       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2013.

                                                            FILE NOS. 333-178863
                                                                       811-08624
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER

                             THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 2                        [X]


                                     and/or

                             REGISTRATION STATEMENT
                              UNDER THE INVESTMENT

                                 COMPANY ACT OF 1940

                                   Amendment No. 2                               [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                  ------------

                         FS VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               (Name of Depositor)

                           ONE WORLD FINANCIAL CENTER
                               200 LIBERTY STREET
                            NEW YORK, NEW YORK 10281
              (Address of Depositor's Principal Offices) (Zip Code)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 996-9786


                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                                175 WATER STREET
                               NEW YORK, NY 10038
              (Address of Guarantor's Principal Offices) (Zip Code)

        GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 770-7000



                               MANDA GHAFERI, ESQ.


                           C/O AIG LIFE AND RETIREMENT


                            1999 AVENUE OF THE STARS

                       LOS ANGELES, CALIFORNIA 90067-6121
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:



[ ] immediately upon filing pursuant to paragraph (b) of Rule 485




[X] on May 1, 2013 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in FS Variable Annuity Account Two of The United States Life Insurance Company in the City of New York under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      NOTE



Registrant is filing this Registration Statement for the purpose of changing the fiscal year end of "FS Variable Annuity Account Two," a separate account of The United States Life Insurance Company in the City of New York, effective on December 31, 2012, from August 31 to December 31. Reflecting this change, audited Financial Statements of FS Variable Annuity Account Two of The United States Life Insurance Company in the City of New York for the year ended December 31, 2012 are included in this Registration Statement.



Pursuant to the SEC staff's position in the Great West Life & Annuity Insurance Co. No-Action Letter (available October 23, 1990) concerning annual update requirements for inactive contracts, Registrant no longer files annual post-effective amendments to this Form N-4.



The contents of (1) Post-Effective Amendment No. 1 under the under the Securities Act of 1933, as amended ("1933 Act") and Amendment No. 1 Investment Company Act of 1940, as amended ("1940 Act") on Form N-4, filed with the Securities and Exchange Commission ("SEC") on January 26, 2012 (File No. 333-178863 and 811-08624; Accession No. 0000950123-12-001395); (2) Post-Effective
Amendment No. 21 under the 1933 Act and Amendment No. 22 under the 1940 Act on Form N-4, filed with the SEC on October 31, 2005 (File No. 033-81470 and 811-08624; Accession No. 0000950148-05-000117); and (3) the supplement to the Prospectus as filed under Form N-4, Initial Registration Statement under the 1933 Act and 1940 Act, File Nos. 333-178863 and 811-08624, filed on January 3, 2012, Accession No. 0000950123-11-104793 are incorporated herein by reference including:



     Part A -- Prospectus, as supplemented by this filing; and



     Part B -- Statement of Additional Information, except Financial Statements.

               SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES OF

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                          FS VARIABLE SEPARATE ACCOUNT
                           Polaris NY Variable Annuity
                         Polaris II NY Variable Annuity
                WM Diversified Strategies III NY Variable Annuity
                          FSA Advisor Variable Annuity
                       Polaris Choice NY Variable Annuity
             Polaris II A-Class Platinum Series NY Variable Annuity
                      Polaris Advantage NY Variable Annuity
                     Polaris Choice III NY Variable Annuity
                      Polaris Advantage NY Variable Annuity

                         FS VARIABLE ANNUITY ACCOUNT ONE
                           ICAP II NY Variable Annuity

                         FS VARIABLE ANNUITY ACCOUNT TWO
                   Vista Capital Advantage NY Variable Annuity


================================================================================


OUR ANNUITY SERVICE CENTER ADDRESS HAS CHANGED. IF YOU HAVE QUESTIONS ABOUT YOUR CONTRACT OR NEED TO CONTACT US, PLEASE WRITE TO ANNUITY SERVICE CENTER, P.O. BOX 15570, AMARILLO, TX 79105 OR CALL (800) 445-7862.

THE FOLLOWING INFORMATION PERTAINS TO THE INCOME PHASE SECTION AND THE LATEST ANNUITY DATE:

As previously communicated to you, if your Latest Annuity Date, as defined by your contract, is earlier than age 95, you may be eligible for an extension of the Accumulation Phase to the first business day of the month following your 95th birthday.

In accordance with the Company's final settlement of a multi-state audit and market conduct examination, and other related state regulatory inquiries regarding unclaimed property, if you qualify for an extension, you must notify us that you want to extend your Accumulation Phase. The Company cannot automatically extend your Accumulation Phase. If you do not notify us, your contract will be annuitized on the Latest Annuity Date using the default option specified in your contract. You can elect a different Annuity Payout Option by completing and mailing an Annuity Option Selection Form to our Annuity Service Center.






Dated: May 1, 2013


                Please keep this Supplement with your Prospectus

                        FS VARIABLE ANNUITY ACCOUNT TWO

                                      OF

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                             FINANCIAL STATEMENTS

                               DECEMBER 31, 2012

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                             FINANCIAL STATEMENTS
                               DECEMBER 31, 2012

                                   CONTENTS

Report of Independent Registered Public Accounting Firm................................... 1
Statements of Assets and Liabilities, December 31, 2012................................... 2
Schedules of Portfolio Investments, December 31, 2012..................................... 3
Statements of Operations, for the four months ended December 31, 2012..................... 4
Statements of Operations, for the year ended August 31, 2012.............................. 5
Statements of Changes in Net Assets, for the four months ended December 31, 2012.......... 6
Statements of Changes in Net Assets, for the year ended August 31, 2012................... 7
Statements of Changes in Net Assets, for the year ended August 31, 2011................... 8
Notes to Financial Statements............................................................. 9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The United States Life Insurance Company in the City of New York and the Contractholders of its separate account, FS Variable Annuity Account Two:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Annuity Account Two (the "Separate Account"), a separate account of The United States Life Insurance Company in the City of New York, at
December 31, 2012, and the results of their operations for the periods indicated in the four months ended December 31, 2012 and for the year ended August 31, 2012, and the changes in each of their net assets for the periods indicated in the four months ended December 31, 2012 and for each of the two years in the period ended August 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodians and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 26, 2013

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2012

                                                      Government                           International  Marsico
                                                      and Quality    Cash    Davis Venture    Growth      Focused  MFS Total
                                                         Bond     Management     Value      and Income    Growth    Return
                                                       Portfolio  Portfolio    Portfolio     Portfolio   Portfolio Portfolio
                                                       (Class 1)  (Class 1)    (Class 1)     (Class 1)   (Class 1) (Class 1)
                                                      ----------- ---------- ------------- ------------- --------- ---------
Assets:
   Investments in Trusts, at net asset value.........   $15,521    $107,494    $872,280      $312,700    $733,609  $359,845
   Receivable from The United States Life Insurance
     Company in the City of New York.................        --         391         714           220         429     1,164
Liabilities:                                                 --          --          --            --          --        --
                                                        -------    --------    --------      --------    --------  --------
Net assets:                                             $15,521    $107,885    $872,994      $312,920    $734,038  $361,009
                                                        =======    ========    ========      ========    ========  ========
   Accumulation units................................    15,521      84,964     863,651       312,336     727,137   335,396
   Contracts in payout (annuitization) period........        --      22,921       9,343           584       6,901    25,613
                                                        -------    --------    --------      --------    --------  --------
       Total net assets..............................   $15,521    $107,885    $872,994      $312,920    $734,038  $361,009
                                                        =======    ========    ========      ========    ========  ========
Accumulation units outstanding.......................       715       8,282      22,925        21,603      57,546    11,542
                                                        =======    ========    ========      ========    ========  ========
Unit value of accumulation units.....................   $ 21.73    $  12.98    $  38.05      $  14.47    $  12.75  $  31.18
                                                        =======    ========    ========      ========    ========  ========


   The accompanying notes are an integral part of the financial statements.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      SCHEDULES OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2012

                                                          Net Asset Value Net Asset
Variable Accounts                                  Shares    Per Share      Value     Cost   Level (Note A)
-----------------                                  ------ --------------- --------- -------- --------------
ANCHOR SERIES TRUST (Class 1):
   Government and Quality Bond Portfolio..........    997     $15.58      $ 15,521  $ 15,095       1
SUNAMERICA SERIES TRUST (Class 1):
   Cash Management Portfolio...................... 10,126     $10.62      $107,494  $110,398       1
   Davis Venture Value Portfolio.................. 37,819      23.06       872,280   920,705       1
   International Growth and Income Portfolio...... 34,685       9.02       312,700   396,719       1
   Marsico Focused Growth Portfolio............... 75,732       9.69       733,609   735,745       1
   MFS Total Return Portfolio..................... 22,951      15.68       359,845   370,036       1

(A)Represents the level within the fair value hierarchy under which the portfolio is classified as defined in Fair Value Measurements, and described in Note 3 to the Financial Statements.

   The accompanying notes are an integral part of the financial statements.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                           STATEMENTS OF OPERATIONS
                           FOR THE FOUR MONTHS ENDED
                               DECEMBER 31, 2012

                                                            Government               Davis   International  Marsico
                                                            and Quality    Cash     Venture     Growth      Focused  MFS Total
                                                               Bond     Management   Value    and Income    Growth    Return
                                                             Portfolio  Portfolio  Portfolio   Portfolio   Portfolio Portfolio
                                                             (Class 1)  (Class 1)  (Class 1)   (Class 1)   (Class 1) (Class 1)
                                                            ----------- ---------- --------- ------------- --------- ---------
Investment income:
   Dividends...............................................    $ 354     $    --   $  7,249    $   7,010   $  2,256  $ 10,244
                                                               -----     -------   --------    ---------   --------  --------
Expenses:
   Charges for distribution, mortality and expense risk....      (72)       (508)    (4,096)      (1,393)    (3,452)   (1,695)
                                                               -----     -------   --------    ---------   --------  --------
Net investment income (loss)...............................      282        (508)     3,153        5,617     (1,196)    8,549
                                                               -----     -------   --------    ---------   --------  --------
Net realized gains (losses) from securities transactions...        2          15    (11,585)      (3,181)    (4,742)   (4,365)
Realized gain distributions................................      209          --     52,535           --     23,265        --
                                                               -----     -------   --------    ---------   --------  --------
Net realized gains (losses)................................      211          15     40,950       (3,181)    18,523    (4,365)
                                                               -----     -------   --------    ---------   --------  --------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period.....................................      966      (2,808)   (26,935)    (110,385)    18,029   (14,048)
   End of period...........................................      426      (2,904)   (48,425)     (84,019)    (2,136)  (10,191)
                                                               -----     -------   --------    ---------   --------  --------
Change in net unrealized appreciation (depreciation) of
  investments..............................................     (540)        (96)   (21,490)      26,366    (20,165)    3,857
                                                               -----     -------   --------    ---------   --------  --------
Increase (decrease) in net assets from operations..........    $ (47)    $  (589)  $ 22,613    $  28,802   $ (2,838) $  8,041
                                                               =====     =======   ========    =========   ========  ========

   The accompanying notes are an integral part of the financial statements.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                                AUGUST 31, 2012

                                                            Government               Davis    International  Marsico
                                                            and Quality    Cash     Venture      Growth      Focused  MFS Total
                                                               Bond     Management   Value     and Income    Growth    Return
                                                             Portfolio  Portfolio  Portfolio    Portfolio   Portfolio Portfolio
                                                             (Class 1)  (Class 1)  (Class 1)    (Class 1)   (Class 1) (Class 1)
                                                            ----------- ---------- ---------  ------------- --------- ---------
Investment income:
   Dividends...............................................    $ 465     $    --   $  12,450    $  10,191   $  2,508  $ 10,140
                                                               -----     -------   ---------    ---------   --------  --------
Expenses:
   Charges for distribution, mortality and expense risk....     (215)     (1,785)    (12,784)      (4,131)   (10,933)   (5,226)
                                                               -----     -------   ---------    ---------   --------  --------
Net investment income (loss)...............................      250      (1,785)       (334)       6,060     (8,425)    4,914
                                                               -----     -------   ---------    ---------   --------  --------
Net realized gains (losses) from securities transactions...       10         118     (17,337)     (15,099)   (10,983)   (8,111)
Realized gain distributions................................       65          --          --           --         --        --
                                                               -----     -------   ---------    ---------   --------  --------
Net realized gains (losses)................................       75         118     (17,337)     (15,099)   (10,983)   (8,111)
                                                               -----     -------   ---------    ---------   --------  --------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period.....................................      698      (2,372)   (122,788)    (119,408)   (81,616)  (48,841)
   End of period...........................................      966      (2,808)    (26,935)    (110,385)    18,029   (14,048)
                                                               -----     -------   ---------    ---------   --------  --------
Change in net unrealized appreciation (depreciation) of
  investments..............................................      268        (436)     95,853        9,023     99,645    34,793
                                                               -----     -------   ---------    ---------   --------  --------
Increase (decrease) in net assets from operations..........    $ 593     $(2,103)  $  78,182    $     (16)  $ 80,237  $ 31,596
                                                               =====     =======   =========    =========   ========  ========

   The accompanying notes are an integral part of the financial statements.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                           FOR THE FOUR MONTHS ENDED
                               DECEMBER 31, 2012

                                                             Government               Davis   International  Marsico
                                                             and Quality    Cash     Venture     Growth      Focused  MFS Total
                                                                Bond     Management   Value    and Income    Growth    Return
                                                              Portfolio  Portfolio  Portfolio   Portfolio   Portfolio Portfolio
                                                              (Class 1)  (Class 1)  (Class 1)   (Class 1)   (Class 1) (Class 1)
                                                             ----------- ---------- --------- ------------- --------- ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss).............................   $   282    $   (508) $  3,153    $  5,617    $ (1,196) $  8,549
   Net realized gains (losses)..............................       211          15    40,950      (3,181)     18,523    (4,365)
   Change in net unrealized appreciation (depreciation) of
     investments............................................      (540)        (96)  (21,490)     26,366     (20,165)    3,857
                                                               -------    --------  --------    --------    --------  --------
   Increase (decrease) in net assets from operations........       (47)       (589)   22,613      28,802      (2,838)    8,041
                                                               -------    --------  --------    --------    --------  --------
From capital transactions:
   Cost of units redeemed...................................        --      (4,843)  (49,879)     (6,473)    (26,129)  (19,026)
   Contract maintenance charge..............................        --         (21)     (287)       (110)       (234)     (108)
   Adjustments to net assets allocated to contracts in
     payout period..........................................        --         391       714         220         429     1,164
                                                               -------    --------  --------    --------    --------  --------
   Decrease in net assets from capital transactions.........        --      (4,473)  (49,452)     (6,363)    (25,934)  (17,970)
                                                               -------    --------  --------    --------    --------  --------
Increase (decrease) in net assets...........................       (47)     (5,062)  (26,839)     22,439     (28,772)   (9,929)
Net assets at beginning of period...........................    15,568     112,947   899,833     290,481     762,810   370,938
                                                               -------    --------  --------    --------    --------  --------
Net assets at end of period.................................   $15,521    $107,885  $872,994    $312,920    $734,038  $361,009
                                                               =======    ========  ========    ========    ========  ========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
Units redeemed..............................................        --        (374)   (1,354)       (472)     (2,103)     (625)
                                                               -------    --------  --------    --------    --------  --------
Decrease in units outstanding...............................        --        (374)   (1,354)       (472)     (2,103)     (625)
Beginning units.............................................       715       8,656    24,279      22,075      59,649    12,167
                                                               -------    --------  --------    --------    --------  --------
Ending units................................................       715       8,282    22,925      21,603      57,546    11,542
                                                               =======    ========  ========    ========    ========  ========

   The accompanying notes are an integral part of the financial statements.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                AUGUST 31, 2012

                                                             Government               Davis   International  Marsico
                                                             and Quality    Cash     Venture     Growth      Focused  MFS Total
                                                                Bond     Management   Value    and Income    Growth    Return
                                                              Portfolio  Portfolio  Portfolio   Portfolio   Portfolio Portfolio
                                                              (Class 1)  (Class 1)  (Class 1)   (Class 1)   (Class 1) (Class 1)
                                                             ----------- ---------- --------- ------------- --------- ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss).............................   $   250    $ (1,785) $   (334)   $  6,060    $ (8,425) $  4,914
   Net realized gains (losses)..............................        75         118   (17,337)    (15,099)    (10,983)   (8,111)
   Change in net unrealized appreciation (depreciation) of
     investments............................................       268        (436)   95,853       9,023      99,645    34,793
                                                               -------    --------  --------    --------    --------  --------
   Increase (decrease) in net assets from operations........       593      (2,103)   78,182         (16)     80,237    31,596
                                                               -------    --------  --------    --------    --------  --------
From capital transactions:
   Cost of units redeemed...................................        --     (22,832)  (65,815)    (22,870)    (53,117)  (26,912)
   Net transfers............................................        --          --    (8,615)         --      (9,730)       --
   Contract maintenance charge..............................        (6)       (186)     (942)       (313)       (745)     (342)
                                                               -------    --------  --------    --------    --------  --------
   Decrease in net assets from capital transactions.........        (6)    (23,018)  (75,372)    (23,183)    (63,592)  (27,254)
                                                               -------    --------  --------    --------    --------  --------
Increase (decrease) in net assets...........................       587     (25,121)    2,810     (23,199)     16,645     4,342
Net assets at beginning of period...........................    14,981     138,068   897,023     313,680     746,165   366,596
                                                               -------    --------  --------    --------    --------  --------
Net assets at end of period.................................   $15,568    $112,947  $899,833    $290,481    $762,810  $370,938
                                                               =======    ========  ========    ========    ========  ========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
Units redeemed..............................................        --      (1,751)   (1,881)     (1,875)     (4,350)     (935)
Units transferred...........................................        --          --      (232)         --        (761)       --
                                                               -------    --------  --------    --------    --------  --------
Decrease in units outstanding...............................        --      (1,751)   (2,113)     (1,875)     (5,111)     (935)
Beginning units.............................................       715      10,407    26,392      23,950      64,760    13,102
                                                               -------    --------  --------    --------    --------  --------
Ending units................................................       715       8,656    24,279      22,075      59,649    12,167
                                                               =======    ========  ========    ========    ========  ========

   The accompanying notes are an integral part of the financial statements.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                AUGUST 31, 2011

                                                             Government               Davis   International  Marsico
                                                             and Quality    Cash     Venture     Growth      Focused  MFS Total
                                                                Bond     Management   Value    and Income    Growth    Return
                                                              Portfolio  Portfolio  Portfolio   Portfolio   Portfolio Portfolio
                                                              (Class 1)  (Class 1)  (Class 1)   (Class 1)   (Class 1) (Class 1)
                                                             ----------- ---------- --------- ------------- --------- ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss).............................   $   434    $ (2,132) $ (6,476)   $  12,067   $ (7,894) $   7,781
   Net realized gains (losses)..............................         2         190   (15,617)     (35,903)   (12,177)   (34,361)
   Change in net unrealized appreciation (depreciation) of
     investments............................................      (164)       (590)  129,089       72,762    150,863     70,911
                                                               -------    --------  --------    ---------   --------  ---------
   Increase (decrease) in net assets from operations........       272      (2,532)  106,996       48,926    130,792     44,331
                                                               -------    --------  --------    ---------   --------  ---------
From capital transactions:
   Cost of units redeemed...................................    (1,655)    (18,290)  (56,223)    (127,014)   (36,793)  (131,208)
   Net transfers............................................        --      (5,270)   (2,807)       1,064       (947)    (1,492)
   Contract maintenance charge..............................       (22)       (197)     (916)        (342)      (696)      (346)
                                                               -------    --------  --------    ---------   --------  ---------
   Decrease in net assets from capital transactions.........    (1,677)    (23,757)  (59,946)    (126,292)   (38,436)  (133,046)
                                                               -------    --------  --------    ---------   --------  ---------
Increase (decrease) in net assets...........................    (1,405)    (26,289)   47,050      (77,366)    92,356    (88,715)
Net assets at beginning of period...........................    16,386     164,357   849,973      391,046    653,809    455,311
                                                               -------    --------  --------    ---------   --------  ---------
Net assets at end of period.................................   $14,981    $138,068  $897,023    $ 313,680   $746,165  $ 366,596
                                                               =======    ========  ========    =========   ========  =========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
Units redeemed..............................................       (82)     (1,382)   (1,612)      (8,517)    (3,255)    (4,544)
Units transferred...........................................        --        (395)      (79)          77        (80)       (52)
                                                               -------    --------  --------    ---------   --------  ---------
Decrease in units outstanding...............................       (82)     (1,777)   (1,691)      (8,440)    (3,335)    (4,596)
Beginning units.............................................       797      12,184    28,083       32,390     68,095     17,698
                                                               -------    --------  --------    ---------   --------  ---------
Ending units................................................       715      10,407    26,392       23,950     64,760     13,102
                                                               =======    ========  ========    =========   ========  =========

   The accompanying notes are an integral part of the financial statements.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   FS Variable Annuity Account Two of The United States Life Insurance Company in the City of New York (the "Separate Account") is an investment account of The United States Life Insurance Company in the City of New York (the "Company"). The Company is a direct wholly owned subsidiary of AGC Life Insurance Company ("AGC"), a wholly owned, indirect subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings, and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

   The Separate Account offers the variable annuity Vista product.

   The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firm, and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

   The Separate Account is composed of a total of six variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the one currently available Class 1 investment portfolio of the Anchor Series Trust ("Anchor Trust"), or (2) one of the five currently available Class 1 investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"). The Anchor Trust and the SunAmerica Trust (collectively referred to as the "Trusts") are diversified, open-end investment companies, which retain investment advisors to assist in their investment activities of the Trusts. The Anchor Trust and the SunAmerica Trust are affiliated investment companies. The contract holder may elect to have payments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated to the General Account.

   Effective December 31, 2012, FS Variable Annuity Account Two changed its year-end from August 31 to December 31. Reflecting this change are the FS Variable Annuity Account Two audited financial statements as of and for the four months ended December 31, 2012 and for each of the two fiscal years in the period ended August 31, 2012.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of business day. Purchases and sales of shares of the portfolios are valued at the net assets values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


   distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

   FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulate investment company under the Code.

   USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

   RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table, the 1971 Individual Mortality Table, and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

   The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Transfers are recorded as cost of units redeemed or as net proceeds from units sold in the accompanying Statements of Changes in Net Assets. Additional amounts which will be transferred to or from the Company are disclosed as adjustments to net assets allocated to contracts in payout period in the accompanying Statements of Changes in Net Assets.

   Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

3. FAIR VALUE MEASUREMENTS

   Assets and liabilities recorded at fair value in the Separate Account statements of assets and liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

3. FAIR VALUE MEASUREMENTS (continued)


   marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

   Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets, and most mutual funds.

   Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

   Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

   The Separate Account assets measured at fair value as of December 31, 2012 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 as of December 31, 2012 and for the four months ended December 31, 2012. The Separate Account had no liabilities as of December 31, 2012. See the Schedules of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2012, and indicating the levels of the fair value measurement based on the levels of the inputs used.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS

   Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

   WITHDRAWAL CHARGE: The contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on the tables of charges applicable to the contracts, with a maximum charge of 6% of any amount withdrawn that exceed the free withdrawal amount and are recorded as cost of units redeemed in the accompanying Statements of Charges in Net Assets.

   CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $30 is charged against all contracts issued, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contracts. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from the withdrawal. The contract maintenance charge is recorded as a charge in the accompanying Statements of Changes in Net Assets.

   SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate Account annual charges are recorded as a charge in the Statements of Operations. The total annual rate of the net asset value of each portfolio is 1.40%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense charge is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the separate account annual charge rate. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

   TRANSFER FEE: A transfer fee of $25, depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

   PREMIUM TAXES: Certain states charge the Company a premium tax on purchase payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS (continued)


   assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes when a purchase payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statements of Changes in Net Assets.

   SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

5. PURCHASES AND SALES OF INVESTMENTS

   The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the four months ended December 31, 2012 consist of the following:

                                               Cost of Shares Proceeds from
    Variable Accounts                             Acquired     Shares Sold
    -----------------                          -------------- -------------
    ANCHOR SERIES TRUST (Class 1):
    Government and Quality Bond Portfolio.....    $   565        $    72
    SUNAMERICA SERIES TRUST (Class 1):
    Cash Management Portfolio.................    $    --        $ 5,372
    Davis Venture Value Portfolio.............     59,784         54,262
    International Growth and Income Portfolio.      7,011          7,977
    Marsico Focused Growth Portfolio..........     25,519         29,815
    MFS Total Return Portfolio................     10,244         20,829

   The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended August 31, 2012 consist of the following:

                                               Cost of Shares Proceeds from
    Variable Accounts                             Acquired     Shares Sold
    -----------------                          -------------- -------------
    ANCHOR SERIES TRUST (Class 1):
    Government and Quality Bond Portfolio.....    $   531        $   222
    SUNAMERICA SERIES TRUST (Class 1):
    Cash Management Portfolio.................    $     8        $24,811
    Davis Venture Value Portfolio.............     12,521         88,227
    International Growth and Income Portfolio.     10,214         27,337
    Marsico Focused Growth Portfolio..........      2,568         74,585
    MFS Total Return Portfolio................     10,169         32,509

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

6. OTHER MATTERS

   The Company is a subsidiary of AIG. Information on AIG is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES

   A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the four months ended December 31, 2012 and for the years ended August 31, 2012, 2011, 2010, 2009, and 2008, follows:

                                                          At December 31 or August 31
                                                     -------------------------------------
                                                                 Unit      Net Assets /(4)/
Years                                                Units  Fair Value ($)       ($)
-----                                                ------ -------------- ---------------
Government and Quality Bond Portfolio (Class 1)
12/31/2012                                              715     21.73            15,521
8/31/2012                                               715     21.79            15,568
8/31/2011                                               715     20.97            14,981
8/31/2010                                               797     20.56            16,386
8/31/2009                                               798     19.39            15,475
8/31/2008                                               799     18.41            14,711
Cash Management Portfolio (Class 1)
12/31/2012                                            8,282     12.98           107,494
8/31/2012                                             8,656     13.05           112,947
8/31/2011                                            10,407     13.27           138,068
8/31/2010                                            12,184     13.49           164,357
8/31/2009                                            13,213     13.70           181,051
8/31/2008                                            23,061     13.82           318,699
Davis Venture Value Portfolio (Class 1)
12/31/2012                                           22,925     38.05           872,280
8/31/2012                                            24,279     37.06           899,833
8/31/2011                                            26,392     33.99           897,023
8/31/2010                                            28,083     30.27           849,973
8/31/2009                                            29,905     29.59           884,956
8/31/2008                                            37,029     36.06         1,335,279
International Growth and Income Portfolio (Class 1)
12/31/2012                                           21,603     14.47           312,700
8/31/2012                                            22,075     13.16           290,481
8/31/2011                                            23,950     13.10           313,680
8/31/2010                                            32,390     12.07           391,046
8/31/2009                                            34,277     12.68           434,727
8/31/2008                                            39,604     16.36           647,921
Marsico Focused Growth Portfolio (Class 1)
12/31/2012                                           57,546     12.75           733,609
8/31/2012                                            59,649     12.79           762,810
8/31/2011                                            64,760     11.52           746,165
8/31/2010                                            68,095      9.60           653,809
8/31/2009                                            71,176      9.37           667,038
8/31/2008                                            86,938     11.88         1,032,829
MFS Total Return Portfolio (Class 1)
12/31/2012                                           11,542     31.18           359,845
8/31/2012                                            12,167     30.49           370,938
8/31/2011                                            13,102     27.98           366,596
8/31/2010                                            17,698     25.73           455,311
8/31/2009                                            18,627     24.77           461,475
8/31/2008                                            21,453     26.99           579,028

                                                     For the Period Ended December 31 or August 31
                                                     --------------------------------------------
                                                                      Investment
                                                      Expense        Income Ratio       Total
Years                                                Ratio /(1)/        /(2)/        Return /(3)/
-----                                                ----------      ------------    -----------
Government and Quality Bond Portfolio (Class 1)
12/31/2012                                              1.40%            2.28%          -0.29%
8/31/2012                                               1.40%            3.04%           3.94%
8/31/2011                                               1.40%            4.27%           2.00%
8/31/2010                                               1.40%            4.72%           6.04%
8/31/2009                                               1.40%            4.04%           5.33%
8/31/2008                                               1.40%            4.49%           3.44%
Cash Management Portfolio (Class 1)
12/31/2012                                              1.40%            0.00%          -0.53%
8/31/2012                                               1.40%            0.00%          -1.66%
8/31/2011                                               1.40%            0.00%          -1.65%
8/31/2010                                               1.40%            2.60%          -1.55%
8/31/2009                                               1.40%            3.55%          -0.86%
8/31/2008                                               1.40%            5.28%           0.69%
Davis Venture Value Portfolio (Class 1)
12/31/2012                                              1.40%            0.82%           2.66%
8/31/2012                                               1.40%            1.37%           9.04%
8/31/2011                                               1.40%            0.73%          12.30%
8/31/2010                                               1.40%            1.48%           2.28%
8/31/2009                                               1.40%            2.53%         -17.93%
8/31/2008                                               1.40%            1.17%         -10.97%
International Growth and Income Portfolio (Class 1)
12/31/2012                                              1.40%            2.31%          10.00%
8/31/2012                                               1.40%            3.47%           0.47%
8/31/2011                                               1.40%            4.48%           8.48%
8/31/2010                                               1.40%            0.00%          -4.81%
8/31/2009                                               1.40%            4.77%         -22.46%
8/31/2008                                               1.40%            2.08%         -18.98%
Marsico Focused Growth Portfolio (Class 1)
12/31/2012                                              1.40%            0.30%          -0.31%
8/31/2012                                               1.40%            0.32%          10.99%
8/31/2011                                               1.40%            0.38%          20.00%
8/31/2010                                               1.40%            0.76%           2.45%
8/31/2009                                               1.40%            0.75%         -21.14%
8/31/2008                                               1.40%            0.24%          -6.63%
MFS Total Return Portfolio (Class 1)
12/31/2012                                              1.40%            2.79%           2.26%
8/31/2012                                               1.40%            2.73%           8.96%
8/31/2011                                               1.40%            3.24%           8.76%
8/31/2010                                               1.40%            3.68%           3.84%
8/31/2009                                               1.40%            4.09%          -8.21%
8/31/2008                                               1.40%            3.22%          -6.59%

(1)These amounts represent the annualized contract expenses of the variable account, consisting of distibution, mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see note 4.
(2)These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolios in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the period and dividing it by the number of months that the portfolio had an ending asset balance during the period.
(3)These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.
(4)These amounts represent the net asset value before the adjustments allocated to the contracts in payout period.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         INDEX TO FINANCIAL STATEMENTS

                                                                                    Page
                                                                                   Numbers
                                                                                   -------
Report of Independent Registered Public Accounting Firm                                  1
Balance Sheets - December 31, 2012 and 2011                                         2 to 3
Statements of Income - Years Ended December 31, 2012, 2011 and 2010                      4
Statements of Comprehensive Income - Years Ended December 31, 2012, 2011 and 2010        5
Statements of Shareholder's Equity - Years Ended December 31, 2012, 2011 and 2010        6
Statements of Cash Flows - Years Ended December 31, 2012, 2011 and 2010             7 to 8
Notes to Financial Statements                                                      9 to 69

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets and the related statements of income, of comprehensive income, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 27, 2013

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                                BALANCE SHEETS

                                                                      December 31,
                                                                  ---------------------
                                                                   2012       2011
                                                                  ------- -------------
                                                                          (as adjusted,
                                                                           see Note 2)
                                                                      (In Millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
     (amortized cost: 2012 - $19,280; 2011 - $19,435)             $21,417    $20,651
   Fixed maturity securities, trading, at fair value                   --        111
   Hybrid securities, at fair value
     (cost: 2012 - $66; 2011 - $32)                                    68         31
   Equity securities, available for sale, at fair value
     (cost: 2012 - $2; 2011 - $5)                                       4          6
   Mortgage and other loans receivable
     (net of allowance: 2012 - $16; 2011 - $26)                     1,622      1,379
   Policy loans                                                       224        229
   Investment real estate
     (net of accumulated depreciation of: 2012 - $9; 2011 - $9)        39         26
   Partnerships and other invested assets                             528        335
   Short-term investments
     (portion measured at fair value: 2012 - $691; 2011 - $58)        954        105
   Derivative assets, at fair value                                     4          9
                                                                  -------    -------
Total investments                                                  24,860     22,882
Cash                                                                   15         31
Accrued investment income                                             216        217
Reinsurance receivables                                               290        293
Deferred policy acquisition costs                                     227        428
Deferred sales inducements                                              5         68
Income taxes receivable                                                 5         --
Deferred tax asset                                                     --         45
Other assets                                                          170        119
Separate account assets, at fair value                              1,135        751
                                                                  -------    -------
TOTAL ASSETS                                                      $26,923    $24,834
                                                                  =======    =======

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                          BALANCE SHEETS (Continued)



                                                                                          December 31,
                                                                                     -------------------------
                                                                                       2012         2011
                                                                                      -------   -------------
                                                                                                (as adjusted,
                                                                                                 see Note 2)
                                                                                     (In Millions, except share
                                                                                             data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Future policy benefits                                                            $ 5,891       $ 5,470
   Policyholder contract deposits                                                     13,899        14,044
   Policy claims and benefits payable                                                    255           256
   Other policyholders' funds                                                            362           405
   Reserve for unearned premiums                                                         100           100
   Income taxes payable to parent                                                         --            46
   Deferred income taxes payable                                                          54            --
   Notes payable - to third parties, net                                                  10            --
   Securities lending payable                                                            784            --
   Derivative liabilities, at fair value                                                  16             9
   Other liabilities                                                                     389           281
   Separate account liabilities                                                        1,135           751
                                                                                      -------      -------
TOTAL LIABILITIES                                                                     22,895        21,362
                                                                                      -------      -------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 12)
SHAREHOLDER'S EQUITY:
   Common stock, $2 par value, 1,980,658 shares authorized, issued and outstanding         4             4
   Additional paid-in capital                                                          3,740         3,961
   Accumulated deficit                                                                  (482)         (846)
   Accumulated other comprehensive income                                                766           353
                                                                                      -------      -------
TOTAL SHAREHOLDER'S EQUITY                                                             4,028         3,472
                                                                                      -------      -------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                           $26,923       $24,834
                                                                                      =======      =======

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                             STATEMENTS OF INCOME

                                                                                        Years ended December 31,
                                                                                        ----------------------
                                                                                         2012     2011    2010
                                                                                        ------   ------  ------
                                                                                             (In Millions)
REVENUES:
   Premiums and other considerations                                                    $  503   $  480  $  508
   Net investment income                                                                 1,238    1,175   1,211
   Net realized investment gains (losses):
       Total other-than-temporary impairments on available for sale securities             (25)    (114)   (140)
       Portion of other-than-temporary impairments on available for sale fixed
         maturity securities recognized in accumulated other comprehensive income          (21)      (6)    (48)
                                                                                        ------   ------  ------
       Net other-than-temporary impairments on available for sale securities
         recognized in net income                                                          (46)    (120)   (188)
       Other realized investment gains                                                     195      238      66
                                                                                        ------   ------  ------
          Total net realized investment gains (losses)                                     149      118    (122)
   Insurance charges                                                                       223      193     196
   Other                                                                                    58       69      62
                                                                                        ------   ------  ------
TOTAL REVENUES                                                                           2,171    2,035   1,855
                                                                                        ------   ------  ------
BENEFITS AND EXPENSES:
   Policyholder benefits                                                                 1,035      933     796
   Interest credited on policyholder contract deposits                                     454      465     446
   Amortization of deferred policy acquisition costs                                        87       93      72
   Amortization of deferred sales inducements                                               40       29      13
   General and administrative expenses, net of deferrals                                   127      144     197
   Commissions, net of deferrals                                                           130      125     105
                                                                                        ------   ------  ------
TOTAL BENEFITS AND EXPENSES                                                              1,873    1,789   1,629
                                                                                        ------   ------  ------
INCOME BEFORE INCOME TAX BENEFIT                                                           298      246     226
INCOME TAX EXPENSE (BENEFIT):
   Current                                                                                  35       72     (30)
   Deferred                                                                               (101)     (75)   (154)
                                                                                        ------   ------  ------
TOTAL INCOME TAX BENEFIT                                                                   (66)      (3)   (184)
                                                                                        ------   ------  ------
NET INCOME                                                                              $  364   $  249  $  410
                                                                                        ======   ======  ======

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      STATEMENTS OF COMPREHENSIVE INCOME

                                                                                         Years ended December 31,
                                                                                    ----------------------------------
                                                                                     2012       2011          2010
                                                                                    ------  ------------- -------------
                                                                                            (as adjusted, (as adjusted,
                                                                                             see Note 2)   see Note 2)
                                                                                               (In Millions)
NET INCOME                                                                          $  364      $ 249         $ 410
OTHER COMPREHENSIVE INCOME:
   Net unrealized gains (losses) of fixed maturity investments on which other-than-temporary credit impairments were taken - net of
     reclassification adjustments                                                      (81)        60           393
   Deferred income tax (expense) benefit on above changes                               29        (23)         (126)
   Net unrealized gains on all other invested assets arising during the current
     period - net of reclassification adjustments                                    1,014        382           465
   Deferred income tax expense on above changes                                       (339)      (143)         (163)
   Adjustment to deferred policy acquisition costs and deferred sales inducements     (198)       (59)         (235)
   Deferred income tax benefit on above changes                                         73         21            89
   Insurance loss recognition                                                         (131)      (227)         (217)
   Deferred income tax benefit on above changes                                         46         79            76
                                                                                    ------      -----         -----
OTHER COMPREHENSIVE INCOME                                                             413         90           282
                                                                                    ------      -----         -----
COMPREHENSIVE INCOME                                                                $  777      $ 339         $ 692
                                                                                    ======      =====         =====

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                     Years ended December 31,
                                                                ----------------------------------
                                                                 2012       2011          2010
                                                                ------  ------------- -------------
                                                                        (as adjusted, (as adjusted,
                                                                         see Note 2)   see Note 2)
                                                                           (In Millions)
COMMON STOCK:
   Balance at beginning and end of year                         $    4     $     4       $     4
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  3,961       4,076         4,075
       Capital contributions from Parent (see Note 13)              --           1             1
       Return of capital                                          (221)       (116)           --
                                                                ------     -------       -------
   Balance at end of year                                        3,740       3,961         4,076
                                                                ------     -------       -------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                   (846)     (1,095)       (1,464)
       Cumulative effect of accounting change, net of tax           --          --           (41)
                                                                ------     -------       -------
   Adjusted balance at beginning of year                          (846)     (1,095)       (1,505)
       Net income                                                  364         249           410
                                                                ------     -------       -------
   Balance at end of year                                         (482)       (846)       (1,095)
                                                                ------     -------       -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                                    353         263           (19)
       Cumulative effect of accounting change, net of tax           --          --             4
                                                                ------     -------       -------
   Adjusted balance at beginning of year                           353         263           (15)
       Other comprehensive income                                  413          90           278
                                                                ------     -------       -------
   Balance at end of year                                          766         353           263
                                                                ------     -------       -------
TOTAL SHAREHOLDER'S EQUITY                                      $4,028     $ 3,472       $ 3,248
                                                                ======     =======       =======

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           STATEMENTS OF CASH FLOWS

                                                                                    Years ended December 31,
                                                                                   -------------------------
                                                                                     2012     2011     2010
                                                                                   -------  -------  -------
                                                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $   364  $   249  $   410
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits                                    454      465      446
Fees charged for policyholder contract deposits                                       (196)    (188)    (188)
Amortization of deferred policy acquisition costs                                       87       93       72
Amortization of deferred sales inducements                                              40       29       13
Net realized investment (gains) losses                                                (149)    (118)     122
Equity in income of partnerships and other invested assets                             (20)      (2)     (21)
Depreciation and amortization                                                            3        4      (21)
Amortization (accretion) of net premium/discount on investments                       (137)    (142)     (92)
Provision for deferred income taxes                                                   (101)    (114)    (181)
Unrealized (gains) losses in earnings - net                                             18       (2)     (41)
Capitalized interest                                                                   (15)     (15)      (2)
CHANGE IN:
   Hybrid securities, at fair value                                                     --      (22)      --
   Accrued investment income                                                             1      (26)      (3)
   Amounts due to/from related parties                                                 (14)      33      (13)
   Worker's compensation claim reserve, net                                             --       --     (331)
   Reinsurance receivables                                                               3       24       16
   Deferral of deferred policy acquisition costs                                       (39)     (86)     (83)
   Deferral of sales inducements                                                        (1)      --       --
   Income taxes currently receivable/payable                                           (43)     128       64
   Other assets                                                                        (32)      18       37
   Future policy benefits                                                              274       (3)      (4)
   Other policyholders' funds                                                          (43)     (12)     (10)
   Other liabilities                                                                   100        4       27
Other, net                                                                              (1)      (2)      23
                                                                                   -------  -------  -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                       553      315      240
                                                                                   -------  -------  -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities, available for sale                                    (3,828)  (7,103)  (3,134)
   Mortgage and other loans                                                           (312)    (265)     (32)
   Other investments, excluding short-term investments                                (406)    (297)     (93)
Sales of:
   Fixed maturity securities, available for sale                                     2,724    2,157    1,998
   Equity securities                                                                     5        9       12
   Other investments, excluding short-term investments                                 133       79       85
Redemptions and maturities of:
   Fixed maturity securities, available for sale                                     1,553    1,508      909
   Mortgage and other loans                                                             93       94       49
   Other investments, excluding short-term investments                                 160       42        7
Purchases of property, equipment and software                                           (1)      (1)      --
Change in short-term investments                                                      (849)   2,566     (630)
                                                                                   -------  -------  -------
       NET CASH USED IN INVESTING ACTIVITIES                                       $  (728) $(1,211) $  (829)
                                                                                   -------  -------  -------

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                     STATEMENTS OF CASH FLOWS (Continued)


                                                               Years ended December 31,
                                                               -----------------------
                                                                 2012    2011    2010
                                                               -------  ------  ------
                                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                  $   699  $1,934  $1,604
Policyholder account withdrawals                                (1,054)   (669)   (636)
Net exchanges from separate accounts                               (57)    (21)    (10)
Claims and annuity payments                                         (6)   (237)   (372)
Change in securities lending payable                               784      --      --
Net receipts from (repayments of) other short-term financings       10       6      (4)
Cash overdrafts                                                      4       8      --
Return of capital                                                 (221)   (116)     --
                                                               -------  ------  ------
   NET CASH PROVIDED BY FINANCING ACTIVITIES                       159     905     582
                                                               -------  ------  ------
INCREASE (DECREASE) IN CASH                                        (16)      9      (7)
CASH AT BEGINNING OF PERIOD                                         31      22      29
                                                               -------  ------  ------
CASH AT END OF PERIOD                                          $    15  $   31  $   22
                                                               =======  ======  ======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                              $    86  $   18  $   27
Interest (received) paid                                       $   (13) $   --  $   51
Non-cash activity:
Sales inducements credited to policyholder contract deposits   $    23  $   28  $   24
Other various non-cash contributions                           $    --  $    1  $    1

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York ("US Life" or the "Company") is a direct, wholly-owned subsidiary of AGC Life Insurance Company (the "Parent"), which is in turn an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual fixed and variable annuity and life products, group insurance and certain credit products. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in American Samoa, U.S. Virgin Islands, and Guam.

Individual annuity products offered by the Company include fixed and equity-indexed annuities, immediate annuities, terminal funding annuities, structured settlement contracts and annuities directed at the market for tax-deferred, long-term savings products. These individual annuity products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions, affiliated and independent broker-dealers and full-service securities firms.

The individual life insurance products include universal life, term life, whole life and interest sensitive whole life. These individual life products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions. The Company also provides products for certain international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective December 31, 2011, First SunAmerica Life Insurance Company ("FSA"), a subsidiary of the former SunAmerica Life Insurance Company ("SALIC"), merged with US Life, the surviving entity.

Effective December 31, 2012, SALIC merged into the American General Life Insurance Company ("AGL"), along with several other insurance companies within AIG's Life and Retirement segment (the "Merger"). The primary purpose of the Merger was to reduce costs, complexity and regulatory requirements by reducing the number of separate legal entities. The Merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying financial statements include the financial position, results of operations and cash flows of FSA for all periods presented.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Effective December 31, 2010, American International Life Assurance Company of New York ("AIL"), a subsidiary of AIG, merged with US Life, the surviving entity. The primary purpose of the merger was to reduce costs, complexity and regulatory requirements by reducing the number of separate legal entities. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying financial statements include the financial position, results of operations and cash flows of AIL for all periods presented.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers the accounting policies that are most dependent on the application of estimates and assumptions to be those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  policyholder contract deposits;

    . recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    . income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets; and

    .  fair value measurement of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.

Revision of Prior Year Financial Statements

The Balance Sheet as of December 31, 2011, and the Statements of Comprehensive Income and Statements of Shareholder's Equity for the periods ending
December 31, 2011 and 2010, were revised to correct the amortization factors that were used to calculate shadow DAC and shadow sales inducements on a certain block of business. These revisions were not considered to be material, individually or in aggregate to previously issued financial statements. There was no effect to the Statements of Income, or the Statement of Cash Flows.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following tables reflect this revision and its effect on line items in the financial statements for 2011 and 2010 as follows:

As of and for the year ended December 31, 2011:

                                                              As previously
                                                                reported     Adjustment   As revised
                                                              ------------- ------------- ----------
                                                                            (In Millions)
Balance Sheet
Deferred policy acquisition costs                                $   504        $(76)      $   428
Deferred sales inducements                                            93         (25)           68
Deferred tax asset                                                    10          35            45
Total Assets                                                      24,900         (66)       24,834
Accumulated other comprehensive income                               419         (66)          353
Total Shareholder's Equity                                         3,538         (66)        3,472
Total Liabilities and Shareholder's Equity                        24,900         (66)       24,834
Statements of Comprehensive Income
Adjustment to deferred policy acquisition costs and deferred
  sales inducements                                                   (8)        (51)          (59)
Deferred income tax benefit on above changes                           3          18            21
Other comprehensive income                                           123         (33)           90
Comprehensive income                                                 372         (33)          339
Statement of Shareholder's Equity
Accumulated other comprehensive income:
Balance at beginning of year                                         296         (33)          263
Adjusted balance at beginning of year                                296         (33)          263
Other comprehensive income                                           123         (33)           90
Balance at end of year                                               419         (66)          353
Total Shareholder's Equity                                         3,538         (66)        3,472

As of and for the year ended December 31, 2010:

                                                              As previously                 As
                                                                reported     Adjustment   revised
                                                              ------------- ------------- -------
                                                                            (In Millions)
Statements of Comprehensive Income
Adjustment to deferred policy acquisition costs and deferred
  sales inducements                                              $ (185)        $(50)     $ (235)
Deferred income tax benefit on above changes                         72           17          89
Other comprehensive income                                          315          (33)        282
Comprehensive income                                                725          (33)        692
Statement of Shareholder's Equity
Accumulated other comprehensive income:
Balance at beginning of year                                        (19)          --         (19)
Adjusted balance at beginning of year                               (15)          --         (15)
Other comprehensive income                                          311          (33)        278
Balance at end of year                                              296          (33)        263
Total Shareholder's Equity                                        3,281          (33)      3,248

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, variable universal life, fixed annuity, guaranteed renewable term life, limited payment and investment contracts. Long duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical, credit and disability policies. These contracts provide insurance protection for a fixed period of short duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2012 or 2011.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (loss), net of deferred taxes and an adjustment to DAC and deferred sales inducements, in shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired ("PCI") securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's previous economic interest in Maiden Lane II LLC ("ML II"), which was carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Impairment Policy

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income).

When estimating future cash flows for a structured fixed maturity security (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

    .  Loss severity and the timing of any recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the statements of income. Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on such impaired loans is recognized as cash is received.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a three percent interest (five percent in 2011) are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a three percent or greater interest or less than three percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Other invested assets include the Company's carrying value of its ownership in the Federal Home Loan Bank ("FHLB") of New York.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate and foreign currency swaps, options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues or has issued equity-indexed universal life and annuity products that offer optional guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum account value ("GMAV") living benefits. These types of guarantees are considered embedded derivatives that are required to be bifurcated from the host

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

contract and carried at fair value. The Company purchases exchange traded and over-the-counter options and exchange traded futures from various indicies to offset the increase in its liabilities resulting from the indexed features of these products. Exchange traded options and futures are marked to market using observable market quotes, while the over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company issues or has issued certain variable annuity products that offer optional guaranteed living benefits which are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded and over-the-counter options and exchange traded futures. Exchange traded options and futures are marked to market using observable market quotes while over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs.

See Note 5 for further discussion of embedded derivatives.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the balance sheets as derivative assets or derivative liabilities. The fair value of the embedded derivatives is reflected in policyholder contract deposits in the balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the statements of income.

See Notes 3 and 5 for additional disclosures.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses.

DAC for certain investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC on certain products equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. For long-duration traditional business, if

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

such reinvestment would not be sufficient to recover DAC, and meet policyholder obligations, an adjustment to DAC and additional future policy benefits for those products is recorded using best estimates that incorporate a review of assumptions regarding mortality, morbidity, persistency, maintenance expenses and investment returns. The change in this adjustment, net of tax, is included with the change in net unrealized gains (losses) on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income. DAC related to certain investment-oriented business sold on AIL paper prior to its December 31, 2010 merger with US Life was not adjusted for changes in net unrealized gains or losses.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 8.0 percent. For the Company's variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 7.5 percent.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to policyholders on certain of its products. The sales inducements provided to the variable annuity policyholders are primarily reflected in the separate account liability on the balance sheets. All other sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the balance sheets. The cost of such sales inducements is deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without these bonus amounts, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues or has issued variable annuities and variable universal life contracts, for which the investment risk lies solely with the policyholder, except with respect to amounts invested in the fixed-rate account option and minimum guarantees made by the Company with respect to certain policies. The assets supporting the variable portion of variable annuities and variable universal life contracts are carried at fair value and reported as separate account assets with an equivalent liability in the balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statements of income.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts and are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefits ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a policyholder, the policyholder's beneficiary will receive the greater of (i) the policyholder's account value, or (ii) a guaranteed minimum benefit that varies by product and type of benefit elected by the policyholder. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed policyholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for GMDB are included in policyholder benefits in the statements of income. The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis.

Waiver of premium reserves for life insurance are based primarily on the 1970 Krieger table, modified for Company experience. The interest rate assumption varies by year of incurral and the average is approximately 5.15 percent.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life insurance and annuity products, such as those sold by the Company, are not reflected as revenues in the Company's statements of income, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liabilities for GMWB and GMAV, accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment gains (losses) in the statements of income.

GMWB is a feature the Company offers on certain variable annuity products. If available and elected by the policyholder at the time of contract issuance and subject to the specific provisions of the feature elected, this feature can provide a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is based off of a guaranteed benefit base, the amount of which is determined by the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and /or greater than expected longevity could result in GMWB benefits being higher than the underlying policyholder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMAV is a feature that was offered on certain variable annuity products from the second quarter of 2004 to May 2009. If available and elected by the policyholder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of premiums invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying policyholder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of policyholder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique was modified during 2010, primarily with respect to the discount rates applied to certain projected benefits payments. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives.

Equity-indexed annuities and equity-indexed universal life contracts offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. This feature is accounted for in accordance with accounting standards for derivative instruments.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience-rated group products and liabilities for premiums received in advance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the Company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90% of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income. The Company's participating business has not been profitable and has resulted in an asset, rather than a liability balance. Such assets or receivable balances are not recognized for financial reporting purposes at December 31, 2012 or 2011.

Provisions for experience rating refunds arise from contractual obligations between the Company and the groups being insured. Periodic assessments of the experience of the insured groups are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized as revenue when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the statements of income.

Premiums on accident and health policies and credit products are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums. The Company estimates and accrues group and credit premiums due but not yet collected.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value and investments for which the fair value option has been elected.

    . Earnings from private equity funds and hedge fund investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected), real estate, investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected) and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivative assets and liabilities.

INSURANCE CHARGES AND OTHER

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the statements of income. As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees and asset management fees are recorded as income in other revenue when earned.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Testing Indefinite-Lived Intangible Assets for Impairment

In July 2012, the Financial Accounting Standards Board ("FASB") issued an accounting standard that allows a company the option to first assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. A company is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the company determines it is more likely than not the asset is impaired.

The standard is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. While early adoption was permitted, the Company adopted the standard on its required effective date of January 1, 2013. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Disclosures about Offsetting Assets and Liabilities

In February 2013, the FASB issued guidance that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The guidance applies to derivatives, repurchase agreements and reverse purchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in FASB Accounting Standards Codification or subject to a master netting arrangement or similar agreement.

The standard is effective for fiscal years and interim periods beginning on or after January 1, 2013, and will be applied retrospectively to all comparative periods presented. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Comprehensive Income

In February 2013, the FASB issued guidance on the presentation requirements for items reclassified out of accumulated other comprehensive income. Companies will be required to disclose the effect of significant items reclassified out of accumulated other comprehensive income on the respective line items of net income or provide a cross-reference to other disclosures currently required under GAAP for relevant items.

The standard is effective for annual and interim reporting periods beginning after December 15, 2012. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2012:

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The Company adopted the standard retrospectively on January 1, 2012.

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

The method the Company uses to amortize DAC did not change as a result of the adoption of the standard.

The adoption of the standard resulted in an increase to beginning of period accumulated deficit for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. Accordingly, the Company revised its historical financial statements and accompanying notes in the financial statements for the changes in DAC and associated changes in acquisitions expenses and income taxes.

The following table presents amounts previously reported as of December 31, 2011, to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the balance sheet.

                                                        As Reported
                                                        w. revisions Effect of As Currently
                                                        (see Note 2)  Change     Reported
DECEMBER 31, 2011                                       ------------ --------- ------------
                                                                   (in Millions)
Balance Sheet:
   Deferred policy acquisition cost                       $   482      $(54)     $   428
   Deferred sales inducements                                  70        (2)          68
   Income tax receivable                                       35        10           45
   Total assets                                            24,880       (46)      24,834
   Income tax payable                                          56       (10)          46
   Total liabilities                                       21,372       (10)      21,362
   Accumulated deficit                                       (803)      (43)        (846)
   Accumulated other comprehensive income                     346         7          353
   Total shareholder's equity                               3,508       (36)       3,472
   Total liabilities and shareholder's equity              24,880       (46)      24,834

The following tables present amounts previously reported for the years ended December 31, 2011 and 2010 to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the statements of income and statements of cash flows.

                                                           As Previously Effect of As Currently
                                                             Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2011                               ------------- --------- ------------
                                                                      (in Millions)
Statement of Income:
   Amortization of deferred policy acquisition costs          $  103       $(10)      $   93
   Amortization of deferred sales inducements                     28          1           29
   General and administrative expenses, net of deferrals         131         13          144
   Total benefits and expenses                                 1,785          4        1,789
   Income before income tax benefit                              250         (4)         246
   Income tax benefit                                             (2)        (1)          (3)
   Net income                                                    252         (3)         249

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                           As Previously Effect of As Currently
                                                             Reported     Change     Reported
                                                           ------------- --------- ------------
                                                                      (in Millions)
YEAR ENDED DECEMBER 31, 2010
Statement of Income:
   Amortization of deferred policy acquisition costs          $   85       $(13)      $   72
   General and administrative expenses, net of deferrals         185         12          197
   Total benefits and expenses                                 1,630         (1)       1,629
   Income before income tax benefit                              225          1          226
   Net income                                                    409          1          410

Adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of net cash flows provided by operating activities.

                                                       As Previously Effect of As Currently
                                                         Reported     Change     Reported
                                                       ------------- --------- ------------
                                                                  (in Millions)
YEAR ENDED DECEMBER 31, 2011
Cash flows from operating activities:
   Net income                                              $252        $ (3)       $249
   Amortization of deferred policy acquisition costs        103         (10)         93
   Amortization of deferred sales inducements                28           1          29
   Deferral of deferred policy acquisition costs            (94)          8         (86)
   Income taxes currently receivable/payable                126           2         128

                                                       As Previously Effect of As Currently
                                                         Reported     Change     Reported
                                                       ------------- --------- ------------
                                                                  (in Millions)
YEAR ENDED DECEMBER 31, 2010
Cash flows from operating activities:
   Net income                                              $ 409       $  1       $ 410
   Amortization of deferred policy acquisition costs          85        (13)         72
   Provision for deferred income taxes                      (182)         1        (181)
   Deferral of deferred policy acquisition costs             (90)         7         (83)
   Income taxes currently receivable/payable                  62          2          64

Reconsideration of Effective Control for Secured Borrowings

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The guidance in the standard was required to be applied prospectively to transactions or modifications that occur on or after January 1, 2012.

Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. The measurement and disclosure requirements under GAAP and IFRS are now generally consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value measurement and disclosure guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. The guidance clarifies existing guidance on the application of fair value measurements, changes certain principles or requirements for measuring fair value, and requires significant additional disclosures for Level 3 valuation inputs. The new disclosure requirements were applied prospectively. The standard became effective for the Company beginning January 1, 2012. The standard did not have any effect on the Company's financial condition, results of operations or cash flows. See Note 3 herein.

Presentation of Comprehensive Income

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. The standard became effective beginning January 1, 2012 with retrospective application required. The standard did not have any effect on the Company's financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

Fair Value Measurements and Disclosures

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 3.

Consolidation of Investments in Separate Accounts

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows. See Note 4.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

Consolidation of Variable Interest Entities ("VIE")

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

Accounting for Embedded Credit Derivatives

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the standard on July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

.. Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

.. Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

.. The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

.. Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

   based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities--Trading and Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third-party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market--observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities - Available for Sale and Trading

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the statements of income and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain
(i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with equity-indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment also reflects a market participant's view of the Company's claims-paying ability and incorporates an additional spread to the swap curve used to value embedded policy derivatives.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:

At December 31, 2012

                                                      Level 1  Level 2  Level 3 Total Fair Value
                                                     -------- -------- -------- ----------------
                                                                    (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                         $ --   $   115   $   --      $   115
   Foreign government                                    --       503       --          503
   States, territories & political subdivisions          --       375      136          511
   Corporate debt                                        --    15,265      203       15,468
   RMBS                                                  --     1,493    1,062        2,555
   CMBS                                                  --       348      652        1,000
   CDO/ABS                                               --       498      767        1,265
                                                       ----   -------   ------      -------
Total fixed maturity securities, available for sale      --    18,597    2,820       21,417
                                                       ----   -------   ------      -------
Hybrid securities:
   RMBS                                                  --        33        6           39
   CMBS                                                  --        --       11           11
   CDO/ABS                                               --         9        9           18
                                                       ----   -------   ------      -------
Total hybrid securities                                  --        42       26           68
                                                       ----   -------   ------      -------
Equity securities, available for sale:
   Preferred stocks                                      --        --        4            4
                                                       ----   -------   ------      -------
Total equity securities, available for sale              --        --        4            4
                                                       ----   -------   ------      -------
Partnerships and other invested assets (a)               --        55       37           92
Short-term investments (b)                                3       688       --          691
Derivative assets:
   Equity contracts                                       4        --       --            4
                                                       ----   -------   ------      -------
Total derivative assets                                   4        --       --            4
                                                       ----   -------   ------      -------
Separate account assets                                 970       165       --        1,135
                                                       ----   -------   ------      -------
       Total                                           $977   $19,547   $2,887      $23,411
                                                       ====   =======   ======      =======
LIABILITIES:
Policyholder contract deposits (c)                     $ --   $    --   $   59      $    59
Derivative liabilities:
   Foreign exchange contracts                            --        16       --           16
                                                       ----   -------   ------      -------
Total derivative liabilities                             --        16       --           16
                                                       ----   -------   ------      -------
       Total                                           $ --   $    16   $   59      $    75
                                                       ====   =======   ======      =======

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2011

                                                     Level 1 Level 2 Level 3 Total Fair Value
                                                     ------- ------- ------- ----------------
                                                                  (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                        $124   $   122 $   --      $   246
   Foreign government                                   --       246     --          246
   States, territories & political subdivisions         --       264    164          428
   Corporate debt                                       --    15,003    165       15,168
   RMBS                                                 --     1,753  1,013        2,766
   CMBS                                                 --       267    544          811
   CDO/ABS                                              --       479    507          986
                                                      ----   ------- ------      -------
Total fixed maturity securities, available for sale    124    18,134  2,393       20,651
                                                      ----   ------- ------      -------
Fixed maturity securities, trading:
   CDO/ABS                                              --        --    111          111
                                                      ----   ------- ------      -------
Total fixed maturity securities, trading                --        --    111          111
                                                      ----   ------- ------      -------
Hybrid securities:
   RMBS                                                 --         6      8           14
   CDO/ABS                                              --         8      9           17
                                                      ----   ------- ------      -------
Total hybrid securities                                 --        14     17           31
                                                      ----   ------- ------      -------
Equity securities, available for sale:
   Common stocks                                        --        --      1            1
   Preferred stocks                                     --         5     --            5
                                                      ----   ------- ------      -------
Total equity securities, available for sale             --         5      1            6
                                                      ----   ------- ------      -------
Partnerships and other invested assets (a)              --       148     36          184
Short-term investments (b)                              --        58     --           58
Derivative assets:
   Interest rate contracts                               2        --     --            2
   Equity contracts                                      7        --     --            7
                                                      ----   ------- ------      -------
Total derivative assets                                  9        --     --            9
                                                      ----   ------- ------      -------
Separate account assets                                751        --     --          751
                                                      ----   ------- ------      -------
       Total                                          $884   $18,359 $2,558      $21,801
                                                      ====   ======= ======      =======
LIABILITIES:
Policyholder contract deposits (c)                    $ --   $    -- $   44      $    44
Derivative liabilities:
   Foreign exchange contracts                           --         9     --            9
                                                      ----   ------- ------      -------
Total derivative liabilities                            --         9     --            9
                                                      ----   ------- ------      -------
       Total                                          $ --   $     9 $   44      $    53
                                                      ====   ======= ======      =======

(a) Amounts presented for partnerships and other invested assets in the tables above differ from the amounts presented in the balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(b) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $263 million and $47 million at December 31, 2012 and 2011, respectively.
(c) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the balance sheets as these tables only include the GMWB embedded derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2012 and 2011, Level 3 assets were 10.7 percent and 10.3 percent of total assets, respectively, and Level 3 liabilities were 0.3 percent and 0.2 percent of total liabilities, respectively.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2012 and 2011 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income during 2012 and 2011 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2012 and 2011:



                                                             Net
                                                           Realized
                                                             and                    Purchases,
                                                          Unrealized                  Sales,
                                                  Fair      Gains     Accumulated   Issuances                        Fair
                                                  Value    (Losses)      Other         and        Gross     Gross   Value
                                                Beginning  included  Comprehensive Settlements, Transfers Transfers End of
December 31, 2012                                of Year  in Income  Income (Loss)     Net         In        Out     Year
-----------------                               --------- ---------- ------------- ------------ --------- --------- ------
                                                                                     (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political
     subdivisions                                $  164      $  4        $  7         $ (10)      $ 10      $ (39)  $  136
   Corporate debt                                   165        (6)          1            35        152       (144)     203
   RMBS                                           1,013        60         181           (96)        43       (139)   1,062
   CMBS                                             544        (2)         81            29          9         (9)     652
   CDO/ABS                                          507        10          29           260         63       (102)     767
                                                 ------      ----        ----         -----       ----      -----   ------
Total fixed maturity securities, available for
  sale                                            2,393        66         299           218        277       (433)   2,820
                                                 ------      ----        ----         -----       ----      -----   ------
Fixed maturity securities, trading:
   CDO/ABS                                          111        38         (18)         (131)        --         --       --
                                                 ------      ----        ----         -----       ----      -----   ------
Total fixed maturity securities, trading            111        38         (18)         (131)        --         --       --
                                                 ------      ----        ----         -----       ----      -----   ------
Hybrid securities:
   RMBS                                               8         1          --            (2)        --         (1)       6
   CMBS                                              --         1          --            10         --         --       11
   CDO/ABS                                            9       (85)         --            85         --         --        9
                                                 ------      ----        ----         -----       ----      -----   ------
Total hybrid securities                              17       (83)         --            93         --         (1)      26
                                                 ------      ----        ----         -----       ----      -----   ------
Equity securities, available for sale:
   Common stocks                                      1        --          --            (1)        --         --       --
   Preferred stocks                                  --        --           2             2         --         --        4
                                                 ------      ----        ----         -----       ----      -----   ------
Total equity securities, available for sale           1        --           2             1         --         --        4
                                                 ------      ----        ----         -----       ----      -----   ------
Partnerships and other invested assets               36         2           6            15         --        (22)      37
                                                 ------      ----        ----         -----       ----      -----   ------
       Total                                     $2,558      $ 23        $289         $ 196       $277      $(456)  $2,887
                                                 ------      ----        ----         -----       ----      -----   ------
LIABILITIES:
Policyholder contract deposits                   $  (44)     $(10)       $ --         $  (5)      $ --      $  --   $  (59)

                                                Changes in
                                                Unrealized
                                                   Gains
                                                 (Losses)
                                                Included in
                                                 Income on
                                                Instruments
                                                  Held at
                                                  End of
December 31, 2012                                  Year
-----------------                               -----------

ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political
     subdivisions                                   $--
   Corporate debt                                    --
   RMBS                                              --
   CMBS                                              --
   CDO/ABS                                           --
                                                    ---
Total fixed maturity securities, available for
  sale                                               --
                                                    ---
Fixed maturity securities, trading:
   CDO/ABS                                           --
                                                    ---
Total fixed maturity securities, trading             --
                                                    ---
Hybrid securities:
   RMBS                                              --
   CMBS                                               1
   CDO/ABS                                           --
                                                    ---
Total hybrid securities                               1
                                                    ---
Equity securities, available for sale:
   Common stocks                                     --
   Preferred stocks                                  --
                                                    ---
Total equity securities, available for sale          --
                                                    ---
Partnerships and other invested assets               --
                                                    ---
       Total                                        $ 1
                                                    ---
LIABILITIES:
Policyholder contract deposits                      $--

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                                                                                 Changes in
                                                                                                                 Unrealized
                                                  Net                                                               Gains
                                                Realized                                                          (Losses)
                                                  and                    Purchases,                              Included in
                                               Unrealized                  Sales,                                 Income on
                                       Fair      Gains     Accumulated   Issuances                        Fair   Instruments
                                       Value    (Losses)      Other         and        Gross     Gross   Value     Held at
                                     Beginning  included  Comprehensive Settlements, Transfers Transfers End of    End of
December 31, 2011                     of Year  in Income  Income (Loss)     Net         In        Out     Year      Year
-----------------                    --------- ---------- ------------- ------------ --------- --------- ------  -----------
                                                                          (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories & political
     subdivisions                     $   34      $ --        $ 24          $114       $ --      $  (8)  $  164      $--
   Corporate debt                        203         4          (2)           10        258       (308)     165       --
   RMBS                                  523       (34)         30           399         95         --    1,013       --
   CMBS                                  503        (8)         19            49         --        (19)     544       --
   CDO/ABS                               429        24         (13)           51         89        (73)     507       --
                                      ------      ----        ----          ----       ----      -----   ------      ---
Total fixed maturity securities,
  available for sale                   1,692       (14)         58           623        442       (408)   2,393       --
                                      ------      ----        ----          ----       ----      -----   ------      ---
Fixed maturity securities,
  trading:
   CDO/ABS                               107         4          --            --         --         --      111        1
                                      ------      ----        ----          ----       ----      -----   ------      ---
Total fixed maturity securities,
  trading                                107         4          --            --         --         --      111        1
                                      ------      ----        ----          ----       ----      -----   ------      ---
Hybrid securities:
   RMBS                                   --        --          --             8         --         --        8       --
   CDO/ABS                                --        (1)         --            18         --         (8)       9       (1)
                                      ------      ----        ----          ----       ----      -----   ------      ---
Total hybrid securities                   --        (1)         --            26         --         (8)      17       (1)
                                      ------      ----        ----          ----       ----      -----   ------      ---
Equity securities, available
  for sale:
   Common stocks                           2         1          --            (2)        --         --        1       --
                                      ------      ----        ----          ----       ----      -----   ------      ---
Total equity securities,
  available for sale                       2         1          --            (2)        --         --        1       --
                                      ------      ----        ----          ----       ----      -----   ------      ---
Partnerships and other
  invested assets                         32        (1)          1             5         --         (1)      36       --
                                      ------      ----        ----          ----       ----      -----   ------      ---
       Total                          $1,833      $(11)       $ 59          $652       $442      $(417)  $2,558      $--
                                      ------      ----        ----          ----       ----      -----   ------      ---
LIABILITIES :
Policyholder contract deposits        $  (19)     $(18)       $ --          $ (7)      $ --      $  --   $  (44)     $--

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the statements of income as follows:

                                                             Net
                                                           Realized
                                                  Net     Investment
                                               Investment   Gains
At December 31, 2012                             Income    (Losses)  Total
--------------------                           ---------- ---------- -----
                                                      (In Millions)
Fixed maturity securities, available for sale     $100       $(34)   $ 66
Fixed maturity securities, trading                  38         --      38
Hybrid securities                                  (83)        --     (83)
Partnerships and other invested assets               2         --       2
Policyholder contract deposits                      --        (10)    (10)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                               Net Realized
                                               Net Investment   Investment
At December 31, 2011                               Income     Gains (Losses) Total
--------------------                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale       $87           $(101)     $(14)
Fixed maturity securities, trading                    4              --         4
Hybrid securities                                    (1)             --        (1)
Equity securities, available for sale                --               1         1
Partnerships and other invested assets               --              (1)       (1)
Policyholder contract deposits                       --             (18)      (18)

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                   Purchases,
                                                                                     Sales,
                                                                                   Issuances
                                                                                      and
                                                                                  Settlements,
December 31, 2012                                    Purchases Sales  Settlements   Net (a)
-----------------                                    --------- -----  ----------- ------------
                                                                   (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political subdivisions        $ 18    $ (18)    $ (10)      $ (10)
   Corporate debt                                       125      (61)      (29)         35
   RMBS                                                 127      (45)     (178)        (96)
   CMBS                                                  80      (15)      (36)         29
   CDO/ABS                                              348       --       (88)        260
                                                       ----    -----     -----       -----
Total fixed maturity securities, available for sale     698     (139)     (341)        218
                                                       ----    -----     -----       -----
Fixed maturity securities, trading:
   CDO/ABS                                               --       --      (131)       (131)
                                                       ----    -----     -----       -----
Total fixed maturity securities, trading                 --       --      (131)       (131)
                                                       ----    -----     -----       -----
Hybrid securities:
   RMBS                                                  --       --        (2)         (2)
   CMBS                                                  10       --        --          10
   CDO/ABS                                              101       (9)       (7)         85
                                                       ----    -----     -----       -----
Total hybrid securities                                 111       (9)       (9)         93
                                                       ----    -----     -----       -----
Equity securities, available for sale:
   Common stocks                                         --       (1)       --          (1)
   Preferred stocks                                       1        1        --           2
                                                       ----    -----     -----       -----
Total equity securities, available for sale               1       --        --           1
                                                       ----    -----     -----       -----
Partnerships and other invested assets                   31       --       (16)         15
                                                       ----    -----     -----       -----
       Total                                           $841    $(148)    $(497)      $ 196
                                                       ----    -----     -----       -----
LIABILITIES:
Policyholder contract deposits                         $ --    $  (3)    $  (2)      $  (5)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                                                  Purchases,
                                                                                    Sales,
                                                                                  Issuances
                                                                                     and
                                                                                 Settlements,
December 31, 2011                                    Purchases Sales Settlements   Net (a)
-----------------                                    --------- ----- ----------- ------------
                                                                  (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political subdivisions       $  114   $ --     $  --        $114
   Corporate debt                                         50     --       (40)         10
   RMBS                                                  531     --      (132)        399
   CMBS                                                   76     --       (27)         49
   CDO/ABS                                               270     (8)     (211)         51
                                                      ------   ----     -----        ----
Total fixed maturity securities, available for sale    1,041     (8)     (410)        623
                                                      ------   ----     -----        ----
Hybrid securities:
   RMBS                                                    9     --        (1)          8
   CDO/ABS                                                18     --        --          18
                                                      ------   ----     -----        ----
Total hybrid securities                                   27     --        (1)         26
                                                      ------   ----     -----        ----
Equity securities, available for sale:
   Common stocks                                          --     (2)       --          (2)
                                                      ------   ----     -----        ----
Total equity securities, available for sale               --     (2)       --          (2)
                                                      ------   ----     -----        ----
Partnerships and other invested assets                    10     --        (5)          5
                                                      ------   ----     -----        ----
       Total                                          $1,078   $(10)    $(416)       $652
                                                      ------   ----     -----        ----
LIABILITIES:
Policyholder contract deposits                        $   --   $ (5)    $  (2)       $ (7)

(a)  There were no issuances during the year ended December 31, 2012 and 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2012 and 2011 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the year ended December 31, 2012, transfers into Level 3 included certain RMBS, CMBS, CDO/ABS, private placement corporate debt and certain private equity funds and hedge funds. Transfers of certain RMBS and certain CDO/ABS into Level 3 were related to decreased observations of market transactions and price information for those securities. The transfers of investments in certain other RMBS and CMBS into Level 3 were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers of private placement corporate debt and certain other ABS into Level 3 were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity. Certain private equity fund and hedge fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to the Company's influence over the respective investments. Other hedge fund investments were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2012, transfers out of Level 3 assets primarily related to certain RMBS, ABS, investments in private placement corporate debt and private equity funds and hedge funds. Transfers of certain RMBS out of Level 3 assets were based on consideration of the market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of ABS and private placement corporate debt out of Level 3 assets were primarily the result of the Company using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. The removal of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting based on our level of influence over the respective investments, resulted in the transfer of certain hedge fund and private equity fund investments out of Level 3.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2012.

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from pricing vendors and from internal valuation models. Because input information with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                                  Fair Value at                                                               Range
                                December 31, 2012 Valuation Technique     Unobservable Input (a)      (Weighted Average)(a)
                                ----------------- -------------------- ----------------------------- ------------------------
                                  (In Millions)
Assets:
RMBS                                  $939        Discounted cash flow  Constant prepayment rate (c)   0.00% - 13.37% (6.50%)
                                                                                   Loss severity (c) 39.93% - 77.71% (58.82%)
                                                                           Constant default rate (c)   2.48% - 12.17% (7.33%)
                                                                                           Yield (c)    2.87% - 9.87% (6.37%)
Certain CDO/ABS                        273        Discounted cash flow  Constant prepayment rate (c)  0.00% - 37.52% (13.11%)
                                                                                           Yield (c)    0.43% - 5.28% (2.86%)
CMBS                                   306        Discounted cash flow                     Yield (b)  0.00% - 31.10% (12.21%)
LIABILITIES:
Policyholder contract deposits          59        Discounted cash flow Equity implied volatility (b)           6.00% - 39.00%
                                                                                Base lapse rates (b)           1.00% - 40.00%
                                                                             Dynamic lapse rates (b)           0.20% - 60.00%
                                                                                 Mortality rates (b)           0.50% - 40.00%
                                                                               Utilization rates (b)           0.50% - 25.00%

(a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b) Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c) Information received from independent third-party valuation service providers.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The ranges of reported inputs for RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of +/- one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), constant default rates ("CDR"), loss severity, and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in yield, CPR, CDR, and loss severity, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, mainly GMWB for variable annuity products, are equity volatility, mortality rates, lapse rates and utilization rates. Mortality, lapse and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the GMWB.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                                                             December 31, 2012       December 31, 2011
                                                                          ----------------------- -----------------------
                                                                          Fair Value              Fair Value
                                                                           Using Net   Unfunded    Using Net   Unfunded
                                 Investment Category Includes             Asset Value Commitments Asset Value Commitments
                       -------------------------------------------------- ----------- ----------- ----------- -----------
INVESTMENT CATEGORY                                                                        (In Millions)
Private equity funds:
   Leveraged buyout    Debt and/or equity investments made as part of         $28         $10        $ 25         $14
                       a transaction in which assets of mature
                       companies are acquired from the current
                       shareholders, typically with the use of financial
                       leverage.
   Non-U.S.            Investments that focus primarily on Asian and           --          --           2           2
                       European based buyouts, expansion capital,
                       special situations, turnarounds, venture capital,
                       mezzanine and distressed opportunities
                       strategies.
   Venture capital     Early-stage, high-potential, growth companies            4          --           2           2
                       expected to generate a return through an
                       eventual realization event, such as an initial
                       public offering or sale of the company.
   Other               Real estate, energy, multi-strategy, mezzanine,          5          19           5          21
                       and industry-focused strategies.
                                                                              ---         ---        ----         ---
Total private equity funds                                                     37          29          34          39
                                                                              ---         ---        ----         ---
Hedge funds:
   Long-short          Securities that the manager believes are                --          --          63          --
                       undervalued, with corresponding short
                       positions to hedge market risk.
   Other               Non-U.S. companies, futures and commodities,            55          --          85          --
                       macro and multi-strategy and industry-focused
                       strategies.
                                                                              ---         ---        ----         ---
Total hedge funds                                                              55          --         148          --
                                                                              ---         ---        ----         ---
Total                                                                         $92         $29        $182         $39
                                                                              ===         ===        ====         ===

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2012, assuming average original expected lives of 10 years for the funds, 10 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 70 percent between three and seven years and 20 percent between seven and 10 years.

At December 31, 2012, hedge fund investments included above are all redeemable semi-annually with redemption notices ranging from 60 days to 180 days. All require redemption notices of less than 90 days. None of the hedge fund investments can be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2013. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Fair Value Option - Fixed Maturity Securities, Trading and Hybrid Securities

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains of $21 million, $4 million and $44 million in the years ended December 31, 2012, 2011 and 2010, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income.

The Company has elected fair value accounting for its hybrid securities. Net unrealized gains (losses) included in net investment income on the consolidated statements of income were $8 million and $(1) million for the years ended December 31, 2012 and 2011, respectively. The Company did not invest in any hybrid securities in 2010.

Fair Value Measurements on a Non-Recurring Basis

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date, or in some cases, based on the present value of the loans using a discounted cash flow model.

Partnerships and Other Invested Assets

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                             Estimated Fair Value
                                        -------------------------------
                                                                        Carrying
                                        Level 1 Level 2 Level 3  Total   Value
                                        ------- ------- ------- ------- --------
                                                     (In Millions)
December 31, 2012
ASSETS
Mortgage and other loans receivable       $--    $ 54   $ 1,721 $ 1,775 $ 1,622
Policy loans                               --      --       224     224     224
Partnerships and other invested assets     --      10        --      10      10
Short-term investments                     --     263        --     263     263
Cash                                       15      --        --      15      15
LIABILITIES
Policyholder contract deposits (a)         --      --    13,693  13,693  11,815
December 31, 2011 (b)
ASSETS
Mortgage and other loans receivable                             $ 1,495 $ 1,379
Policy loans                                                        229     229
Partnerships and other invested assets                                5       5
Short-term investments                                               47      47
Cash                                                                 31      31
LIABILITIES
Policyholder contract deposits (a)                               12,258  12,220

(a) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.
(b) Estimated fair value measurement based on the levels of the inputs used is not required for 2011.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                Other-Than-
                                                                    Gross      Gross             Temporary
                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                     ------------ ---------- ---------- ------- -----------
                                                                         (In Millions)
December 31, 2012
Fixed maturity securities, available for sale:
   U.S. government obligations                         $    97      $   18     $  --    $   115    $ --
   Foreign government                                      470          36        (3)       503      --
   States, territories & political subdivisions            449          64        (2)       511      --
   Corporate debt                                       13,766       1,752       (50)    15,468      11
   RMBS                                                  2,320         265       (30)     2,555     129
   CMBS                                                    961          85       (46)     1,000      26
   CDO/ABS                                               1,217          58       (10)     1,265       6
                                                       -------      ------     -----    -------    ----
Total fixed maturity securities, available for sale     19,280       2,278      (141)    21,417     172
Equity securities, available for sale:
   Preferred stocks                                          2           2        --          4      --
                                                       -------      ------     -----    -------    ----
Total equity securities, available for sale                  2           2        --          4      --
                                                       -------      ------     -----    -------    ----
Total                                                  $19,282      $2,280     $(141)   $21,421    $172
                                                       =======      ======     =====    =======    ====

                                                                                             Other-Than-
                                                     Amortized   Gross      Gross             Temporary
                                                      Cost or  Unrealized Unrealized  Fair   Impairments
                                                       Cost      Gains      Losses    Value  in AOCI (a)
                                                     --------- ---------- ---------- ------- -----------
                                                                        (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   U.S. government obligations                        $   223    $   23     $  --    $   246    $ --
   Foreign government                                     203        43        --        246      --
   States, territories & political subdivisions           376        52        --        428      --
   Corporate debt                                      14,002     1,307      (141)    15,168       7
   RMBS                                                 2,774       132      (140)     2,766     (49)
   CMBS                                                   864        55      (108)       811      24
   CDO/ABS                                                993        26       (33)       986       8
                                                      -------    ------     -----    -------    ----
Total fixed maturity securities, available for sale    19,435     1,638      (422)    20,651     (10)
Equity securities, available for sale:
   Common stocks                                            1        --        --          1      --
   Preferred stocks                                         4         1        --          5      --
                                                      -------    ------     -----    -------    ----
Total equity securities, available for sale                 5         1        --          6      --
                                                      -------    ------     -----    -------    ----
Total                                                 $19,440    $1,639     $(422)   $20,657    $(10)
                                                      =======    ======     =====    =======    ====

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss). This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012 and 2011:

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ---------------   ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2012                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                    ------  ----------  -----  ---------- ------ ----------
                                                                        (In Millions)
Fixed maturity securities, available for sale:
   Foreign government                                $  153     $ (3)    $ --     $  --    $  153   $  (3)
   States, territories &political subdivisions           97       (2)      --        --        97      (2)
   Corporate debt                                     1,125      (28)     231       (22)    1,356     (50)
   RMBS                                                   5       --      185       (30)      190     (30)
   CMBS                                                  53       (3)     168       (43)      221     (46)
   CDO/ABS                                              242       (5)     128        (5)      370     (10)
                                                     ------     ----     ----     -----    ------   -----
Total fixed maturity securities, available for sale   1,675      (41)     712      (100)    2,387    (141)
                                                     ------     ----     ----     -----    ------   -----
Total                                                $1,675     $(41)    $712     $(100)   $2,387   $(141)
                                                     ======     ====     ====     =====    ======   =====

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2011                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                    ------  ----------  ------ ---------- ------ ----------
                                                                         (In Millions)
Fixed maturity securities, available for sale:
   Corporate debt                                    $1,370    $ (70)    $  537   $ (71)   $1,907   $(141)
   RMBS                                                 679      (64)       418     (76)    1,097    (140)
   CMBS                                                 277      (36)       193     (72)      470    (108)
   CDO/ABS                                              456      (19)        77     (14)      533     (33)
                                                     ------    -----     ------   -----    ------   -----
Total fixed maturity securities, available for sale   2,782     (189)     1,225    (233)    4,007    (422)
                                                     ------    -----     ------   -----    ------   -----
Total                                                $2,782    $(189)    $1,225   $(233)   $4,007   $(422)
                                                     ======    =====     ======   =====    ======   =====

As of December 31, 2012, the Company held 523 individual fixed maturity and equity securities that were in an unrealized loss position, of which 186 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2012, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2012:

                                                             Total Fixed Maturity Available
                                                                   for Sale Securities
                                                             ------------------------------
                                                              Amortized        Fair
                                                                Cost            Value
                                                             ----------       -------
                                                                     (In Millions)
Due in one year or less                                       $   489         $   505
Due after one year through five years                           3,476           3,796
Due after five years through ten years                          5,848           6,507
Due after ten years                                             4,969           5,813
Mortgage-backed, asset-backed and collateralized securities     4,498           4,796
                                                              -------         -------
Total fixed maturity securities available for sale            $19,280         $21,417
                                                              =======         =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

The Company's investments at December 31, 2012 and 2011 did not include any investments in a single issuer that exceeded 10 percent of the Company's shareholder's equity.

Trading Securities

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company has determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred in 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $18 million on March 1, 2012 and additional cash receipts of $113 million on March 15, 2012 from ML II that consisted of $66 million, $9 million, and $38 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The total amount received of $131 million by the Company from ML II was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

Net unrealized gains (losses) included in the statements of income from fixed maturity securities classified as trading securities in 2012, 2011 and 2010 were $(18) million, $1 million and $41 million, respectively.

Invested Assets on Deposit and Pledged as Collateral

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and other securities.

                                                             December 31, December 31,
                                                                 2012         2011
                                                             ------------ ------------
                                                                   (In Millions)
Invested assets on deposit:
   Regulatory agencies                                           $11          $15
Invested assets pledged as collateral:
   Advance agreements - Federal Home Loan Bank of New York        22            5

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these programs, the Company lends securities to financial institutions and receives collateral equal to 102 percent of the fair value of the loaned securities. Reinvestment of cash collateral received is restricted to highly liquid short-term investments. The Company is obligated to return the cash collateral received to its counterparties. Elements of the securities lending program are presented below as of December 31:

                                                        2012
                                                    -------------
                                                    (In Millions)
Securities on loan: (a)
   Amortized cost                                       $663
   Estimated fair value                                  758
Cash collateral on deposit from counterparties (b)       784
Reinvestment portfolio - estimated fair value            784

(a) Included within Fixed maturity securities, available for sale on the balance sheet.
(b) Included within Short-term investments on the balance sheet. Liability is reported in securities lending payable.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2012, the Company had direct U.S. commercial mortgage loan exposure of $1.6 billion. At that date, substantially all of the loans were current.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The commercial loan exposure by state and type of loan, at December 31, 2012, were as follows:

              # of                                                                % of
State         Loans Amount * Apartments Offices Retails Industrials Hotels Others Total
-----         ----- -------- ---------- ------- ------- ----------- ------ ------ -----
                                                    ($ In Millions)
New York        33   $  338     $ 39     $199    $ 27      $ 65      $ 3    $  5   21.7%
California      27      305       17      101      52        31       24      80   19.6%
New Jersey      15      156       93       11      28        --       17       7   10.0%
Texas           12       71       --       15      28        27       --       1    4.6%
Wisconsin       10       69       25        5      37         2       --      --    4.4%
Other states   119      618       75      143     132       145       35      88   39.7%
               ---   ------     ----     ----    ----      ----      ---    ----  -----
   Total       216   $1,557     $249     $474    $304      $270      $79    $181  100.0%
               ===   ======     ====     ====    ====      ====      ===    ====  =====

* Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                                                             Class
                                   # of                                                               %of
December 31, 2012                  Loans Apartments Offices Retails Industrials Hotels Others Total  Total
-----------------                  ----- ---------- ------- ------- ----------- ------ ------ ------ -----
                                                                ($In Millions)
Credit Quality Indicator:
In good standing..................  212     $249     $458    $304      $270      $79    $181  $1,541  99.0%
Restructured (a)..................    4       --       16      --        --       --      --      16   1.0%
90 days or less delinquent........   --       --       --      --        --       --      --      --   0.0%
>90 days delinquent or in process
  of foreclosure..................   --       --       --      --        --       --      --      --   0.0%
Total (b).........................  216     $249     $474    $304      $270      $79    $181  $1,557 100.0%
                                    ---     ----     ----    ----      ----      ---    ----  ------ -----
Valuation allowance...............          $  1     $  8    $ --      $  1      $--    $  6  $   16   1.0%
                                    ===     ====     ====    ====      ====      ===    ====  ====== =====

(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)  Does not reflect valuation allowances.

The Company owns mortgages with a carrying value of $16 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation.

As discussed in Note 2 - Summary of Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreement, and a general reserve for probable incurred but not specifically identified losses.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company's mortgage and other loan valuation allowance activity are as follows:

                                                         2012  2011  2010
                                                         ----  ----  ----
                                                           (In Millions)
     Allowance, beginning of year                        $ 26  $ 44  $ 14
        Additions (reductions) to allowance for losses    (11)  (13)   44
        Charge-offs, net of recoveries                      1    (5)  (14)
                                                         ----  ----  ----
     Allowance, end of year                              $ 16  $ 26  $ 44
                                                         ====  ====  ====

The Company's impaired mortgage loans are as follows:

                                                       2012 2011 2010
                                                       ---- ---- ----
                                                       (In Millions)
          Impaired loans with valuation allowances     $ 9  $15  $22
          Impaired loans without valuation allowances   --   13   17
             Total impaired loans                        9   28   39
          Valuation allowances on impaired loans        (4)  (4)  (6)
                                                       ---  ---  ---
             Impaired loans, net                       $ 5  $24  $33
                                                       ===  ===  ===

The Company recognized $485 thousand, $2 million and $2 million in interest income on the above impaired mortgage loans for the years ended December 31, 2012, 2011 and 2010, respectively.

Troubled Debt Restructurings

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held no commercial mortgage loans that had been modified in a TDR at December 31, 2012. The Company held $25 million of commercial mortgage loans that had been modified in a TDR at December 31, 2011. The Company had no other loans that had been modified in a TDR. At December 31, 2012, these commercial mortgage loans had no related total allowances for credit losses. At
December 31, 2011, these commercial mortgage loans had related total allowances for credit losses of $3 million The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to its 2012 restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


PARTNERSHIPS

Investments in partnerships totaled $505 million and $317 million at December 31, 2012 and 2011, respectively, and were comprised of 42 partnerships and 35 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination /withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                             2012    2011    2010
                                            ------  ------  ------
                                                 (In Millions)
Investment income:
   Fixed maturities                         $1,137  $1,100  $1,117
   Equity securities                             1       1       1
   Mortgage and other loans                     87      78      74
   Policy loans                                 15      15      16
   Investment real estate                        7       6       6
   Partnerships and other invested assets       23       4      14
   Other investment income                       1       1       5
                                            ------  ------  ------
Gross investment income                      1,271   1,205   1,233
Investment expenses                            (33)    (30)    (22)
                                            ------  ------  ------
Net investment income                       $1,238  $1,175  $1,211
                                            ======  ======  ======

The carrying value of investments that produced no investment income during 2012 was $29 million, which is less than 0.2 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                                           2012   2011   2010
                                                                           ----  -----  -----
                                                                              (In Millions)
Sales of fixed maturity securities, available for sale                     $219  $ 220  $  72
Sales of equity securities, available for sale                                1      2      3
Mortgage and other loans                                                     11     13    (24)
Derivatives                                                                 (36)     8      4
Securities lending collateral, including other-than-temporary impairments    --      -     28
Other-than-temporary impairments                                            (46)  (125)  (205)
                                                                           ----  -----  -----
Net realized investment gains (losses) before taxes                        $149  $ 118  $(122)
                                                                           ====  =====  =====

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                 2012              2011              2010
                           ----------------  ----------------  ----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
                            Gains    Losses   Gains    Losses   Gains    Losses
                           -------- -------- -------- -------- -------- --------
                                               (In Millions)

Fixed maturity securities    $222     $(3)     $228     $(8)     $83      $(11)
Equity securities               1       -         2       -        3         -
                             ----     ---      ----     ---      ---      ----
Total                        $223     $(3)     $230     $(8)     $86      $(11)
                             ====     ===      ====     ===      ===      ====

CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                                      2012  2011  2010
                                                                                      ----  ----  ----
                                                                                        (In Millions)
Balance, beginning of year                                                            $704  $697  $603
Increases due to:
   Credit impairments on new securities subject to impairment losses                     9    50    60
   Additional credit impairments on previously impaired securities                      37    69   143
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior intent or
     requirement to sell                                                               (89)  (48)  (60)
   Credit impaired securities for which there is a current intent or anticipated
     requirement to sell                                                                --    --    (1)
   Accretion on securities previously impaired due to credit                           (87)  (64)  (13)
Other                                                                                   --    --   (35)
                                                                                      ----  ----  ----
Balance, end of year                                                                  $574  $704  $697
                                                                                      ====  ====  ====

PURCHASED CREDIT IMPAIRED SECURITIES

In 2011, the Company began purchasing certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest and considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                           At Date of
                                                           Acquisition
                                                          -------------
                                                          (In Millions)
Contractually required payments (principal and interest)     $1,648
Cash flows expected to be collected (a)                       1,243
Recorded investment in acquired securities                      818

(a)Represents undiscounted expected cash flows, including both principal and interest.

                               December 31, 2012 December 31, 2011
                               ----------------- -----------------
                                          (In Millions)
Outstanding principal balance        $997              $944
Amortized cost                        636               649
Fair value                            733               597

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                                                   2012   2011
                                                                                   ----   ----
                                                                                   (In Millions)
Balance, beginning of year                                                         $349   $ --
   Newly purchased PCI securities                                                   102    329
   Accretion                                                                        (59)   (37)
   Decreases due to disposal                                                         (6)    --
   Effect of changes in interest rate indices                                       (16)    (8)
   Net reclassification from (to) non-accretable difference,including effects of
     prepayments                                                                     33     65
                                                                                   ----   ----
Balance, end of year                                                               $403   $349
                                                                                   ====   ====

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
December 31, 2012                                                 (In Millions)
Derivatives not designated as hedging instruments:
   Foreign exchange contracts                          $ --       $--      $   48       $16
   Equity contracts                                     213         4          --        --
   Other contracts (c)                                   --        --         973        59
                                                       ----       ---      ------       ---
Total derivatives, gross                               $213         4      $1,021        75
                                                       ====       ---      ======       ---
Less: Bifurcated embedded derivatives                              --                    59
                                                                  ---                   ---
Total derivatives on balance sheets                               $ 4                   $16
                                                                  ===                   ===

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
December 31, 2011                                                 (In Millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                             $100       $ 2       $ --        $--
   Foreign exchange contracts                             5        --         30          9
   Equity contracts                                     149         7          5         --
   Other contracts (c)                                   23        --        688         44
                                                       ----       ---       ----        ---
Total derivatives, gross                               $277         9       $723         53
                                                       ====       ---       ====        ---
Less: Bifurcated embedded derivatives                              --                    44
                                                                  ---                   ---
Total derivatives on balance sheets                               $ 9                   $ 9
                                                                  ===                   ===

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c) Included in Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company issues or has issued certain equity-indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying statements of income.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the statements of income:

                                                   2012  2011  2010
                                                   ----  ----  ----
                                                     (In Millions)
Derivatives not designated as hedging instruments
   Interest rate contracts                         $ --  $ (1) $ --
   Foreign exchange contracts                        (9)    4   (10)
   Equity contracts                                 (17)   24    (2)
   Other contracts                                  (10)  (19)   16
                                                   ----  ----  ----
Total                                              $(36) $  8  $  4
                                                   ====  ====  ====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $16 million and $9 million of net derivative liabilities at December 31, 2012 and 2011, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvement with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Exposure to Loss

The Company did not have any off-balance sheet exposure associated with VIEs at December 31, 2012 and 2011, respectively.

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                 Maximum Exposure to Loss
                                               -----------------------------
                                     Total VIE On--Balance Off-Balance
                                      Assets      Sheet       Sheet    Total
                                     --------- ----------- ----------- -----
   December 31, 2012                              (In Millions)
   Real estate and investment funds   $   344     $ 29         $--     $ 29
                                      -------     ----         ---     ----
   Total                              $   344     $ 29         $--     $ 29
                                      =======     ====         ===     ====
   December 31, 2011
   Real estate and investment funds   $ 2,005     $ 60         $--     $ 60
   Maiden Lane II                       9,254      111          --      111
                                      -------     ----         ---     ----
   Total                              $11,259     $171         $--     $171
                                      =======     ====         ===     ====

Balance Sheet Classification

The Company's interest in the assets and liabilities of unconsolidated VIEs was classified on the Company's balance sheets as follows:

                                                       At December 31,
                                                       ---------------
                                                       2012    2011
                                                       ----    ----
                                                       (In Millions)
               Assets:
                  Fixed maturity securities, trading   $--     $111
                  Other invested assets                 29       60
                                                       ---      ----
               Total assets                            $29     $171
                                                       ===      ====

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2012 or 2011.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. Prior to the March 2012 liquidation of ML II by the New York Fed, the Company had a significant variable economic interest in ML II, which was a VIE. See Note 4 for further discussion.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                                              2012  2011   2010
                                                                             -----  ----  -----
                                                                                (In Millions)
Balance at January 1                                                         $ 428  $488  $ 668
   Deferrals                                                                    38    81     77
   Accretion of interest/amortization                                          (80)  (85)   (81)
   Effect of unlocking assumptions used in estimating future gross profits     (10)    5     (9)
   Effect of realized (gains) losses on securities                               3   (13)    18
   Effect of unrealized gains on securities                                   (152)  (48)  (185)
                                                                             -----  ----  -----
Balance at December 31                                                       $ 227  $428  $ 488
                                                                             =====  ====  =====

The following table summarizes the activity in deferred sales inducements:

                                                                             2012  2011  2010
                                                                             ----  ----  ----
                                                                               (In Millions)
Balance at January 1                                                         $ 68  $ 80  $119
   Deferrals                                                                   23    28    24
   Accretion of interest/amortization                                         (38)  (27)  (22)
   Effect of unlocking assumptions used in estimating future gross profits     (2)   --    --
   Effect of realized (gains) losses on securities                             --    (2)    9
   Effect of unrealized gains on securities                                   (46)  (11)  (50)
                                                                             ----  ----  ----
Balance at December 31                                                       $  5  $ 68  $ 80
                                                                             ====  ====  ====

The Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2012, unlocking increased amortization primarily due to decreased interest spreads, offset by improved surrenders and mortality. In 2011, unlocking decreased amortization due to improved persistency for annuities. In 2010, unlocking increased amortization due to improved mortality for life insurance.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                     2012    2011
                                    ------- -------
                                     (In Millions)
Future policy benefits:
   Ordinary life                    $   709 $   691
   Group life                           123     118
   Life contingent annuities          3,286   2,984
   Terminal funding                   1,256   1,167
   Accident and health                  517     510
                                    ------- -------
Total                               $ 5,891 $ 5,470
                                    ======= =======
Policyholder contract deposits:
   Annuities                        $11,829 $11,945
   Corporate-owned life insurance        45      44
   Universal life                     1,946   1,971
   Other contract deposits               79      84
                                    ------- -------
Total                               $13,899 $14,044
                                    ======= =======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to 10.0 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company recognized a pre-tax decrease of $131 million and $227 million to accumulated other comprehensive income in 2012 and 2011, respectively, as a consequence of the recognition of additional policyholder benefit reserves. A deferred tax benefit of $46 million and $79 million in 2012 and 2011, respectively, was recorded related to these adjustments, resulting in a $85 million and $148 million decrease to comprehensive income and total shareholder's equity in 2012 and 2011, respectively.

For the years ended December 31, 2012 and 2011, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $239 million and $127 million, respectively, as a consequence of actual loss recognition. There was no actual loss recognition recorded in 2010.

The liability for future policy benefits has been established on the basis of the following assumptions for 2012:

..   Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1.0 percent to 8.5 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 12.4 percent and grade to no less than 0.5 percent.

..   Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life was approximately 8.1 percent.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The liability for policyholder contract deposits has been established on the basis of the following assumptions for 2012:

..   Interest rates credited on deferred annuities, which vary by year of issuance, range from 1.0 percent to 9.0 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 9.0 percent grading to zero over a period of zero to 9 years.

..   Interest rates on corporate-owned life insurance are guaranteed at 4.0 percent and the weighted average rate credited in 2012 was 4.16 percent.

..   The universal life policies have credited interest rates of 2.2 percent to
    8.0 percent and guarantees ranging from 1.0 percent to 4.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 8 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

Participating life insurance accounted for approximately 16.6 percent of life insurance in force at December 31, 2012.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $2 million in 2012 and $3 million each year in 2011 and 2010, respectively, and are included in policyholder benefits in the statements of income.

Guaranteed Benefits

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                                            2012                          2011
                                                                ----------------------------- -----------------------------
                                                                 Net Deposits     Highest      Net Deposits     Highest
                                                                Plus a Minimum Contract Value Plus a Minimum Contract Value
                                                                    Return        Attained        Return        Attained
                                                                -------------- -------------- -------------- --------------
                                                                                      ($ In Millions)
In the event of death (GMDB)
   Account value                                                 $        453       $727       $        269       $630
   Net amount at risk (a)                                                   6         33                 15         79
   Average attained age of contract holders                                64         65                 64         65
   Range of guaranteed minimum return rates                       0.00%-10.00%                  0.00%-10.00%
Annual withdrawals at specified date (GMWB)
   Account value                                                 $        758                  $        467
   Net amount at risk (b)                                                  44                            64
   Weighted average period remaining until guaranteed payment        18 years                      17 years
Accumulation at specified date (GMAV)
   Account value                                                 $         48                  $         48
   Net amount at risk (c)                                                   1                             3
   Weighted average period remaining until guaranteed payment         3 years                       4 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal at the same balance sheet date.
(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders reached the specified date at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB) and policyholder contract deposits (GMWB/GMAV) on the balance sheets:

                                                GMDB GMWB GMAV
                                                ---- ---- ----
                                                (In Millions)
                  2012
                  Balance at January 1          $ 8  $24  $ 7
                  Guaranteed benefits incurred    1   11   (2)
                  Guaranteed benefits paid       (2)  --   --
                                                ---  ---  ---
                  Balance at December 31        $ 7  $35  $ 5
                                                ===  ===  ===
                  2011
                  Balance at January 1          $ 7  $ 4  $ 5
                  Guaranteed benefits incurred    2   20    2
                  Guaranteed benefits paid       (1)  --   --
                                                ---  ---  ---
                  Balance at December 31        $ 8  $24  $ 7
                                                ===  ===  ===

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2012:

       . Data used was up to 50 stochastically generated investment performance scenarios.

       . Mean investment performance assumption was approximately 7.5 percent, depending on the block of business.

       .  Volatility assumption was 16 percent.

       . Mortality was assumed at 50 percent to 80 percent of the 1994 VA GMDB mortality tables.

       . Lapse rates vary by contract type and duration and range from zero to 37 percent.

       .  The discount rate used ranged from 5.5 percent to 10.0 percent.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


9. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business, which is reported in policy claims and benefits payable, is summarized as follows:

                                                             2012 2011 2010
                                                             ---- ---- ----
                                                             (In Millions)
Balance as of January 1, net of reinsurance recoverable      $117 $149 $669
Add: Incurred losses related to:
Current year                                                   53   64   72
Prior years                                                   125  217  118
                                                             ---- ---- ----
Total incurred losses                                         178  281  190
                                                             ---- ---- ----
Deduct: Paid losses related to:
Current year                                                   44   66   72
Prior years                                                   122  247  638
                                                             ---- ---- ----
Total paid losses                                             166  313  710
                                                             ---- ---- ----
Balance as of December 31, net of reinsurance recoverable     129  117  149
Reinsurance recoverable                                         3    3    5
                                                             ---- ---- ----
Balance as of December 31, gross of reinsurance recoverable  $132 $120 $154
                                                             ==== ==== ====

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million. For employer group life business, the Company limits its exposure to $500 thousand on any coverage per policy. For employer group long term disability ("LTD"), the Company reinsures risks in excess of $6 thousand of monthly disability income.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2012, 2011 and 2010 were as follows:

                                                       Assumed           Percentage
                                            Ceded to    From             of Amount
                                    Gross     Other     Other     Net     Assumed
                                    Amount  Companies Companies  Amount    to Net
                                   -------- --------- --------- -------- ----------
                                                    (In Millions)
December 31, 2012
Life insurance in force            $119,894  $18,922    $311    $101,283    0.31%
                                   ========  =======    ====    ========
Premiums:
   Life insurance and annuities    $    348  $   137    $  1    $    212    0.47%
   Accident and health insurance        303       12      --         291    0.00%
                                   --------  -------    ----    --------
Total premiums                     $    651  $   149    $  1    $    503    0.20%
                                   ========  =======    ====    ========
December 31, 2011
Life insurance in force            $127,327  $20,359    $476    $107,444    0.44%
                                   ========  =======    ====    ========
Premiums:
   Life insurance and annuities    $    357  $   147    $  1    $    211    0.47%
   Accident and health insurance        279       10      --         269    0.00%
                                   --------  -------    ----    --------
Total premiums                     $    636  $   157    $  1    $    480    0.21%
                                   ========  =======    ====    ========
December 31, 2010
Life insurance in force            $124,979  $22,584    $544    $102,939    0.53%
                                   ========  =======    ====    ========
Premiums:
   Life insurance and annuities    $    372  $   137    $  1    $    236    0.42%
   Accident and health insurance        291       19      --         272    0.00%
                                   --------  -------    ----    --------
Total premiums                     $    663  $   156    $  1    $    508    0.20%
                                   ========  =======    ====    ========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheets. Reinsurance recoverable on paid losses was approximately $32 million and $23 million at December 31, 2012 and 2011, respectively. Reinsurance recoverable on unpaid losses was approximately $13 million and $17 million at December 31, 2012 and 2011, respectively. Ceded claim and surrender recoveries under reinsurance agreements was $108 million, $122 million and $118 million for the years ended 2012, 2011 and 2010, respectively.

During 2010, the Company fully terminated and recaptured the reinsurance treaty with Swiss Re Life and Health America, Inc. for a specified block of disability income business. The recapture resulted in a pre-tax gain of $217 thousand.

In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures a 90 percent quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $8 million, $7 million and $6 million, respectively, representing the risk charge associated with the reinsurance agreement.

11. DEBT

In 2011, the Company became a member of the FHLB of New York. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of New York to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of New York's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

At December 31, 2012 and 2011, the carrying value of the Company's ownership in the FHLB of New York was $10 million and $5 million, respectively, which was reported in partnership and other invested assets. At December 31, 2012, the fair value of collateral pledged to secure advances was $23 million. As of December 31, 2012, the Company had outstanding borrowings of $10 million. There were no advances taken during 2011.

Advances taken by the Company which were outstanding at December 31, 2012 mature at various dates through 2017 and have stated interest rates which range from 0.52 percent to 0.80 percent.

12. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases for office space which expire at various dates through 2013. At December 31, 2012, the future minimum lease payments under the operating leases are as follows:

       (In Millions)
2013        $3
            --
Total       $3
            ==

Rent expense was $3 million each year for the years ended December 31, 2012, 2011 and 2010.

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $66 million and $84 million for the periods ended December 31, 2012 and 2011, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $43 million of the total commitments at December 31, 2012 are currently expected to expire by 2013, and the remainder by 2017 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

Mortgage Loan Commitments

The Company had $2 million in commitments relating to mortgage loans at December 31, 2012.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CONTINGENT LIABILITIES

Superior National Matter

In 1997, USLIFE Corporation (the former parent of the Company) entered into the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, "Superior National"), effective May 1, 1998.

On November 29, 1999, the Company initiated an arbitration proceeding to rescind the Superior National contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National. Subsequent settlements were made with Centre Insurance Company in 2004 and Converium Insurance in 2005. Arbitration was decided in favor of Superior National in 2007, but was appealed by the Company to the United States Court of Appeals for the Ninth Circuit ("the Ninth Circuit"). The appeals process continued until 2010.

As of December 31, 2009, the Company recorded a liability of $639 million, which represented a decrease of $23 million over the December 31, 2008 recorded liability of $662 million. This decrease was driven by a draw-down of $53 million from funds held on deposit by the Company to secure its obligations under the 1998 treaty ("Special California Schedule P Deposit") to reimburse Superior National for claim amounts billed subsequent to the February 2007 arbitration ruling and offset by increases in interest charges.

On January 4, 2010, the Ninth Circuit denied the Company's appeal and affirmed the arbitration award in favor of Superior National Insurance Company in Liquidation ("SNICIL"). On January 19, 2010, the Company filed a petition for a rehearing before the entire Ninth Circuit panel of judges. The Ninth Circuit, in turn, directed SNICIL to file a response to the Company's petition.

On March 19, 2010, the Ninth Circuit denied the petition for rehearing. On March 25, 2010, the Company filed a motion to stay the mandate for entry of judgment pending a filing of a petition for certiorari in the Supreme Court of the United States. On March 28, 2010, the Ninth Circuit granted the motion to stay.

On June 18, 2010, the California liquidation court "so ordered" the parties' agreed stipulation under which $186 million of the Special Schedule P Deposit would be released to the California Insurance Commissioner for distribution to the California Insurance Guarantee Association in partial satisfaction of the judgment against the Company. The release of the $186 million from the Special Schedule P Deposit was made by wire transfer to the Commissioner on June 21, 2010. On June 18, 2010, the Company paid the balance of the judgment, with interest on the full amount, amounting to approximately $343 million. The total amount paid to satisfy the judgment was approximately $529 million.

The Company negotiated with SNICIL and on October 8, 2010 accepted their commutation offer of $139 million. On January 13, 2011, the California Liquidation Court approved the commutation agreement.

As of December 31, 2010, the Company recorded a liability of $139 million for amounts due to Superior National Insurance Group. The outstanding balance was paid by release of the Special Schedule P Deposit on January 28, 2011. The remaining Special Schedule P Deposit funds were released to the Company in February, 2011. With this settlement, the Company's obligations under this treaty are fully satisfied or otherwise discharged.

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $45 million and $65 million for these guaranty fund assessments at December 31, 2012, and 2011, respectively, which is reported within other liabilities in the accompanying balance sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company recorded an increase of approximately $7 million and $22 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. The Company paid $3 million of this amount. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

13. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were $7 thousand, $1 million and $1 million in 2012, 2011 and 2010, respectively.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The components of accumulated other comprehensive income are as follows:

                                                            2012    2011    2010
                                                           ------  ------  ------
                                                                (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                  $2,280  $1,639  $1,164
   Gross unrealized losses                                   (141)   (422)   (384)
Net unrealized gains on other invested assets                  19       8       3
Adjustments to DAC and deferred sales inducements            (416)   (218)   (159)
Insurance loss recognition                                   (575)   (444)   (217)
Deferred federal and state income tax expense                (401)   (210)   (144)
                                                           ------  ------  ------
   Accumulated other comprehensive income                  $  766  $  353  $  263
                                                           ======  ======  ======

The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                                                             Unrealized gains                           Adjustment to
                                                            (losses) of fixed                          deferred policy
                                                           maturity investments                       acquisition costs,
                                                           on which other-than                        value of business
                                                             temporary credit     Unrealized gains       acquired and
                                                             impairments were   (losses) on all other   deferred sales
                                                                  taken            invested assets       inducements
                                                           -------------------- --------------------- ------------------
                                                                                              (In Millions)
DECEMBER 31, 2012
Unrealized change arising during period                           $ (38)               $  794               $(201)
Less: Reclassification adjustments included in net income            43                  (220)                 (3)
                                                                  -----                ------               -----
Total other comprehensive income, before income tax
  (expense) benefit                                                 (81)                1,014                (198)
Less: Income tax (expense) benefit                                   29                  (339)                 73
                                                                  -----                ------               -----
Total other comprehensive income, net of income tax
  (expense) benefit                                               $ (52)               $  675               $(125)
                                                                  =====                ======               =====
DECEMBER 31, 2011
Unrealized change arising during period                           $ (11)               $  340               $ (44)
Less: Reclassification adjustments included in net income           (71)                  (42)                 15
                                                                  -----                ------               -----
Total other comprehensive income, before income tax
  (expense) benefit                                                  60                   382                 (59)
Less: Income tax (expense) benefit                                  (23)                 (143)                 21
                                                                  -----                ------               -----
Total other comprehensive income, net of income tax
  (expense) benefit                                               $  37                $  239               $ (38)
                                                                  =====                ======               =====
DECEMBER 31, 2010
Unrealized change arising during period                           $ 251                $  737               $(262)
Less: Reclassification adjustments included in net income          (142)                  272                 (27)
                                                                  -----                ------               -----
Total other comprehensive income, before income tax
  (expense) benefit                                                 393                   465                (235)
Less: Income tax (expense) benefit                                 (126)                 (163)                 89
                                                                  -----                ------               -----
Total other comprehensive income, net of income tax
  (expense) benefit                                               $ 267                $  302               $(146)
                                                                  =====                ======               =====





                                                           Insurance loss
                                                            recognition   Total
                                                           -------------- -----

DECEMBER 31, 2012
Unrealized change arising during period                        $(370)     $ 185
Less: Reclassification adjustments included in net income       (239)      (419)
                                                               -----      -----
Total other comprehensive income, before income tax
  (expense) benefit                                             (131)       604
Less: Income tax (expense) benefit                                46       (191)
                                                               -----      -----
Total other comprehensive income, net of income tax
  (expense) benefit                                            $ (85)     $ 413
                                                               =====      =====
DECEMBER 31, 2011
Unrealized change arising during period                        $(354)     $ (69)
Less: Reclassification adjustments included in net income       (127)      (225)
                                                               -----      -----
Total other comprehensive income, before income tax
  (expense) benefit                                             (227)       156
Less: Income tax (expense) benefit                                79        (66)
                                                               -----      -----
Total other comprehensive income, net of income tax
  (expense) benefit                                            $(148)     $  90
                                                               =====      =====
DECEMBER 31, 2010
Unrealized change arising during period                        $(217)     $ 509
Less: Reclassification adjustments included in net income         --        103
                                                               -----      -----
Total other comprehensive income, before income tax
  (expense) benefit                                             (217)       406
Less: Income tax (expense) benefit                                76       (124)
                                                               -----      -----
Total other comprehensive income, net of income tax
  (expense) benefit                                            $(141)     $ 282
                                                               =====      =====

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Dividends that the Company may pay to the Parent in any year without prior approval of the New York State Department of Financial Services ("NYDFS") are limited by statute. The maximum amount of dividends which can be paid during a calendar year to shareholders of insurance companies domiciled in the state of New York without obtaining the prior approval of the New York State Superintendent of Insurance is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. The maximum dividends payout that may be made in 2013 without prior approval of the New York State Superintendent of Insurance is $188 million.

In 2012 and 2011, the Company paid dividends totaling $221 million and $116 million, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The NYDFS has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the NYDFS to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income and capital and surplus of the Company at December 31 were as follows:

                                2012   2011   2010
                               ------ ------ ------
                                  (In Millions)
Statutory net income           $  270 $  127 $  102
Statutory capital and surplus  $1,878 $1,862 $1,914

14. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                           2012  2011   2010
                          -----  ----  -----
                             (In Millions)
Current                   $  35  $ 72  $ (30)
Deferred                   (101)  (75)  (154)
                          -----  ----  -----
Total income tax benefit  $ (66) $ (3) $(184)
                          =====  ====  =====

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The US statutory income tax rate is 35 percent for 2012, 2011 and 2010. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                      2012   2011   2010
                                                     -----  -----  -----
                                                        (In Millions)
U.S. federal income tax (benefit) at statutory rate  $ 104  $  87  $  78
Adjustments:
   Valuation allowance                                (163)  (109)  (267)
   State income tax                                     (4)    14      7
   Dividends received deduction                         (1)    (1)    (1)
   IRS audit settlements                                (3)     4     --
   Other credits, taxes and settlements                  1      2     (1)
                                                     -----  -----  -----
Total income tax benefit                             $ (66) $  (3) $(184)
                                                     =====  =====  =====

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                            2012    2011
                                                                           ------  ------
                                                                            (In Millions)
Deferred tax assets:
   Excess capital losses and other tax carryovers                          $  413  $  615
   Basis differential of investments                                          248     135
   State deferred tax benefits                                                  2      24
   Policy reserves                                                            403     431
   Other                                                                       12      23
                                                                           ------  ------
   Total deferred tax assets before valuation allowance                     1,078   1,228
   Valuation allowance                                                       (413)   (615)
                                                                           ------  ------
   Total deferred tax assets                                                  665     613
Deferred tax liabilities:
   Deferred policy acquisition costs                                         (311)   (162)
   Basis differential of investments                                           --      (8)
   Net unrealized gains on debt and equity securities available for sale     (406)   (354)
   State deferred tax liabilities                                              (2)    (11)
   Other                                                                       --     (33)
                                                                           ------  ------
   Total deferred tax liabilities                                            (719)   (568)
                                                                           ------  ------
Net deferred tax asset (liability)                                         $  (54) $   45
                                                                           ======  ======

At December 31, 2012, the Company had the following operating loss carryforwards:

                      Year
          Amount     expired
       ------------- -------
       (In Millions)
2010        $8        2025
            --
Total       $8
            ==

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2012, the Company had the following capital loss carryforwards:

                      Year
          Amount     expired
       ------------- -------
       (In Millions)
2008      $1,206      2013
2009         129      2014
          ------
Total     $1,335
          ======

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

    . the nature, frequency and severity of cumulative financial reporting losses in recent years;

    . the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

    . the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences;

    . prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2012, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration.

For the year ended December 31, 2012, the Company released $199 million of its deferred tax asset valuation allowance associated with capital loss carryforwards, of which $163 million was allocated to net income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may results in a reduction in projected taxable gains and reestablishment of a valuation allowance.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                        December 31,
                                                        ------------
                                                        2012    2011
                                                        ----    ----
                                                        (In Millions)
Gross unrecognized tax benefits at beginning of period  $10     $10
   Increases in tax positions for prior years            --      --
                                                        ---     ---
Gross unrecognized tax benefits at end of period        $10     $10
                                                        ===     ===

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2012, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2012 and 2011, the Company's unrecognized tax benefits, excluding interest and penalties, were $10 million each year. As of December 31, 2012 and 2011, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were approximately $200 thousand each year.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2012 and December 31, 2011, the Company had accrued approximately $704 thousand and $511 thousand, respectively, for the payment of interest (net of federal tax) and penalties. For the years ended December 31, 2012, 2011 and 2010, the Company recognized an expense of $193 thousand, $176 thousand and $323 thousand, respectively, of interest (net of federal tax) and penalties in the statements of income.

The Company is currently under IRS examination for the taxable years 2003 to 2009. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2002 to 2012 remain subject to examination by major tax jurisdictions.

15. RELATED-PARTY TRANSACTIONS

Events Related to AIG

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG common stock, and the U.S. Department of the Treasury (the "Department of the Treasury") became AIG's majority shareholder, with approximately 92 percent of outstanding AIG common stock at that time.

The Department of the Treasury, as selling shareholder, sold all of its shares of AIG common stock through six registered public offerings completed in May 2011 and in March, May, August, September and December 2012 (the 2012 offerings collectively referred to as "the 2012 Offerings"). In the 2012 Offerings, the Department of the Treasury sold approximately 1.5 billion shares of AIG common stock for aggregate proceeds of approximately $45.8 billion. AIG purchased approximately 421 million shares of AIG common stock at an average price of $30.86 per share, for an aggregate purchase amount of approximately $13.0 billion, in the first four of the 2012 Offerings. AIG did not purchase any shares in the December 2012 offering. The Department of the Treasury still owns warrants to purchase 2.7 million shares of AIG common stock which expire in 2018.

AIG is currently regulated by the Board of Governors of the Federal Reserve System ("FRB") and subject to its examination, supervision and enforcement authority and reporting requirements as a savings and loan holding company ("SLHC"). In addition, under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), AIG may separately become subject to the examination, enforcement and supervisory authority of the FRB. In October 2012, AIG received a notice that it is under consideration by the Financial Stability Oversight Council created by Dodd-Frank for a proposed determination that it is a systemically important financial institution

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

("SIFI"). Changes mandated by Dodd-Frank include directing the FRB to promulgate minimum capital requirements for both SLHCs and SIFIs.

Additional information on AIG is publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"), which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income ceded to affiliates was $(9) thousand, $456 thousand and $11 million for the years ended December 31, 2012, 2011 and 2010, respectively. Commission ceded to affiliates was $(2) thousand, $69 thousand and $2 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2012, 2011 and 2010, the Company was charged $136 million, $138 million and $138 million, respectively, for expenses attributed to the Company. Accounts payable for such services at December 31, 2012 and 2011 were not material.

The Company provides life insurance coverage to employees of AIG and its domestic subsidiaries in connection with AIG's employee benefit plans. The statements of income include $10 million in premiums relating to this business for 2012, $10 million for 2011 and $12 million for 2010.

The Company pays commissions, including support fees to defray marketing and training costs, to three affiliated broker-dealers for distributing its annuity products. Commissions paid to these broker-dealers totaled $2 million, $2 million and $1 million in 2012, 2011 and 2010, respectively. These affiliated broker-dealers represented approximately 3.7 percent, 1.3 percent and 1.0 percent of premiums received in 2012, 2011 and 2010, respectively.

On February 1, 2004, the Company entered into an administrative services agreement with its affiliate SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage of all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $3 million, $3 million and $2 million in 2012, 2011 and 2010, respectively, and are included in other revenues in the statements of income.

Financing Arrangements

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SunAmerica Annuity and Life Assurance Company ("SAAL"), dated February 15, 2004, whereby the Company has the right to borrow up to $15 million from SAAL. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2012 and 2011. As a result of the Merger, AGL assumed all of SAAL's rights and obligations under this short-term financing arrangement.

On February 15, 2004, the Company entered into a short-term financing arrangement with SAAL whereby SAAL has the right to borrow up to $15 million from the Company. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2012 and 2011. As a result of the Merger, AGL assumed all of SAAL's rights and obligations under this short-term financing arrangement.

On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII") whereby the Company has the right to borrow up to $15 million from SAII. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2012 and 2011. As a result of the Merger, AGL assumed all of SAII's rights and obligations under this short-term financing arrangement.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


On January 20, 2004, the Company entered into a short-term financing arrangement with the SALIC whereby the Company has the right to borrow up to $15 million from the SALIC and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2012 and 2011. As a result of the Merger, AGL assumed all of SALIC's rights and obligations under this short-term financing arrangement.

Notes of Affiliates

On December 27, 2006, the Company invested $117 million in a 5.18 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."), which matured on December 27, 2011. The Company recognized interest income of $6 million each year on the Note during 2011 and 2010. Upon maturity, the Company reinvested the $117 million in a 2.25 percent Senior Promissory Note due December 27, 2013, issued by SAFG, Inc. On December 27, 2012, the Company received a principal payment of $67 million from SAFG, Inc. The Company recognized interest income of $3 million and $29 thousand on the Note during 2012 and 2011, respectively.

On September 15, 2006, the Company invested $5 million in a 5.57 percent fixed rate Senior Promissory Note issued by SAFG, Inc. which matured on September 15, 2011. The Company recognized interest income of $196 thousand and $279 thousand on the Note during 2011 and 2010, respectively.

National Union and American Home Guarantees

Due to the merger of AIL into the Company at December 31, 2010, policies that were originally issued by AIL are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), while policies issued by the Company are guaranteed by American Home Assurance Company ("American Home"). Both guarantors are indirect wholly owned subsidiaries of AIG. National Union and American Home have terminated the General Guarantee Agreements dated
July 13, 1998 and March 3, 2003, respectively (the "Guarantees") with respect to prospectively issued policies and contracts issued by AIL or the Company. Both of the Guarantees terminated on April 30, 2010 ("Point of
Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover all policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. The Guarantees provide that the policyowners owning policies issued by AIL or the Company with a date of issue earlier than the Point of Termination can enforce the applicable Guarantee directly against National Union or American Home.

Insurance policy obligations for individual and group policies issued by FSA prior to January 31, 2008, are guaranteed (the "FSA Guarantee") by American Home. As of January 31, 2008 (the "FSA Point of Termination"), the FSA Guarantee was terminated for prospectively issued policies. The FSA Guarantee will not cover any policies with a date of issue later than the FSA Point of Termination. The FSA Guarantee will, however, continue to cover insurance obligations on policies issued by FSA with a date of issue earlier than the FSA Point of Termination, including obligations arising from purchase payments received with respect to these policies after the FSA Point of Termination. The FSA Guarantee provides that the policyowners owning policies issued by the Company with a date of issue earlier than the FSA Point of Termination can enforce the FSA Guarantee directly against American Home.

National Union's and American Home's audited statutory financial statements are filed with the SEC, as applicable, as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination and the FSA Point of Termination.

Capital Maintenance Agreement

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG will maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

statement), subject to Board of Directors and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $2.4 billion and $2.2 billion at December 31, 2012 and 2011, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.

16. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

17. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

The Company paid a $185 million dividend to AGC Life on March 28, 2013.

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       AS OF DECEMBER 31, 2012 AND 2011

           AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                        AMERICAN HOME ASSURANCE COMPANY

                     STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                               TABLE OF CONTENTS

Independent Auditor's Report.........................................................  2
Statements of Admitted Assets........................................................  3
Statements of Liabilities, Capital and Surplus.......................................  4
Statements of Operations and Changes in Capital and Surplus..........................  5
Statements of Cash Flow..............................................................  6
Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.  7
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.............. 20
Note 3 - Investments................................................................. 23
Note 4 - Reserves for Losses and Loss Adjustment Expenses............................ 35
Note 5 - Related Party Transactions.................................................. 41
Note 6 - Reinsurance................................................................. 49
Note 7 - Deposit Accounting Assets and Liabilities................................... 55
Note 8 - Federal and Foreign Income Taxes............................................ 56
Note 9 - Pension Plans and Deferred Compensation Arrangements........................ 64
Note 10 - Capital and Surplus and Dividend Restrictions.............................. 67
Note 11 - Contingencies.............................................................. 69
Note 12 - Other Significant Matters.................................................. 77
Note 13 - Subsequent Events.......................................................... 81

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of American Home Assurance Company:

We have audited the accompanying statutory financial statements of American Home Assurance Company, which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in surplus, and cash flows for each of the three years ended December 31, 2012.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years ended December 31, 2012.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

OTHER MATTER

As discussed in Notes 1, 4 and 5 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

PRICEWATERHOUSECOOPERS LLP
April 26, 2013
New York, New York

                        AMERICAN HOME ASSURANCE COMPANY

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                            (DOLLARS IN THOUSANDS)

AS OF DECEMBER 31,                                                                              2012             2011
------------------                                                                           -----------      -----------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2012 - $18,325,355; 2011 - $18,504,022)   $17,011,221      $17,761,724
   Common stocks, at fair value adjusted for nonadmitted assets
     (cost: 2012 - $61,305; 2011 - $63,353)                                                       83,185           84,263
   Other invested assets (cost: 2012 - $1,221,922; 2011 - $1,196,504)                          1,483,452        1,440,576
   Mortgage loans                                                                                 60,167               --
   Derivatives                                                                                     2,188            1,690
   Short-term investments, at amortized cost (approximates fair value)                         1,075,189          377,947
   Cash and cash equivalents                                                                      59,125           68,584
   Receivable for securities sold and other                                                          513              491
                                                                                             -----------      -----------
       TOTAL CASH AND INVESTED ASSETS                                                         19,775,040       19,735,275
                                                                                             -----------      -----------
Investment income due and accrued                                                                181,068          185,393
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                              839,516          456,491
   Premiums and installments booked but deferred and not yet due                                 287,646          343,368
   Accrued retrospective premiums                                                              1,118,007        1,378,023
Amounts billed and receivable from high deductible policies                                       57,578           38,303
Reinsurance recoverable on loss payments                                                         444,027          399,486
Funds held by or deposited with reinsurers                                                        75,742           71,893
Net deferred tax assets                                                                          783,175          691,892
Equities in underwriting pools and associations                                                  255,640          266,934
Receivables from parent, subsidiaries and affiliates                                             203,974           13,330
Other admitted assets                                                                            280,887          320,924
                                                                                             -----------      -----------
       TOTAL ADMITTED ASSETS                                                                 $24,302,300      $23,901,312
                                                                                             ===========      ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                (DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                       2012        2011
------------------                                                    ----------- -----------
                            Liabilities

Reserves for losses and loss adjustment expenses                      $12,300,489 $12,466,514
Unearned premium reserves                                               2,654,419   2,843,572
Commissions, premium taxes, and other expenses payable                    273,150     314,677
Reinsurance payable on paid loss and loss adjustment expenses             282,684      83,381
Current federal taxes payable to parent                                     4,311      23,930
Funds held by company under reinsurance treaties                        1,232,398   1,196,004
Provision for reinsurance                                                  49,111      78,525
Ceded reinsurance premiums payable, net of ceding commissions             510,362     350,769
Deposit accounting liabilities                                             86,648      97,625
Deposit accounting liabilities - funds held                                17,981       4,848
Collateral deposit liability                                              376,977     299,956
Payable for securities purchased                                              489           3
Payable to parent, subsidiaries and affiliates                            111,709      85,155
Other liabilities                                                         397,229     389,050
                                                                      ----------- -----------
   TOTAL LIABILITIES                                                   18,297,957  18,234,009
                                                                      =========== ===========
                        Capital and Surplus

Common capital stock, $11.51 par value, 1,758,158 shares authorized,
1,695,054 shares issued and outstanding                                    19,504      19,504
Capital in excess of par value                                          4,048,510   4,689,192
Unassigned surplus                                                      1,935,124     507,717
Special surplus tax - SSAP 10R                                                 --     450,661
Special surplus funds from retroactive reinsurance                          1,205         229
                                                                      ----------- -----------
   TOTAL CAPITAL AND SURPLUS                                            6,004,343   5,667,303
                                                                      ----------- -----------
   TOTAL LIABILITIES, CAPITAL AND SURPLUS                             $24,302,300 $23,901,312
                                                                      =========== ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                   2012         2011         2010
--------------------------------                                                ----------  -----------  -----------
                                      Statement of Operations

Underwriting income:
   Premiums earned                                                              $5,357,689  $ 5,682,158  $ 5,648,764
                                                                                ----------  -----------  -----------
Underwriting deductions:
   Losses incurred                                                               3,633,608    3,932,805    5,066,245
   Loss adjustment expenses incurred                                               625,094      611,264      912,853
   Other underwriting expenses incurred                                          1,765,943    1,668,713    1,674,370
                                                                                ----------  -----------  -----------
Total underwriting deductions                                                    6,024,645    6,212,782    7,653,468
                                                                                ----------  -----------  -----------
Loss portfolio transfer
   Premiums from affiliated loss portfolio transfer (Note 4)                       (40,241)  (1,933,829)          --
   Losses recognized from affiliated loss portfolio transfer (Note 4)               40,241    1,933,829           --
                                                                                ----------  -----------  -----------
Total loss portfolio transfer                                                           --           --           --
                                                                                ----------  -----------  -----------
Net underwriting loss                                                             (666,956)    (530,624)  (2,004,704)
                                                                                ----------  -----------  -----------
Investment gain:
   Net investment income earned                                                    911,306      800,175      769,130
   Net realized capital gains (net of capital gains tax: 2012 - $48,295;
     2011 - $90,032; 2010 - $169,323)                                               56,339      166,901      294,941
                                                                                ----------  -----------  -----------
Net investment gain                                                                967,645      967,076    1,064,071
                                                                                ----------  -----------  -----------
Net loss from agents' or premium balances charged-off                              (57,047)     (16,296)     (30,549)
Other income (expense)                                                              10,700      (29,775)      52,746
                                                                                ----------  -----------  -----------
INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES            254,342      390,381     (918,436)
Federal and foreign income tax benefit                                             (31,163)    (104,195)    (141,920)
                                                                                ----------  -----------  -----------
   NET INCOME (LOSS)                                                            $  285,505  $   494,576  $  (776,516)
                                                                                ==========  ===========  ===========
                                  Changes in Capital and Surplus

Capital and surplus, as of December 31, previous year                           $5,667,303  $ 6,673,099  $ 5,872,354
                                                                                ----------  -----------  -----------
   Adjustment to beginning surplus (Note 2)                                        (29,278)      26,048      (28,355)
Capital and surplus, as of January 1,                                            5,638,025    6,699,147    5,843,999
   Other changes in capital and surplus:
       Net income (loss)                                                           285,505      494,576     (776,516)
       Change in net unrealized capital (losses) gains (net of capital gains tax expense (benefit): 2012 - $21,950; 2011 - $(3,008);
         2010 - $(110,099))                                                        (40,778)      44,397     (161,330)
       Change in net deferred income tax                                           (22,439)     659,647     (396,374)
       Change in non-admitted assets                                               208,727     (926,257)     513,237
       Change in provision for reinsurance                                          29,414       20,918      (10,819)
       Capital contribution                                                       (645,750)      67,381    1,947,275
       Quasi-reorganization                                                      1,000,000           --           --
       Return of capital                                                                --   (1,414,078)          --
       Change in par value of common stock                                              --       (5,922)          --
       Dividends to stockholder                                                   (522,716)    (137,458)    (301,343)
       Foreign exchange translation                                                 74,961      (21,541)      25,470
       Change in SSAP 10R                                                               --      189,739      (11,994)
       Other surplus adjustments                                                      (606)      (3,246)       1,494
   Total changes in capital and surplus                                            366,318   (1,031,844)     829,100
                                                                                ----------  -----------  -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                         $6,004,343  $ 5,667,303  $ 6,673,099
                                                                                ==========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                2012         2011        2010
--------------------------------                                             ----------  -----------  ----------
                                       Cash from Operations

Premiums collected, net of reinsurance                                       $5,313,202  $ 5,378,755  $5,414,448
Net investment income                                                           809,251      779,881     851,466
Miscellaneous (expense) income                                                   (6,214)     (86,211)     16,466
                                                                             ----------  -----------  ----------
   SUB-TOTAL                                                                  6,116,239    6,072,425   6,282,380
Benefit and loss related payments                                             3,593,294    3,912,580   4,340,008
Payment to affiliate for loss portfolio transfer                                     --      783,818          --
Commission and other expense paid                                             2,502,676    2,363,413   2,416,351
Federal and foreign income taxes paid (recovered)                                 1,012       28,206    (370,410)
                                                                             ----------  -----------  ----------
   NET CASH PROVIDED FROM (USED IN) OPERATIONS                                   19,257   (1,015,592)   (103,569)
                                                                             ----------  -----------  ----------
                                       Cash from Investments

Proceeds from investments sold, matured, or repaid:
   Bonds                                                                      4,505,552    4,992,080   5,421,569
   Stocks                                                                         2,833      545,819   1,385,481
   Mortgage loans                                                                   149           --          --
   Other                                                                        243,676      392,513     130,972
                                                                             ----------  -----------  ----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                   4,752,210    5,930,412   6,938,022
                                                                             ----------  -----------  ----------
Cost of investments acquired:
   Bonds                                                                      3,659,690    7,448,761   4,509,137
   Stocks                                                                         2,736        9,769     622,754
   Mortgage loans                                                                59,296           --          --
   Other                                                                        278,203      250,178     240,465
                                                                             ----------  -----------  ----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                         3,999,925    7,708,708   5,372,356
                                                                             ----------  -----------  ----------
   NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES                        752,285   (1,778,296)  1,565,666
                                                                             ----------  -----------  ----------
                           Cash from Financing and Miscellaneous Sources

Capital contributions                                                           300,000    1,942,747          --
Return of capital                                                                    --   (1,414,078)         --
Change in par value of common stock                                                  --       (5,922)         --
Dividends to stockholder                                                       (455,589)    (110,000)   (301,343)
Intercompany receivable and payable, net                                       (164,090)     (77,372)    169,364
Net deposit on deposit-type contracts and other insurance                        (1,683)      (1,723)     13,312
Equities in underwriting pools and associations                                  54,713      356,715       6,643
Collateral deposit liability                                                     77,021      (40,411)    (13,384)
Other                                                                           105,869      (30,447)   (103,508)
                                                                             ----------  -----------  ----------
   NET CASH (USED IN) PROVIDED FROM FINANCING AND MISCELLANEOUS ACTIVITIES      (83,759)     619,509    (228,916)
                                                                             ----------  -----------  ----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                687,783   (2,174,379)  1,233,181
Cash and short-term investments:
   Beginning of year                                                            446,531    2,620,910   1,387,729
                                                                             ----------  -----------  ----------
   END OF YEAR                                                               $1,134,314  $   446,531  $2,620,910
                                                                             ==========  ===========  ==========

See Note 12E for description of non-cash items.

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. ORGANIZATION

   American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc., a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial and consumer lines both domestically and abroad. These operations were branded under the Chartis name in 2009 and rebranded as AIG Property Casualty in the third quarter of 2012. On April 1, 2013, Chartis, U.S., Inc. and Chartis Inc. were renamed as AIG Property Casualty U.S., Inc. and AIG PC, respectively.

   AIG PC conducts the general insurance operations of AIG. AIG PC presents its financial information in two operating segments - commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

   The Company writes substantially all lines of property and casualty insurance. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2012, 19.4 percent of its net premiums written represented workers' compensation business. Relative to geographic location, 90.6 percent of the Company's direct premiums written were foreign sourced, with 85.7 percent from the Japan branch. U.S. resident business accounted for 9.4 percent of the Company's direct writings. No other jurisdiction accounted for more than 5.0 percent of such premiums.

   The Company is party to an Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                    Pool
                                                                         NAIC   Participation   State of
Company                                                                 Co Code  Percentage     Domicile
-------                                                                 ------- ------------- ------------
(1) National Union Fire Ins. Co. of Pittsburgn, Pa. (National Union) *   19445       38%      Pennsylvania
(2) American Home                                                        19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)                        19410       11%        New York
(4) Chartis Property Casualty Company (CPCC)                             19402        5%      Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                      23841        5%      Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)            19429        5%      Pennsylvania
(7) Chartis Casualty Company (CCC)                                       40258        0%      Pennsylvania
(8) Granite State Insurance Company (Granite)                            23809        0%      Pennsylvania
(9) Illinois National Insurance Co. (Illinois National)                  23817        0%        Illinois

*  Lead Company

   The accompanying financial statements include the Company's U.S. operation, the operations of its Japan branch, and its participation in the Chartis Overseas Association (the Association or COA), as described in Note 5. The 2012 balances include the Company's operations of its Argentina branch. Effective July 1, 2012, the Articles of Association of COA were amended to provide that the business of American Home's Argentina Branch will no longer be directed to COA, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool. The branch had total admitted assets and liabilities of $30,200 and $26,200, respectively, at the date of the transfer.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The prior year amounts within the Statements of Admitted Assets and the Statements of Liabilities, Capital and Surplus have been adjusted to reflect the merger of Landmark Insurance Company (Landmark) into National Union and subsequent retrocession to Lexington Insurance Company (Lexington) as if these transactions had occurred as of January 1, 2011. Asset and liability accounts acquired by National Union as a result of the merger that are subject to pooling under the Admitted Pooling Agreement have been allocated to the Company in accordance with its pooling participation percentage. Refer to Note 5 for additional information pertaining to the Association.

   The Company has significant transactions with AIG and its affiliates. Refer to Note 5 for additional information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

   PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

   The Company's financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY SAP).

   NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of: (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; that are not permitted under NAIC SAP; and, (2) allowing certain offsets to the provision for reinsurance in accordance with NY SAP Regulation 20 that are not permitted under NAIC SAP.

   With the concurrence of the New York State Department of Financial Services (NY DFS), the Company has also discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   In the first quarter of 2012 the Company received a permitted practice to effect a quasi-reorganization that was accounted for as described in NAIC Statement of Statutory Accounting Principles (SSAP) No. 72, Surplus and Quasi-reorganizations (SSAP 72) (Refer to Note 10 for more information). The quasi-reorganization did not impact the Company's total surplus. The Company did not request or receive any permitted accounting practices for 2011 and 2010.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

DECEMBER 31,                                            2012        2011        2010
------------                                         ----------  ----------  ----------
Net income (loss), NY SAP                            $  285,505  $  494,576  $ (776,516)
State prescribed practices - addition (deduction):
   Non-tabular discounting                              (70,542)     60,114     (27,631)
                                                     ----------  ----------  ----------
NET INCOME (LOSS), NAIC SAP                          $  214,963  $  554,690  $ (804,147)
                                                     ==========  ==========  ==========
STATUTORY SURPLUS, NY SAP                            $6,004,343  $5,667,303  $6,673,099
State prescribed or permitted practices - (charge):
   Non-tabular discounting                             (455,052)   (384,510)   (444,624)
   Credits for reinsurance                             (118,047)    (94,824)   (172,413)
                                                     ----------  ----------  ----------
STATUTORY SURPLUS, NAIC SAP                          $5,431,244  $5,187,969  $6,056,062
                                                     ==========  ==========  ==========

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2012, 2011 and 2010 reporting periods.

   STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:

    a. Costs that are incremental, directly related and essential to the successful acquisition of new or existing insurance contracts, as well as costs allowed by assuming reinsurers related to premiums ceded, are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance do not exist in GAAP;

    c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is generally included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are generally consolidated;

    d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance recoverable asset;

    e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. This includes securities where management elects to, where it was not otherwise required to, report under fair

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       value (referred to as fair value option securities). The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income. Securities that are designated as held to maturity are valued at amortized cost;

    f. Direct written premium contracts that do not have sufficient risk transfer between the parties, as defined, are treated as deposit accounting liabilities;

    g. Retroactive insurance and reinsurance contracts recorded require the deferral and amortization of gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statements of Operations and Changes in Capital and Surplus immediately;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the financial statements. The provision for deferred income taxes can be reported in both income and comprehensive income;

    i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. the settlement remains the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

    j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

    k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in income. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

    l. The statement of cash flow differs in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

   Under NAIC SAP:

    a. All costs related to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are charged directly to surplus;

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/ (depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    g. Retroactive insurance and reinsurance contracts gains and losses are recognized in earnings and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings. The admissibility of deferred tax assets is limited;

    i. Structured settlement annuities where the claimant is the payee are treated as completed transactions (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

    j. NAIC SAP does not require consolidation of VIEs;

    k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

    l. Statutory statement of cash flows present changes in cash and short term investments and certain sources of cash are excluded from operational cash flows.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates, which include those used for loss and LAE reserves, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Cash and Cash Equivalents: Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both: (a) readily convertible to known amounts of cash; and
       (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. As required by the NAIC SAP, any negative cash balance is presented within the Statements of Admitted Assets.

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office). The Company's strategy is to maximize its investment return by investing a significant amount of cash-on-hand in short term investments. Short term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short term investments.

    . Bonds: Bonds (other than Loan Backed and Structured Securities i.e. "Bonds") with an NAIC designation of 1 and 2 are carried at amortized cost. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss. If approved bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can be carried at a value greater than zero.

       Initial NAIC designations are determined by comparing the amortized cost of the security to the appropriate range of values either predetermined by the NAIC or provided through the NAIC's third party modelers. Initial NAIC designations of 1 and 2 are carried at amortized cost. Initial NAIC designations of 3 thru 6 are carried at the lower of amortized cost or fair value. A final NAIC designation is determined by comparing the carrying value of the security to the same range of provided values. Modeled securities, agency securities, credit tenant loans, equipment trust certificates, corporate-like securities rated by the NAIC Capital Markets and Investment Analysis Office, interest only securities, and those securities with original NAIC designations of 1, 5*, 6, or 6* are excluded from the multi-step process.

       Loan-backed and structured securities are carried at amortized cost. As of December 31, 2012 and 2011, the fair value of the Company's loan-backed and structured securities approximated $4,753,790 and $3,936,226, respectively. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its loan-backed and structured securities. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2, which have characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All below investment grade, NAIC 3 to 6, preferred stocks are carried at the lower of amortized cost or fair value.

       Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

    . Other Invested Assets: Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Partnership and joint venture investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in partnerships and joint ventures that are determined to have an other-than-temporary impairment (OTTI) in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized capital loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

    . Mortgage Loans: Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired mortgage loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected.

    . Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

    . Net Investment Gains: Net investment gains consist of net investment income earned and realized capital gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Dividends received from subsidiaries are recorded as dividend income within net investment income on the date of declaration. Realized capital gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectability. The Company writes off investment

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any recorded amounts over 90 days past due are non-admitted assets of the Company. As of December 31, 2012 and 2011, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, partnerships, joint ventures, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

   Other Than Temporary Impairment:

   Management regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI and the amount of any loss recognition requires judgment and a continual review of the investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP No. 26, Bonds, Excluding Loan Backed and Structured Securities, SSAP No. 43, Revised, Loan-backed and Structured Securities, SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities), SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and Interpretation 06-07 Definition of phrase "Other Than Temporary".

   For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is determined to have OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses).

   In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

       . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

       . The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

       .  There are other factors precluding a full recovery of the investment.

   Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed. Factors include:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


       .  The Company may not realize a full recovery on their investment;

       .  Fundamental credit issues of the issuer exist;

       . An intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

       . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. OTTI factors to consider include:

       . An order of liquidation or other fundamental credit issues with the partnership exists;

       . Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

       . There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

       . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for 100 percent of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10 percent of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2012 and 2011, accrued premiums related to the Company's retrospectively rated return contracts amounted to $1,118,007 and $1,378,023, respectively, net of non-admitted premium balances of $38,071 and $58,213, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


For the years ended December 31,                                  2012      2011      2010
--------------------------------                                --------  --------  --------
Net written premiums subject to retrospectively rated premiums  $154,505  $350,717  $522,917
Percentage of total net written premiums                             3.0%      6.6%     10.1%

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10 percent of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the unearned premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation (refer to Note 2A within these financial statements).

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year or, five year terms) or an indefinite period. For defined reporting periods, premiums are earned over the term. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the Statements of Liabilities, Capital and Surplus. Gains or losses are recognized in the Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analyses do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP No. 62
   - Revised, Property and Casualty Reinsurance (SSAP 62R), the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if; i) the assuming company is licensed, accredited or qualified by NY DFS, or, ii) the collateral (i.e., funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to Other Income (expense) in the Statements of Operations and Changes in Capital and Surplus.

   High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2012 and 2011, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $4,156,910 and $3,698,960, respectively.

   The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for all paid loss recoverables where no collateral is held. As of December 31, 2012 and 2011, the net amount billed and recoverable on paid claims was $81,137 and $63,117, respectively, of which $23,559 and $25,005, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the NY DFS, the Company accounts for its participation in the business of the Association (see Note
   5) by: (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
   (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses are charged to income at the time associated premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The Company discounts its loss reserves on workers' compensation claims as follows:

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. Only case basis loss reserves are discounted. Tabular discount is not applied to IBNR reserves. As of December 31, 2012 and 2011, the Company's tabular discount amounted to $211,531 and $202,786, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0 percent interest rate as prescribed by NY SAP. Only case basis loss reserves are discounted. Non-tabular discount is not applied to IBNR reserves. As of December 31, 2012 and 2011, the Company's non-tabular discount amounted to $455,052 and $384,510, respectively, all of which were applied against the Company's case reserves. As of December 31, 2012 and 2011, the discounted reserves for losses (net of reinsurance) were $1,674,185 and $1,704,799, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by the stated par value per share. Capital in excess of par value represents the value received by the Company in excess of the stated par value per share and subsequent capital contributions in cash or in kind from its shareholder.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet NY DFS requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. For the years ended December 31, 2012 and 2011, depreciation and amortization expense amounted to $9,136 and $14,394, and accumulated depreciation as of December 31, 2012 and 2011 amounted to $163,036 and $153,908, respectively.

   Reclassifications: Certain balances contained in the 2011 and 2010 financial statements have been reclassified to conform to the current year's presentation.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGE IN ACCOUNTING PRINCIPLES

   In 2012, the Company adopted changes in accounting principle impacting the following areas:

   Income Taxes:

   Effective January 1, 2012, the Company adopted SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (SSAP 101). SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes. The adoption of SSAP 101 did not impact the Company's surplus. Refer to Note 8 for additional information.

   Premium Deficiency Calculation:

   For short-duration insurance contracts, starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it includes in the recoverability analysis the fact that there is a timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retrospective application to all periods presented. Because the Company historically has not recorded any premium deficiency on its short-duration insurance contracts even without the inclusion of anticipated investment income, there were no changes to the historical financial statements for the change in accounting principle.

   In 2011, the Company adopted a change in accounting principle affecting the following area:

   Guaranty Fund and Other Assessments:

   The Company adopted SSAP 35 - Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions are met:

       1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;
       2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and
       3. The amount of the assessment can be reasonably estimated.

   For premium based assessments, the amount to be accrued is based on current year premiums written and not estimated future premiums written.

   Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset (refer to Note 12). The adoption of SSAP 35R did not impact the Company's surplus.

B. OTHER ADJUSTMENTS TO SURPLUS

   The Company has dedicated significant effort to the resolution of deficiencies in internal controls. As a result of these remediation efforts, management concluded that subsequently identified adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2011, 2010 and 2009 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3, Accounting Changes and Correction of Errors, have been reported as an adjustment to Unassigned Surplus as of January 1, 2012, 2011 and 2010. The impact of these adjustments on policyholder surplus as of January 1, 2012, 2011 and 2010 is as follows:

   2012 ADJUSTMENTS:

                                                                                 TOTAL
                                                                POLICYHOLDERS   ADMITTED      TOTAL
                                                                   SURPLUS       ASSETS    LIABILITIES
                                                                ------------- -----------  -----------
BALANCE AT DECEMBER 31, 2011                                     $5,667,303   $23,901,312  $18,234,009
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $5,068 of deemed capital
     contribution)                                                    4,232         4,232           --
   Liability corrections                                            (26,436)           --       26,436
   Income tax corrections                                            (7,074)       (7,074)          --
                                                                 ----------   -----------  -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS           (29,278)       (2,842)      26,436
                                                                 ----------   -----------  -----------
BALANCE AT JANUARY 1, 2012, AS ADJUSTED                          $5,638,025   $23,898,470  $18,260,445
                                                                 ==========   ===========  ===========

   The composition for each of the net correcting adjustments to opening January 1, 2012 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) deemed dividend resulting from the forgiveness of a loan to an affiliate; (b) miscellaneous reconciling items relating to other assets and deposit programs; partially offset by
   (c) overstated allowance adjustment; (d) accrued recoverables related to self insured retention programs.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) IBNR statutory to GAAP differences;
   (b) unearned premium and outstanding loss reserves resulting from reserve validations; partially offset by (c) taxes, licenses and fees reserve for residual market plans and, (d) deposit program liabilities.

   Income tax corrections - The decrease in taxes is primarily the result of corrections for: (a) current and deferred tax assets and liabilities; and,
   (b) the tax effect of the corresponding change in asset and liability corrections.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2011 ADJUSTMENTS:

                                                                POLICYHOLDERS TOTAL ADMITTED    TOTAL
                                                                   SURPLUS        ASSETS     LIABILITIES
                                                                ------------- -------------- -----------
BALANCE AT DECEMBER 31, 2010                                     $6,673,099    $26,416,595   $19,743,496
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $897 of deemed capital
     contribution)                                                   47,679         47,679            --
   Liability corrections                                            (23,911)            --        23,911
   Income tax corrections                                             2,280          2,280            --
                                                                 ----------    -----------   -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            26,048         49,959        23,911
                                                                 ----------    -----------   -----------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                          $6,699,147    $26,466,554   $19,767,407
                                                                 ==========    ===========   ===========

   The composition for each of the net correcting adjustments to opening January 1, 2011 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations; (b) intangible asset; and, (c) miscellaneous reserves; partially offset by: (d) a miscellaneous non-admitted asset;
   (e) non-admitted assets related to retrospective premium and high deductible recoverables; and, (f) other miscellaneous adjustments.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and,
   (b) paid losses and loss reserves; partially offset by: (c) reserve adjustments; and, (d) other miscellaneous adjustments.

   Income tax corrections - The increase in taxes is primarily the result of corrections for: (a) the current tax assets and tax liabilities; and,
   (b) the tax effect of the corresponding change in asset and liability corrections.

   2010 ADJUSTMENTS:

                                                                POLICYHOLDERS TOTAL ADMITTED    TOTAL
                                                                   SURPLUS        ASSETS     LIABILITIES
                                                                ------------- -------------- -----------
BALANCE AT DECEMBER 31, 2009                                     $5,872,354    $25,002,928   $19,130,574
Adjustments to beginning Capital and Surplus
   Asset corrections                                                  2,147          2,147            --
   Liability corrections                                            (23,800)            --        23,800
   Income tax corrections                                            (6,702)        (6,702)           --
                                                                 ----------    -----------   -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS           (28,355)        (4,555)       23,800
                                                                 ----------    -----------   -----------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                          $5,843,999    $24,998,373   $19,154,374
                                                                 ==========    ===========   ===========

   The composition for each of the net correcting adjustments to opening January 1, 2010 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations; partially offset by, (b) a decrease in miscellaneous accounts receivable; and, (c)

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   other miscellaneous adjustments.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) an increase in loss reserves related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) deposit liability balances; and, (d) other small miscellaneous adjustments.

   Income tax corrections - The decrease in taxes is primarily the result of corrections for: (a) deferred tax substantiation; and, (b) the tax effect of the corresponding change in asset and liability corrections.

NOTE 3 - INVESTMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and fair values of the Company's financial instruments as of December 31, 2012 and 2011.

                                                                2012                    2011
                                                       ----------------------- -----------------------
                                                        CARRYING                CARRYING
                                                         VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                       ----------- ----------- ----------- -----------
Assets:
   Bonds                                               $17,011,221 $18,325,355 $17,761,724 $18,504,022
   Common stocks                                            83,185      86,075      84,263      84,263
   Mortgage loans                                           60,167      89,901          --          --
   Derivatives asset                                         2,188       2,188       1,690       1,690
   Other invested assets                                 1,483,452   1,483,452   1,440,576   1,440,576
   Cash, cash equivalents and short-term investments     1,134,314   1,134,314     446,531     446,531
   Receivable for securities and other                         513         513         491         491
   Equities and deposits in pools & associations           255,640     255,640     266,934     266,934
Liabilities:
   Collateral deposit liability                        $   376,977 $   376,977 $   299,956 $   299,956
   Payable for securities                                      489         489      64,083      64,083

The methods and assumptions used in estimating the fair values of financial instruments are as follows:

    . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office.

    . The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    . Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    . The carrying value of all other financial instruments approximates fair value.

The reconciliation from carrying values to fair values of the Company's bond investments as of December 31, 2012 and 2011 are outlined in the table below:

                                                                     GROSS      GROSS
                                                        CARRYING   UNREALIZED UNREALIZED
                                                         VALUE*      GAINS      LOSSES   FAIR VALUE
                                                       ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2012:
   U.S. governments                                    $   543,363 $   38,425  $     97  $   581,691
   All other governments                                   724,664     43,067       254      767,477
   States, territories and possessions                   1,578,734    142,999        --    1,721,733
   Political subdivisions of states, territories and
     possessions                                         2,037,287    169,859        --    2,207,146
   Special revenue and special assessment
     obligations and all non-guaranteed obligations
     of agencies and authorities and their political
     subdivisions                                        4,811,431    382,236     3,057    5,190,610
   Industrial and miscellaneous                          7,315,742    554,748    13,792    7,856,698
                                                       ----------- ----------  --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2012                $17,011,221 $1,331,334  $ 17,200  $18,325,355
                                                       =========== ==========  ========  ===========

                                                                     GROSS      GROSS
                                                        CARRYING   UNREALIZED UNREALIZED
                                                         VALUE*      GAINS      LOSSES   FAIR VALUE
                                                       ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2011:
   U.S. governments                                    $ 1,202,854 $   51,880  $     30  $ 1,254,704
   All other governments                                   866,122     34,145     3,898      896,369
   States, territories and possessions                   1,773,975    155,847        --    1,929,822
   Political subdivisions of states, territories and
     possessions                                         2,172,432    156,627       352    2,328,707
   Special revenue and special assessment
     obligations and all non-guaranteed obligations
     of agencies and authorities and their political
     subdivisions                                        5,430,054    343,906    10,153    5,763,807
   Public utilities                                             --         --        --           --
   Industrial and miscellaneous                          6,316,287    169,838   155,512    6,330,613
                                                       ----------- ----------  --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2011                $17,761,724 $  912,243  $169,945  $18,504,022
                                                       =========== ==========  ========  ===========

--------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2012 and 2011, the carrying value of those bonds amounted to $635,529 and $318,273, respectively.

At December 31, 2012 and 2011 the Company held hybrid securities with fair values of 56,298 and $53,235, respectively, and carrying values of $52,546 and $52,281, respectively. The securities are included in the Industrial and Miscellaneous category.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The carrying values and fair values of bonds at December 31, 2012, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 CARRYING
                                                  VALUE*    FAIR VALUE
                                                ----------- -----------
        Due in one year or less                 $   406,314 $   411,736
        Due after one year through five years     3,531,530   3,709,656
        Due after five years through ten years    4,235,975   4,621,970
        Due after ten years                       4,466,212   4,828,203
        Structured securities                     4,371,190   4,753,790
                                                ----------- -----------
           TOTAL BONDS                          $17,011,221 $18,325,355
                                                =========== ===========

Proceeds from sales and associated gross realized capital gains and gross realized capital losses for each of the three years ended December 31, 2012 were as follows:

FOR THE YEARS ENDED DECEMBER 31          2012                  2011                  2010
-------------------------------  --------------------- --------------------- ---------------------
                                              EQUITY                EQUITY                EQUITY
                                   BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
                                 ---------- ---------- ---------- ---------- ---------- ----------
    Proceeds from sale           $3,047,963   $2,830   $3,979,210  $104,040  $4,652,824 $1,078,800
    Gross realized gains            133,853       21      168,725    14,425      99,350    536,459
    Gross realized losses             6,685       86        9,904       363      28,656     15,017

The reconciliation from cost or amortized cost to fair value and carrying value of the Company's common stocks as of December 31, 2012 and 2011 are set forth in the table below:

                                       DECEMBER 31, 2012
                 -------------------------------------------------------------
                  COST OR    GROSS      GROSS
                 AMORTIZED UNREALIZED UNREALIZED  FAIR   NON-ADMITTED CARRYING
                   COST      GAINS      LOSSES    VALUE     ASSET      VALUE
                 --------- ---------- ---------- ------- ------------ --------
 Common stocks:
 Affiliated       $40,792   $21,741     $5,452   $57,081    $2,890    $54,191
 Non-affiliated    20,513     8,751        270    28,994        --     28,994
                  -------   -------     ------   -------    ------    -------
    TOTAL         $61,305   $30,492     $5,722   $86,075    $2,890    $83,185
                  =======   =======     ======   =======    ======    =======

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                       DECEMBER 31, 2011
                 -------------------------------------------------------------
                  COST OR    GROSS      GROSS
                 AMORTIZED UNREALIZED UNREALIZED  FAIR   NON-ADMITTED CARRYING
                   COST      GAINS      LOSSES    VALUE     ASSET      VALUE
                 --------- ---------- ---------- ------- ------------ --------
 Common stocks:
 Affiliated       $40,792   $21,832     $5,602   $57,022     $--      $57,022
 Non-affiliated    22,561     6,312      1,632    27,241      --       27,241
                  -------   -------     ------   -------     ---      -------
 TOTAL            $63,353   $28,144     $7,234   $84,263     $--      $84,263
                  =======   =======     ======   =======     ===      =======

The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2012 and 2011 is set forth in the table below:

                                                               LESS THAN 12 MONTHS 12 MONTHS OR LONGER        TOTAL
                                                               ------------------- ------------------- -------------------
                                                                FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR   UNREALIZED
DESCRIPTION OF SECURITIES                                       VALUE     LOSSES    VALUE     LOSSES    VALUE     LOSSES
-------------------------                                      -------- ---------- -------- ---------- -------- ----------
As of December 31, 2012:
U.S. governments                                               $ 12,507   $   97   $     --  $    --   $ 12,507  $    97
All other governments                                            24,027      223     16,325       31     40,352      254
States, territories and possessions                                  --       --         --       --         --       --
Political subdivisions of states, territories and possessions        --       --         --       --         --       --
Special revenue                                                  28,756       32     24,748    3,025     53,504    3,057
Industrial and miscellaneous                                    418,427    7,600    273,226    6,192    691,653   13,792
                                                               --------   ------   --------  -------   --------  -------
TOTAL BONDS                                                     483,717    7,952    314,299    9,248    798,016   17,200
                                                               --------   ------   --------  -------   --------  -------
Affiliated                                                          330       79     20,814    5,373     21,144    5,452
Non-affiliated                                                        3      270         --       --          3      270
                                                               --------   ------   --------  -------   --------  -------
Total common stocks                                                 333      349     20,814    5,373     21,147    5,722
                                                               --------   ------   --------  -------   --------  -------
TOTAL STOCKS                                                        333      349     20,814    5,373     21,147    5,722
                                                               --------   ------   --------  -------   --------  -------
TOTAL BONDS AND STOCKS                                         $484,050   $8,301   $335,113  $14,621   $819,163  $22,922
                                                               ========   ======   ========  =======   ========  =======

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                               --------------------- ------------------- ---------------------
                                                                 FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                        VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                                      ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2011:
U.S. governments                                               $  101,528  $     30  $     --  $    --   $  101,528  $     30
All other governments                                             125,873     2,625    16,280    1,273      142,153     3,898
States, territories and possessions                                    --        --        --       --           --        --
Political subdivisions of states, territories and possessions      25,592       352        --       --       25,592       352
Special revenue                                                   295,154       427    53,323    9,726      348,477    10,153
Industrial and miscellaneous                                    2,107,765   120,975   274,131   34,537    2,381,896   155,512
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL BONDS                                                     2,655,912   124,409   343,734   45,536    2,999,646   169,945
                                                               ----------  --------  --------  -------   ----------  --------
Affiliated                                                             --        --    20,584    5,602       20,584     5,602
Non-affiliated                                                      4,075     1,328        --      304        4,075     1,632
                                                               ----------  --------  --------  -------   ----------  --------
Total common stocks                                                 4,075     1,328    20,584    5,906       24,659     7,234
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL STOCKS                                                        4,075     1,328    20,584    5,906       24,659     7,234
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL BONDS AND STOCKS                                         $2,659,987  $125,737  $364,318  $51,442   $3,024,305  $177,179
                                                               ==========  ========  ========  =======   ==========  ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $30,273, $61,446 and $49,894 in 2012, 2011 and 2010, respectively and reported write-downs on its common stock investments due to OTTI in fair value of $896, $0 and $33,261 during 2012, 2011 and 2010, respectively.

Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gain ( Losses) as a realized capital loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

         FOR THE YEARS ENDED DECEMBER 31,        2012   2011    2010
         --------------------------------       ------ ------- -------
         Steel Partners Holdings L.P.           $4,569 $    -- $    --
         General Atlantic Mauritius Limited      2,276      --      --
         Hunter Global Investors LP              1,578      --      --
         General Atlantic Partners 82, L.P.         --   4,427      --
         General Atlantic Partners 80, L.P.         --   4,306      --
         TH Lee Putnam Ventures, L.P.               --   4,079      --
         Sprout IX LP                               --   1,988      --
         Advanced Technology Ventures VI, L.P.      --   1,894      --
         General Atlantic Partners 74, L.P.         --      --  14,793
         NEF Kamchia Co-Investment Fund, L.P.       --      --  12,803
         General Atlantic Partners 70, L.P.         --      --  11,535
         Prides Capital Fund I LP                   --      --  10,778
         RH Fund 1, L.P.                            --      --   6,940
         General Atlantic Partners 77, L.P.         --      --   6,326
         Items less than $1.0 million               --     750      --
                                                ------ ------- -------
         TOTAL                                  $8,423 $17,444 $63,175
                                                ====== ======= =======

Securities carried at book adjusted values of $1,366,538 and $1,316,565 were deposited with regulatory authorities as required by law as of December 31, 2012 and 2011, respectively.

During 2012, 2011 and 2010, investment expenses of $29,000, $27,606 and $17,034, respectively and interest expense of $27, $4 and $348, respectively were included in Net Investment Income Earned.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

    . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP No. 100, Fair Value Measurements (SSAP 100) as of
December 31, 2012 and 2011:

                                        DECEMBER 31, 2012
                                 --------------------------------
                                 Level 1 Level 2 Level 3  Total
                                 ------- ------- ------- --------
               Bonds             $    -- $75,286 $55,092 $130,378
               Common stocks      28,994      --      --   28,994
               Derivatives            --   1,038      --    1,038
                                 ------- ------- ------- --------
               Total             $28,994 $76,324 $55,092 $160,410
                                 ======= ======= ======= ========

                                        DECEMBER 31, 2011
                                 --------------------------------
                                 Level 1 Level 2 Level 3  Total
                                 ------- ------- ------- --------
               Bonds             $    -- $80,765 $81,990 $162,755
               Common stocks      27,241      --      --   27,241
               Derivative asset       --   1,690      --    1,690
                                 ------- ------- ------- --------
               Total             $27,241 $82,455 $81,990 $191,686
                                 ======= ======= ======= ========

The following table presents changes during 2012 and 2011 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2012 and 2011 related to the Level 3 financial instruments that remained in the Statements of Admitted Assets at December 31, 2012 and 2011.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                 Unrealized Gains
         Balance                          Total Realized Gains       (Losses)        Purchases, Sales,     Balance at
       Beginning of Transfers Transfers (Losses) included in Net   Included in    Issuances, Settlements, December 31,
           Year        In        Out       Investment Income         Surplus                Net               2012
       ------------ --------- --------- ------------------------ ---------------- ----------------------- ------------
Bonds    $81,990     $7,242   $(44,383)            $9                $12,491              $(2,257)          $55,092
         -------     ------   --------             --                -------              -------           -------
Total    $81,990     $7,242   $(44,383)            $9                $12,491              $(2,257)          $55,092
         =======     ======   ========             ==                =======              =======           =======

                                                                 Unrealized Gains
         Balance                          Total Realized Gains       (Losses)        Purchases, Sales,     Balance at
       Beginning of Transfers Transfers (Losses) included in Net   Included in    Issuances, Settlements, December 31,
           Year        In        Out       Investment Income         Surplus                Net               2011
       ------------ --------- --------- ------------------------ ---------------- ----------------------- ------------
Bonds     $2,904     $72,866   $(3,014)          $3,686              $(5,172)             $10,720           $81,990
          ------     -------   -------           ------              -------              -------           -------
Total     $2,904     $72,866   $(3,014)          $3,686              $(5,172)             $10,720           $81,990
          ======     =======   =======           ======              =======              =======           =======

Mortgage loans:

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. The maximum and minimum lending rates of interest received for new and commercial loans were 4.63 percent during 2012. None of the Company's mortgage loans had interest rates that had been reduced during 2012. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 66 percent as of December 31, 2012. There were no mortgage loan investments with interest more than 180 days past due as of December 31, 2012. No amounts for taxes or assessments have been advanced.

Impaired mortgage loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans, including loans that are delinquent more than 90 days, is generally recognized on a cash basis. There are no impaired mortgage investments at December 31, 2012 for which there is a related allowance for credit losses in accordance with SSAP No. 37, Mortgage Loans, or SSAP No. 83, Mezzanine Real Estate Loans.

For commercial mortgage loans in particular, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. For other loans, the impairment may be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the loan's observable market price, where available. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions.

Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to their initial transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The following tables present information about other invested assets carried at fair value on a non-recurring basis and indicate the level of the fair value measurement per SSAP 100 as of December 31, 2012 and 2011.

                             DECEMBER 31, 2012
                       ------------------------------
                       Level 1 Level 2 Level 3 Total
Other invested assets    $--     $--   $4,697  $4,697
                         ---     ---   ------  ------
Total                    $--     $--   $4,697  $4,697
                         ===     ===   ======  ======

                              DECEMBER 31, 2011
                       -------------------------------
                       Level 1 Level 2 Level 3  Total
Other invested assets    $--     $--   $11,871 $11,871
                         ---     ---   ------- -------
Total                    $--     $--   $11,871 $11,871
                         ===     ===   ======= =======

Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to retain such securities.

At December 31, 2012, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


BOOK/ADJUSTED CARRYING VALUE   PRESENT VALUE OF
AMORTIZED COST BEFORE CURRENT   PROJECTED CASH                  AMORTIZED COST AFTER
        PERIOD OTTI                 FLOWS       RECOGNIZED OTTI         OTTI         FAIR VALUE
-----------------------------  ---------------- --------------- -------------------- ----------
         $2,253,688               $2,180,048        $73,640          $2,180,048      $2,068,731
                                  ==========        =======          ==========      ==========

At December 31, 2012 and 2011, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized capital loss. Such unrealized losses include securities with a recognized OTTI for credit related losses that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized capital loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, as of December 31, 2012 and 2011 were as follows:

                                           DECEMBER 31, 2012
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities   $316,332    $6,408    $223,640    $5,214    $539,972   $11,622
                                        --------    ------    --------    ------    --------   -------
Total temporarily impaired securities   $316,332    $6,408    $223,640    $5,214    $539,972   $11,622
                                        ========    ======    ========    ======    ========   =======

                                           DECEMBER 31, 2011
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities  $1,805,059  $100,010   $270,280   $33,244   $2,075,339  $133,254
                                       ----------  --------   --------   -------   ----------  --------
Total temporarily impaired securities  $1,805,059  $100,010   $270,280   $33,244   $2,075,339  $133,254
                                       ==========  ========   ========   =======   ==========  ========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities until recovery of amortized cost.

In 2012, the Company acquired interests in certain collateralized debt obligations (CDOs) from Maiden Lane III LLC (ML III CDOs) in the Federal Reserve Bank of New York's public auctions of securities held in ML III. These CDOs were acquired, in cash, for an aggregate purchase price of $277,000. In the fourth quarter of 2012, the Company sold a portion of its interests in these CDOs to a non-insurance company affiliate (AIG SPV), for an aggregate sales price, in cash, of $159,000 and realized a gain of approximately $7,000. Certain other AIG Life and Retirement and Property-Casualty affiliates also sold interests in ML III CDOs to AIG SPV.

The Company subsequently purchased, in cash, from a non-affiliate (L Street II, LLC), NAIC 1-rated loan-backed and structured security (LBaSS) senior notes with a fair value of $190,000. The repayment of these senior notes is secured

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

by the ML III CDOs which L Street II, LLC purchased from AIG SPV.

During 2010, the Company and certain of its affiliated insurance companies purchased thirteen series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis is collateralized by a single asset backed security (or in one series, four asset backed securities), primarily consisting of collateralized loan obligations. Of the thirteen series of Class A Notes issued by Metropolis, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2012 and 2011 was EUR 925,204 and EUR 1,080,300, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the cross-currency swaps held by the Company and its affiliates as of and for the years ended December 31, 2012 and 2011:

                               AS OF DECEMBER 31, 2012  YEAR ENDED DECEMBER 31, 2012
                             ------------------------- ------------------------------
                                                             YTD         UNREALIZED
                               OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
COMPANY                      NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-------                      ---------------   ------  --------------- --------------
National Union                (Euro)381,208    $2,323      $  (580)        $2,323
American Home                       164,847     2,188         (179)         2,188
C&I                                 107,151     1,406         (126)         1,406
Lexington Insurance Company         271,998     3,689         (326)         3,689
                              -------------    ------      -------         ------
   Total                      (Euro)925,204    $9,606      $(1,211)        $9,606
                              =============    ======      =======         ======

                               AS OF DECEMBER 31, 2011 YEAR ENDED DECEMBER 31, 2011
                             ------------------------- -----------------------------
                                                            YTD         UNREALIZED
                               OUTSTANDING     FAIR       REALIZED    CAPITAL GAINS/
COMPANY                      NOTIONAL AMOUNT   VALUE   GAINS/(LOSSES)    (LOSSES)
-------                      ---------------   ------  -------------- --------------
National Union               (Euro)  434,192   $2,509     $ (7,961)       $2,509
American Home                        195,790    1,690       (4,985)        1,690
C&I                                  127,264    1,148       (2,789)        1,148
Lexington Insurance Company          323,054    2,838       (7,080)        2,838
                              ---------------  ------     --------        ------
   Total                     (Euro)1,080,300   $8,185     $(22,815)       $8,185
                              ===============  ======     ========        ======

Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company is not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties. At the termination of these transactions, the Company and its counterparties are obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91 - Revised, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of cash collateral received as of December 31, 2012 and 2011, inclusive of accrued interest, is $1,238,770 and $953,661, respectively. The Company had loaned securities with a fair value of $1,192,342 and $919,879 as of December 31, 2012 and 2011,

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

respectively.

NOTE 4 - RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

A reconciliation of the Company's net reserves for losses and LAE as of December 31, 2012, 2011 and 2010 is set forth in the table below:

                                                     2012         2011         2010
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR   $12,466,514  $14,383,093  $13,482,501
Incurred losses and LAE related to:
   Current accident year                           4,006,581    4,293,428    4,074,495
   Prior accident year                               252,121      250,641    1,904,603
                                                 -----------  -----------  -----------
   TOTAL INCURRED LOSSES AND LAE                   4,258,702    4,544,069    5,979,098
                                                 -----------  -----------  -----------
Paid losses and LAE related to:
   Current accident year                          (1,218,287)  (1,368,553)  (1,206,965)
   Prior accident year                            (3,206,440)  (5,092,095)  (3,871,541)
                                                 -----------  -----------  -----------
   TOTAL PAID LOSSES AND LAE                      (4,424,727)  (6,460,648)  (5,078,506)
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,  $12,300,489  $12,466,514  $14,383,093
                                                 ===========  ===========  ===========

During 2012, the Company ceded $65,962 of certain classes of its Environmental reserves to Eaglestone Reinsurance Company (Eaglestone). For 2012, the Company reported adverse loss and LAE reserve development of $252,121. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims from the Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $33,549 of adverse development. Catastrophe losses of $191,157 are also included in the Company's 2012 incurred losses and LAE.

During 2011, the Company ceded $1,876,693 of its net asbestos and Excess Workers Compensation reserves to Eaglestone Reinsurance Company (Eaglestone). For 2011, the Company reported adverse loss and LAE reserve development of $250,641, including accretion of loss reserve discount, of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $168,280 were also included in the Company's incurred losses and LAE. As discussed in Note 5, the restructure of the foreign branch operations resulted in a decrease of $27,229 and $44,666 of the reserves during 2012 and 2011, respectively.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's current best estimate of the ultimate value of the underlying claims. Additionally,

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

The Company has periodically utilized catastrophe bonds to provide reinsurance for U.S. hurricanes and earthquakes. There were no catastrophe bond transactions during 2012. In 2011 and 2010, $575,000 and $875,000 in catastrophe bonds were obtained.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $173,365, $176,259 and $169,676, respectively.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,545,399, $5,970,806 and $4,364,556, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company's asbestos and environmental related loss and LAE reserves (including case and IBNR reserves) for the year ended December 31, 2012, 2011 and 2010, gross and net of reinsurance credits, are as follows:

                                                    ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                                          ----------------------------------  ----------------------------
                                             2012        2011        2010       2012      2011      2010
                                          ----------  ----------  ----------  --------  --------  --------
Direct:
Loss and LAE reserves, beginning of year  $1,350,806  $1,536,426  $  890,649  $ 55,848  $ 67,916  $ 88,550
   Incurred losses and LAE                   (20,822)    (56,328)    818,692    42,532     8,700     5,138
   Calendar year paid losses and LAE        (100,088)   (129,292)   (172,915)  (13,533)  (20,768)  (25,772)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $1,229,896  $1,350,806  $1,536,426  $ 84,847  $ 55,848  $ 67,916
                                          ==========  ==========  ==========  ========  ========  ========
Assumed:
Loss and LAE reserves, beginning of year  $  161,724  $  154,386  $   85,957  $  5,628  $  5,476  $  5,744
   Incurred losses and LAE                    19,159      26,780      87,026     1,379     1,379     1,066
   Calendar year paid losses and LAE         (22,096)    (19,442)    (18,597)      (66)   (1,227)   (1,334)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $  158,787  $  161,724  $  154,386  $  6,941  $  5,628  $  5,476
                                          ==========  ==========  ==========  ========  ========  ========
Net of reinsurance:
Loss and LAE reserves, beginning of year  $       --  $  733,373  $  393,257  $ 38,587  $ 41,696  $ 48,761
   Incurred losses and LAE                        --      46,614     422,050    22,205     8,388     6,963
   Calendar year paid losses and LAE              --    (779,987)    (81,934)   (9,219)  (11,497)  (14,028)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $       --  $       --  $  733,373  $ 51,573  $ 38,587  $ 41,696
                                          ==========  ==========  ==========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                                ---------------------------- ----------------------
                                  2012     2011      2010     2012    2011   2010
                                -------- -------- ---------- ------- ------ -------
Direct basis                    $718,611 $860,891 $1,127,844 $13,897 $8,937 $17,850
Assumed reinsurance basis         83,016  101,277    118,402     203    410     394
Net of ceded reinsurance basis        --       --    552,119   6,579  4,491   8,548

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES        ENVIRONMENTAL LOSSES
                                --------------------------- ----------------------
                                  2012     2011     2010     2012    2011   2010
                                -------- -------- --------- ------- ------ -------
Direct basis                    $ 81,879 $ 98,454 $ 125,316 $ 5,956 $3,830 $ 7,650
Assumed reinsurance basis          7,822    9,322     7,659      62     91      87
Net of ceded reinsurance basis        --       --    55,849   2,795  3,588   3,582

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2012 are adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Environmental Liability Loss Portfolio Transfer

The Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as Surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account. The Company's portion of the funds held balance including accrued interest was $71,198 at December 31, 2012.

The share of the reserves assumed by Eaglestone from each of the AIG Environmental Reinsureds as of the effective date of the agreement is presented below:

                                                  UNEARNED  ACCRUED      TOTAL
                                                  PREMIUM  INTEREST  ENVIRONMENTAL
COMPANY                             LOSS RESERVES RESERVES LIABILITY  LIABILITIES
-------                             ------------- -------- --------- -------------
Admitted Pool Companies:
   National Union                     $ 69,627    $  8,532 $  1,600   $   79,759
   American Home                        65,962       8,083    1,517       75,562
   C&I                                  20,155       2,470      463       23,088
   CPCC                                  9,161       1,123      211       10,495
   New Hampshire                         9,161       1,123      211       10,495
   ISOP                                  9,161       1,123      211       10,495
                                      --------    -------- --------   ----------
TOTAL ADMITTED POOL COMPANIES         $183,227    $ 22,454 $  4,213   $  209,894
                                      ========    ======== ========   ==========
SURPLUS LINES POOL COMPANIES:
   Lexington                          $601,790    $465,276 $ 86,714   $1,153,780
   Chartis Specialty                    66,865      51,697    9,635      128,197
                                      --------    -------- --------   ----------
TOTAL SURPLUS LINES POOL COMPANIES    $668,655    $516,973 $ 96,349   $1,281,977
                                      ========    ======== ========   ==========
GRAND TOTAL                           $851,882    $539,427 $100,562   $1,491,871
                                      ========    ======== ========   ==========

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continue to be reflected in the AIG Environmental Reinsureds' financials, and the parties do not intend to

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

Asbestos Loss Portfolio Transfer

On March 31, 2011, the Company and certain other AIG affiliated insurers (collectively, the AIG Asbestos Reinsureds) entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the AIG Asbestos Reinsureds transferred all of their net (net of discount and net of external reinsurance) U.S. asbestos liabilities to Eaglestone. The AIG Asbestos Reinsureds made a payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of AIG Asbestos Reinsureds is presented below.

Eaglestone and the AIG Asbestos Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the AIG Asbestos Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the AIG Asbestos Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company
(NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the AIG Asbestos Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the AIG Asbestos reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of AIG affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the AIG Asbestos Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the NY DFS, the Company's provision for reinsurance recoverable both paid and unpaid has been reduced by $88,190 and $82,034 as of December 31, 2012 and 2011, respectively, to reflect the transfer to an authorized reinsurer of the collection risk on certain of the AIG companies' asbestos related third party reinsurance recoverables. This credit is reflected in the "Other allowed offset items" column of Schedule F included within the Company's 2012 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Admitted Pool members entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of 4.25 percent per annum on the funds withheld

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

balance. The Company's portion of the funds held balance including accrued interest was $1,113,372 and $1,071,268 at December 31, 2012 and 2011.

The share of the net reserves assumed by Eaglestone from each of the AIG Excess Workers' Compensation Reinsureds as of the effective date of the agreement is presented below.

                                        ASBESTOS LOSS EXCESS WORKERS'
COMPANY                                   TRANSFER     COMPENSATION     TOTAL
-------                                 ------------- --------------- ----------
ADMITTED POOL COMPANIES:
   National Union                        $  827,363     $  927,266    $1,754,629
   American Home                            783,818      1,092,875     1,876,693
   C&I                                      239,500        333,934       573,434
   CPCC                                     108,863        122,009       230,872
   New Hampshire                            108,863        122,009       230,872
   ISOP                                     108,863        122,009       230,872
                                         ----------     ----------    ----------
TOTAL ADMITTED POOL COMPANIES             2,177,270      2,720,102     4,897,372
                                         ==========     ==========    ==========
SURPLUS LINES POOL COMPANIES
   Lexington                                261,997             --       261,997
   Chartis Select Insurance Company *        67,370             --        67,370
   Chartis Specialty                         37,428             --        37,428
   Landmark **                                7,486             --         7,486
                                         ----------     ----------    ----------
TOTAL SURPLUS LINES POOL COMPANIES          374,281             --       374,281
                                         ==========     ==========    ==========
CHARTIS INTERNATIONAL
   Chartis Overseas Ltd.                    212,400             --       212,400
   Other                                     26,400             --        26,400
                                         ----------     ----------    ----------
TOTAL CHARTIS INTERNATIONAL                 238,800             --       238,800
                                         ==========     ==========    ==========
GRAND TOTAL                              $2,790,351     $2,720,102    $5,510,453
                                         ==========     ==========    ==========

*  Merged into Lexington effective January 1, 2012.
** Merged into National Union effective January 1, 2012 and gross reserves were reinsured into Lexington.

In the Company's Annual Statements for 2012 and 2011 filed with the NY DFS, affiliated loss portfolio transfers for retroactive reinsurance agreements that qualify for prospective accounting treatment were disclosed as ceded losses as opposed to ceded premiums in the Statements of Operations, Changes in Capital and Surplus, and Statements of Cash Flow. There was no impact to the net income or cash flow from operations as a result of these transactions. There were no such transactions for 2010.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 5 - RELATED PARTY TRANSACTIONS

A. ADMITTED POOLING AGREEMENT

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of the Company) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   The Company's share of the pool is 36.0 percent. Accordingly, all insurance and reinsurance related account balances in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

   AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On an annual basis the Association files audited financial statements with the NY DFS that have been prepared in accordance with NY SAP.

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese risks as defined and business underwritten by the Company's Japan and Argentina branches which is not subject to the Admitted Pooling Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                         INITIAL       PARTICIPATION
                                             NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
                                               CODE      PERCENT        JAPAN RISK
MEMBER COMPANY                               -------- ------------- -------------------
Chartis Overseas Limited                         --       67.0%            85.0%
Admitted Pool member companies, as follows:
   New Hampshire                              23841       12.0%            10.0%
   National Union                             19445       11.0%             5.0%
   The Company                                19380       10.0%             0.0%

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:

      AS OF DECEMBER 31,                                2012       2011
      ------------------                             ---------  ---------
      Assumed reinsurance premiums receivable        $ 119,473  $ 119,334
      Funds held by ceding reinsurers                   44,804     41,702
      Reinsurance recoverable                           31,234     34,065
      Equity in underwriting pools and associations    255,640    266,934
                                                     ---------  ---------
      TOTAL ASSETS                                   $ 451,151  $ 462,035
                                                     ---------  ---------
      Loss and LAE reserves                          $ 380,640  $ 524,705
      Unearned premium reserves                        187,408    206,983
      Funds held                                        12,082     10,157
      Ceded balances payable                            49,285     48,337
      Assumed reinsurance payable                       53,831     53,519
                                                     ---------  ---------
      TOTAL LIABILITIES                              $ 683,246  $ 843,701
                                                     ---------  ---------
      Total surplus                                  $(232,095) $(381,666)
                                                     =========  =========

   As of December 31, 2012, the Association reported an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2012, Chartis Europe S.A. represented $1,666,307 and Chartis UK Holdings (n/k/a AIG Europe Holdings Limited represented $872,518, respectively of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012, the Company's interest in the Association's SCA entities was $302,999 and has been reported as a component of Equities in Underwriting Pools and Associations.

   As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC has restructured certain of the foreign branch operations of the Admitted Pool members. Refer to Note 5E for additional information.

C. GUARANTEE ARRANGEMENTS

   The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. Refer to Note 11C - Other Contingencies.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. INVESTMENTS IN AFFILIATES

   Investments in affiliates are included in common stocks. As of December 31, 2012 and 2011, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                  AFFILIATE ACTUAL  CARRYING VALUE    CHANGE IN
                                                  OWNERSHIP  COST   AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                              PERCENT   2012        2012            2012
---------------------                             --------- ------- --------------- --------------
Common stocks:
AIU Brasil Affiliate (a)                            100.0%  $   408     $    --        $  (476)
American International Realty Corporation            31.5%   14,198      35,938            (24)
Eastgreen, Inc.                                      13.8%   20,977      18,253             31
Pine Street Real Estate Holdings Corporation (b)     31.5%    5,209          --         (2,362)
                                                    -----   -------     -------        -------
   TOTAL COMMON STOCKS - AFFILIATES                         $40,792     $54,191        $(2,831)
                                                    =====   =======     =======        =======

(a)Carrying value, net of nonadmitted balance of $330.
(b)Carrying value, net of nonadmitted balance of $2,561.

                                                AFFILIATE ACTUAL  CARRYING VALUE    CHANGE IN
                                                OWNERSHIP  COST   AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                            PERCENT   2011        2011            2011
---------------------                           --------- ------- --------------- --------------
Common stocks:
AIG Mexico Industrial, L.L.C. (c)                   0.0%  $    --     $    --       $ (10,954)
AIU Brasil Affiliate                              100.0%      408         476          (1,771)
American International Realty Corporation          31.5%   14,198      35,962          (6,385)
Chartis Non Life Holding Company (Japan), Inc.      0.0%       --          --        (289,975)
Eastgreen, Inc.                                    13.8%   20,977      18,222           8,157
Pine Street Real Estate Holdings Corporation       31.5%    5,209       2,362             227
                                                  -----   -------     -------       ---------
   TOTAL COMMON STOCKS - AFFILIATES                       $40,792     $57,022       $(300,701)
                                                  =====   =======     =======       =========

(c)The Company's interest in AIG Mexico Industrial, L.L.C. was sold in July
   2011.

   On August 4, 2011, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,600. The Company realized a capital gain of $133,220 and incurred a tax expense of $46,627 on this transaction. The tax liability was relieved through a deemed capital contribution.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0 percent. As of December 31, 2012 and 2011, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10 percent were $609,564 and $566,665, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


E. RESTRUCTURING

   DOMESTIC OPERATIONS

   Effective January 1, 2012, Landmark was merged into National Union. In conjunction with this merger, National Union retroceded 100 percent of Landmark's gross reserves to Lexington. Additionally, effective January 1, 2012, Chartis Select Insurance Company (Chartis Select) was merged into Lexington. After the execution of these mergers, Landmark's 2 percent and Chartis Select's 18 percent participation in the AIG PC Surplus Lines Pool was added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage to 90 percent. Each merger was accounted for as a statutory merger pursuant to SSAP No. 68, Business Combinations and Goodwill. The Landmark merger contributed $1,041 of total assets and total liabilities to the Company's prior year 2011 balances on the Statements of Admitted Assets and Statements of Liabilities, Capital and Surplus.

   Effective January 1, 2012, Chartis Select, which was wholly-owned by National Union, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Chartis Specialty previously owned by CPCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to National Union. National Union now owns 100 percent of Lexington and Chartis Specialty. National Union recorded $2,044,307 as a capital contribution as a result of these transactions.

   Effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multiyear reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

   The Company recorded its share of each of the transactions disclosed above based upon its stated pool percentage.

   FOREIGN OPERATIONS

   As discussed in Note 1 the business of the Argentina branch is now reported within the Company's results and is not allocated to the remaining members of the Admitted Pool.

   Prior to December 1, 2012 the Company owned 19.723 percent of the record titles of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in these titles was owned by the Association. On December 1, 2012, both the record titles and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2012 BRANCH CONVERSIONS

   During 2012, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date            Branch Name                                        Transferee Entity

December 1, 2011          Cyprus Branch of American Home                     AIG Europe Limited, Cyprus Branch

December 1, 2011          Malta Branch of American Home                      AIG Europe Limited, Malta Branch

December 1, 2011          New Zealand Branch of American Home                Chartis Insurance New Zealand Limited

March 1, 2012             Aruban Branch of American Home                     Chartis Aruba Insurance Company N.V.

March 1, 2012             Greek Branch of National Union                     Chartis Insurance UK Limited, Greek Branch

June 1, 2012              Korean Branch of American Home                     Chartis Singapore Insurance Pte. Ltd

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

   2011 BRANCH CONVERSIONS

   During 2011, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date            Branch Name                                        Transferee Entity
                          Hong Kong Branch of National Union, American
December 1, 2010          Home and New Hampshire                             Chartis Insurance Hong Kong Limited
January 1, 2011           Singapore Branch of American Home                  Chartis Singapore Insurance Pte. Ltd
March 1, 2011             Australia Branch of American Home                  Chartis Australia Insurance Limited

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $764,168 and $436,464, respectively. These balances were previously reported as Equities in Pools and Associations.

   On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK Limited (n/k/a AIG Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of AIG Europe Limited. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to AIG UK Ireland Branch and repaneled. On that same date, AIG UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

   The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and the PA DOI to record the above referenced December 1, 2012 and 2011 restructuring activities, including the reinsurance transactions associated with the restructuring of Chartis Ireland operations, in the 2012 and 2011 statutory financial statements. The Jamaican and Panama branches of American Home and National Union, respectively, which were completed on December 1, 2012 will be reported in 2013 statutory financial statements. These transactions do not have a material impact on the Company's financial statements.

   Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of National Union, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, AIG PC owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, National Union sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of AIG Property Casualty International, LLC, for approximately $586,800. Additionally, on the same date, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately
   38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,600. AIG PC's total ownership of Fuji Japan has not changed as a result of these transactions. On July 27, 2011, the PA DOI approved a transaction whereby National Union provided a two year collateral loan of approximately $433,574 to Chartis Pacific Rim Holdings, LLC. The collateral loan has a coupon rate of 2.15 percent and the interest is scheduled to be paid in full at maturity on August 4, 2013.

F. OTHER RELATED PARTY TRANSACTIONS

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012 and 2011 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2012, 2011 and 2010 as well as all capital contributions and dividends.

                                                                                      2012
                                                             -------------------------------------------------------
                                                                 ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                     THE COMPANY                 THE COMPANY
                                                             --------------------------- ---------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------  --------------------------  ------------------- --------------- ----------- --------------- -----------
03/27/2012           Dividend            Chartis U.S., Inc.     $     --         --         $  1,589        Cash
03/27/2012           Dividend            Chartis U.S., Inc.           --         --           48,411     Securities
05/10/2012           Dividend            Chartis U.S., Inc.           --         --          315,000        Cash
06/27/2012           Dividend            Chartis U.S., Inc.           --         --           10,000        Cash
11/01/2012           Dividend            Chartis U.S., Inc.           --         --          129,000        Cash
 Various             Dividend            Chartis U.S., Inc.           --         --           18,716      In kind
10/23/2012      Sale of securities         LSTREET I, LLC        159,498        Cash         153,951     Securities
12/27/2012      Sale of securities              AIG              563,313        Cash         514,499     Securities
12/27/2012     Capital contribution      Chartis U.S., Inc.      300,000        Cash              --         --
 Various     Capital contribution (a)    Chartis U.S., Inc.        1,471       In kind            --         --
 Various     Capital contribution (b)    Chartis U.S., Inc.       52,613       In kind            --         --
 Various     Capital contribution (c)    Chartis U.S., Inc.          166       In kind            --         --

(a)Capital contributions pursuant to the tax sharing agreement
(b)Assumption of liabilities by parent
(c)Other

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                              2011
                                                                     -------------------------------------------------------
                                                                         ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                             THE COMPANY                  THE COMPANY
                                                                     ---------------------------  ---------------------------
DATE OF TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION  STATEMENT VALUE DESCRIPTION
-------------------  --------------------------  ------------------- --------------- -----------  --------------- -----------
     03/28/11         Purchase of securities          AIG Inc.          $587,841     Securities     $  587,841       Cash
                                                      Matched
                                                     Investment
                                                      Program
     08/18/11         Purchase of securities       Chartis Select        179,406     Securities        179,406       Cash
     08/18/11         Purchase of securities         Lexington           747,122     Securities        747,122       Cash
     08/18/11           Sale of securities         Chartis Select        210,304        Cash           200,294    Securities
     08/18/11           Sale of securities           Lexington           854,193        Cash           814,422    Securities
     03/01/11                Dividend            Chartis U.S., Inc.           --         --             11,448     In kind
     06/29/11                Dividend            Chartis U.S., Inc.           --         --            110,000       Cash
     11/01/11                Dividend            Chartis U.S., Inc.           --         --             16,010     In kind
     03/31/11          Return of capital (a)     Chartis U.S., Inc.           --         --          1,020,000       Cash
     09/19/11            Return of capital       Chartis U.S., Inc.           --         --            400,000       Cash
     06/30/11          Capital contributions     Chartis U.S., Inc.        5,623        Cash                --        --
     Various         Capital contributions (b)   Chartis U.S., Inc.       57,153      In kind               --        --
     Various           Capital contribution      Chartis U.S., Inc.        4,605      In kind               --        --

(a)Refer immediately below this table for Eaglestone Reinsurance Company capitalization
(b)Capital contributions in lieu of Tax Sharing Agreement

                                                                                              2010
                                                                     -------------------------------------------------------
                                                                         ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                             THE COMPANY                  THE COMPANY
                                                                     ---------------------------  ---------------------------
DATE OF TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION  STATEMENT VALUE DESCRIPTION
-------------------  --------------------------  ------------------- --------------- -----------  --------------- -----------
     02/12/10                Dividend            Chartis U.S., Inc.    $       --        --          $300,000        Cash
     04/08/10                Dividend            Chartis U.S., Inc.            --        --             1,343        Cash
     Various         Capital contribution (a)    Chartis U.S., Inc.         5,322     In kind              --         --
     03/31/10          Capital contribution      Chartis U.S., Inc.         4,829     In kind              --         --
     12/31/10        Capital contribution (b)    Chartis U.S., Inc.     1,937,124    Receivable            --         --
     06/24/10           Sale of securities         National Union         708,005       Cash          708,005     Securities

(a)Capital contributions in lieu of Tax Sharing agreement
(b)Capital contribution was received on February 25, 2011

   Capital Maintenance Agreements

   Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the Surplus Lines Pool and AIU Insurance Company (collectively, the Fleet) entered into a Capital Maintenance Agreement (CMA) with AIG and AIG Property Casualty Inc. (AIG CMA). The AIG CMA provided that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage (the SMP) of 350 percent of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by AIG Property Casualty Inc. on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator. AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of AIG Property Casualty Inc. and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

   Effective February 17, 2012, the Fleet entered into a CMA (AIG PC CMA) with AIG Property Casualty Inc., AIG

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Property Casualty U.S., Inc. and AIG Property Casualty International, LLC (the AIG PC entities). The AIG PC CMA provided that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG
   CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300 percent of such Company's Authorized Control Level RBC (the Individual Entity Minimum Percentage) (as determined by AIG PC pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the AIG PC Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

   Funding of Eaglestone Capitalization

   On March 31, 2011, National Union, the Company, and New Hampshire (Funding Participants), with the approval of the NY DFS and the PA DOI, returned $1,700,000 of capital to their immediate parent (AIG Property Casualty U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000, $1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to AIG Property Casualty U.S., Inc. The distribution was made to AIG Property Casualty U.S., Inc. on July 27, 2011. On that same date, AIG Property Casualty U.S., Inc. contributed $620,000 to National Union, $130,000 to New Hampshire, and $100,000 to CPCC.

   Management Services

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012, 2011 and 2010 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2012, 2011 and 2010:

        FOR THE YEARS ENDED DECEMBER 31,        2012     2011     2010
        --------------------------------      -------- -------- --------
        Chartis Global Claims Services, Inc.  $241,398 $250,065 $245,427
        AIG PC Global Services, Inc.            39,741  272,803       --
                                              -------- -------- --------
           TOTAL                              $281,139 $522,868 $245,427
                                              ======== ======== ========

   Effective January 1, 2011, AIG PC Global Services, Inc. (formerly known as Chartis Global Services, Inc.) is the shared services organization for AIG Property Casualty U.S., Inc. and AIG Property Casualty International, LLC.

   The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction included a reduction of $72,902 in allocated expenses from AIG following an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors).

   In 2012, the Company acquired interests in certain collateralized debt obligations (CDOs) from Maiden Lane III

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   LLC (ML III CDOs) in the Federal Reserve Bank of New York's public auctions of securities held in ML III. These CDOs were acquired, in cash, for an aggregate purchase price of $277,000. In the fourth quarter of 2012, the Company sold a portion of its interests in these CDOs to a non-insurance company affiliate (AIG SPV), for an aggregate sales price, in cash, of $159,000 and realized a gain of approximately $7,000. Certain other AIG Life and Retirement and Property-Casualty affiliates also sold interests in ML III CDOs to the AIG SPV.

   The Company subsequently purchased, in cash, from a non-affiliate (L Street II, LLC), NAIC 1-rated loan-backed and structured security (LBaSS) senior notes with a fair value of $190,000. The repayment of these senior notes is secured by the ML III CDOs which L Street II, LLC purchased from AIG SPV.

   As of December 31, 2012 and 2011, short-term investments included amounts invested in a money market fund of an affiliate of $1,073,304 and $376,438, respectively.

   Federal and foreign income taxes payable to AIG or AIG Property Casualty Inc. as of December 31, 2012 and 2011 amounted to $4,311 and $23,930, respectively.

   As of December 31, 2012 and 2011, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                     2012    2011
     ------------------                                   -------- -------
     Balances with National Union                         $201,778 $ 3,447
     Balances with other admitted pool companies                34   2,878
     Balances less than 0.5% of admitted assets              2,162   7,005
     Balances arising from merger with Landmark                 --      --
                                                          -------- -------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES  $203,974 $13,330
                                                          ======== =======
     Balances with National Union                         $     -- $    --
     Balances with other admitted pool companies             5,061     145
     Balances less than 0.5% of admitted assets            106,648  46,282
     Balances arising from merger with Landmark                 --  38,728
                                                          -------- -------
     PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES       $111,709 $85,155
                                                          ======== =======

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchases catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,          2012                  2011                  2010
--------------------------------  --------------------- --------------------- ---------------------
                                   WRITTEN     EARNED    WRITTEN     EARNED    WRITTEN     EARNED
                                  ---------- ---------- ---------- ---------- ---------- ----------
 Direct premiums                  $1,192,441 $1,276,901 $1,327,507 $1,425,212 $1,471,932 $1,494,653
 Reinsurance premiums assumed:
    Affiliates                     6,737,056  6,840,322  6,868,230  7,283,623  6,775,226  7,113,494
    Non-affiliates                   164,020    147,946    102,880     74,710     64,497     37,427
                                  ---------- ---------- ---------- ---------- ---------- ----------
        GROSS PREMIUMS             8,093,517  8,265,169  8,298,617  8,783,545  8,311,655  8,645,574
                                  ---------- ---------- ---------- ---------- ---------- ----------
 Reinsurance premiums ceded:
    Affiliates                     1,459,199  1,391,378  1,403,977  1,497,360  1,574,099  1,537,046
    Non-affiliates                 1,429,927  1,516,102  1,585,708  1,604,027  1,542,184  1,459,764
                                  ---------- ---------- ---------- ---------- ---------- ----------
        NET PREMIUMS              $5,204,391 $5,357,689 $5,308,932 $5,682,158 $5,195,372 $5,648,764
                                  ========== ========== ========== ========== ========== ==========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2012 and 2011 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE            NET
                    --------------------- --------------------- ---------------------
                     UNEARNED              UNEARNED              UNEARNED
                     PREMIUM   COMMISSION  PREMIUM   COMMISSION  PREMIUM    COMMISSION
                     RESERVES    EQUITY    RESERVES    EQUITY    RESERVES     EQUITY
                    ---------- ---------- ---------- ---------- ----------  ----------
DECEMBER 31, 2012:
   Affiliates       $3,208,904  $420,604  $  903,877  $150,379  $2,305,027   $270,225
   Non affiliates       81,953    10,742     358,041    59,568    (276,088)   (48,826)
                    ----------  --------  ----------  --------  ----------   --------
   TOTALS           $3,290,857  $431,346  $1,261,918  $209,947  $2,028,939   $221,399
                    ==========  ========  ==========  ========  ==========   ========
DECEMBER 31, 2011:
   Affiliates       $3,342,813  $394,470  $  830,856  $138,051  $2,511,957   $256,419
   Non affiliates       65,890     7,775     444,215    73,807    (378,325)   (66,032)
                    ----------  --------  ----------  --------  ----------   --------
   TOTALS           $3,408,703  $402,245  $1,275,071  $211,858  $2,133,632   $190,387
                    ==========  ========  ==========  ========  ==========   ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


As of December 31, 2012 and 2011 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                        UNEARNED PREMIUM PAID LOSSES AND RESERVES FOR LOSSES
                            RESERVES           LAE             AND LAE
                        ---------------- --------------- -------------------
    DECEMBER 31, 2012:
       Affiliates          $  903,877       $170,885         $ 9,146,419
       Non-affiliates         358,041        273,142           2,858,965
                           ----------       --------         -----------
       TOTAL               $1,261,918       $444,027         $12,005,384
                           ==========       ========         ===========
    DECEMBER 31, 2011:
       Affiliates          $  830,856       $124,663         $10,409,887
       Non-affiliates         444,215        274,823           2,977,082
                           ----------       --------         -----------
       TOTAL               $1,275,071       $399,486         $13,386,969
                           ==========       ========         ===========

The Company's unsecured reinsurance recoverables as of December 31, 2012 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

                                                      NAIC CO.
      REINSURER                                         CODE     AMOUNT
      ---------                                       -------- ----------
      Affiliates:
      Chartis U.S., Inc. Admitted Pool                    --   $7,564,898
      Eaglestone Reinsurance Company                   10651      560,318
      Chartis Overseas Ltd                                --      441,127
      AIU Insurance Company                            19399      123,651
      United Guaranty Insurance Company                11715       22,965
      AIG Europe Limited (France Branch)                  --        6,159
      US Life Ins Co Of NY (F/ Amer Int Life Ass NY)   70106        1,492
      L'Union Atlantique De Reassurances S.A.             --        1,329
      Chartis Australia Insurance Ltd.                    --        1,171
      Other affiliates below $1.0 million                 --        3,118
                                                       -----   ----------
             TOTAL AFFILIATES                                   8,726,228
                                                       -----   ----------
      Non-affiliates
         Swiss Re Group                                   --      248,413
         Transatlantic Group                              --      230,337
         Lloyds Syndicates                                --      201,285
         Munich Re Group                                  --      191,200
                                                       -----   ----------
             TOTAL NON-AFFILIATES                                 871,235
                                                       -----   ----------
         TOTAL AFFILIATES AND NON-AFFILIATES                   $9,597,463
                                                       =====   ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company incurred losses of $55,727, $2,152 and $135,317, respectively, as a result of commutations. The 2012 loss was comprised entirely of losses incurred; the 2011 loss was comprised of losses incurred of $2,146 and premiums earned of $(6); the 2010 loss was comprised of losses incurred of $135,412, commissions incurred of $(98) and premiums earned of $(3). The following table includes the components of the losses by reinsurer:

COMPANY                                                            2012    2011    2010
-------                                                           ------- ------ --------
ISOP - the Association (a)                                        $50,174 $   -- $     --
American United Life Ins Co.                                        1,723     --       --
First Allmerica Financial Insurance Company                         1,123     --       --
Trenwick America Reinsurance Corporation                            1,024     --       --
Argonaut Midwest Insurance Company                                     --  1,882       --
American International Reinsurance Co. (AIRCO, an affiliate) (b)       --     --  131,629
Reliastar Life Ins. Co.                                                --     --    1,296
Continental Casualty Co.                                               23     --    1,270
Other reinsurers below $1 million                                   1,660    270    1,122
                                                                  ------- ------ --------
TOTAL                                                             $55,727 $2,152 $135,317
                                                                  ======= ====== ========

(a)Effective May 31, 2012, ISOP entered into a commutation agreement with the Chartis Overseas Association (the Association) covering all obligations and liabilities associated with Defense Base Act (DBA) policies with effective dates prior to September 1, 2009. As a result of the commutation, National Union, the Company and New Hampshire (all member companies of the Association and participants of the Admitted Pool) recorded a loss of $139,372 as follows.

                                           ADMITTED COMPANY'S
                                             POOL     SHARE
                                           -------- ---------
                  Losses incurred          $107,191  $38,589
                  LAE incurred               32,181   11,585
                                           --------  -------
                  Losses and LAE incurred  $139,372  $50,174
                                           ========  =======

   The commutation agreement covers workers' compensation business. Upon execution of the commutation, the Admitted Pool companies discounted the returned portfolio at discount rates prescribed by each participant's state of domicile. This resulted in a benefit to the Admitted Pool companies of $100,000. The Company's 36 percent pool share was $36,000.

(b)Effective April 1, 2010, National Union commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and PA DOI. The Company recorded its share of these transactions based upon its 36 percent pool share as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statement of Liabilities, Capital and Surplus:
   Outstanding losses                                        $2,576,715     $927,617
                                                             ----------     --------
Statement of Operations and Changes in Capital and Surplus:
   Paid losses                                                  365,636      131,629
                                                             ----------     --------
   Net cash                                                  $2,211,079     $795,988
                                                             ==========     ========

As of December 31, 2012 and 2011, the Company had reinsurance recoverables on paid losses in dispute of $103,172 and $102,721, respectively.

During 2012, 2011 and 2010, the Company had net recoveries (write offs) of reinsurance recoverable balances of $7,221, $14,092 and $(1,224), respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2012 and 2011, the Company's premium receivable and losses payable on assumed business was as follows:

2012                                                           AFFILIATE NON-AFFILIATE  TOTAL
----                                                           --------- ------------- --------
Premiums in course of collection                               $356,179    $116,455    $472,634
Reinsurance payable on paid loss and loss adjustment expenses   221,076      61,608     282,684

2011                                                           AFFILIATE NON-AFFILIATE  TOTAL
----                                                           --------- ------------- --------
Premiums in course of collection                               $165,233    $ 36,933    $202,166
Reinsurance payable on paid loss and loss adjustment expenses    71,574      11,807      83,381

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, relate to reinsurance agreements with the following:

                                                            2012                               2011
                                             ---------------------------------- ---------------------------------
                                             Premiums in Reinsurance payable on Premiums in Reinsurance payable on
                                              course of    paid loss and loss    course of    paid loss and loss
                                             collection   adjustment expenses   collection   adjustment expenses
                                             ----------- ---------------------- ----------- ----------------------
Lexington Insurance Co.                        $48,802          $    --           $ 7,986          $ 10,262
Chartis Overseas Ltd.                           43,656           24,912            42,610            13,061
American International Reinsurance Co. Ltd.     24,379           19,239                --                --
La Meridional Compania Argentina                21,609            3,446                40                --
Chartis Insurance Company of Canada             14,950           12,556             7,179             6,348
Chartis Excess Ltd.                              8,273            4,276             8,210                36
Chartis Australia Insurance Ltd.                 7,648            3,092                --             4,945
AIU Insurance Co.                                7,610            6,015            (2,539)           (3,624)
AIG Europe Ltd.                                  6,278            6,338             6,947             6,679
AIG Europe Limited (France Branch)               5,810            6,188             7,984             9,237
Chartis Specialty Ins. Co.                       2,753            2,217             3,195             1,321
National Union Ins. Co. of Vermont               1,642            9,578             2,225             9,024
CA De Seguros American Intl                      1,511            1,064             5,270             1,337
Chartis Ins. Co. of Puerto Rico                  1,369              409             1,473             1,269
United Guaranty Residential Ins. Co.               570               --               461           (50,400)
La Meridional Compania Argentina de Seguros
  S.A.                                              11                2             3,757             1,210
Eaglestone Reinsurance Co.                          --           19,251                --                --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statement of Liabilities, Capital and Surplus:
   Outstanding Losses                                        $3,278,251    $1,180,170
   Unearned premium reserves                                    933,787       336,163
   Other                                                         49,727        17,902
                                                             ----------    ----------
                                                             $4,261,765    $1,534,235
                                                             ==========    ==========
Statement of Operations and Changes in Capital and Surplus:
   Ceding Commission                                            220,094        79,234
                                                             ----------    ----------
   Net cash and securities                                   $4,041,671    $1,455,001
                                                             ==========    ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2012 and 2011, the Company's deposit assets and liabilities were comprised of the following:

                                  DEPOSIT   DEPOSIT   FUNDS HELD
                                  ASSETS  LIABILITIES LIABILITIES
                                  ------- ----------- -----------
              DECEMBER 31, 2012:
                 Direct           $   --    $86,648     $    --
                 Assumed              --         --          --
                 Ceded             3,842         --      17,981
                                  ------    -------     -------
                 TOTAL            $3,842    $86,648     $17,981
                                  ======    =======     =======

                                  DEPOSIT   DEPOSIT   FUNDS HELD
                                  ASSETS  LIABILITIES LIABILITIES
                                  ------- ----------- -----------
              DECEMBER 31, 2011:
                 Direct           $   --    $97,581     $    --
                 Assumed              --         44          --
                 Ceded                 3         --       4,848
                                  ------    -------     -------
                 TOTAL            $    3    $97,625     $ 4,848
                                  ======    =======     =======

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2012 and 2011 is set forth in the table below:

                                                                      2012                2011
                                                               ------------------  ------------------
                                                               DEPOSIT   DEPOSIT   DEPOSIT   DEPOSIT
                                                               ASSETS  LIABILITIES ASSETS  LIABILITIES
                                                               ------- ----------- ------- -----------
BALANCE AT JANUARY 1                                           $    3    $97,625    $ 686   $189,891
   Deposit activity, including loss recoveries                  3,839     (9,208)    (683)   (90,764)
   Interest income or expense, net of amortization of margin       --     (1,769)      --     (1,502)
                                                               ------    -------    -----   --------
BALANCE AT DECEMBER 31                                         $3,842    $86,648    $   3   $ 97,625
                                                               ======    =======    =====   ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                      2012                   2011
                             ---------------------  ---------------------
                             FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                               ASSETS   LIABILITIES   ASSETS   LIABILITIES
                             ---------- ----------- ---------- -----------
     BALANCE AT JANUARY 1       $--      $  4,848    $ 88,515    $  990
        Contributions            --        57,648          --     4,753
        Withdrawals              --       (44,515)    (88,515)     (895)
        Interest                 --            --          --        --
                                ---      --------    --------    ------
     BALANCE AT DECEMBER 31     $--      $ 17,981    $     --    $4,848
                                ===      ========    ========    ======

NOTE 8 - FEDERAL AND FOREIGN INCOME TAXES

The Company files a consolidated U.S. federal income tax return with AIG. AIG's domestic subsidiaries can be found on Schedule Y included in the Company's 2012 Annual Statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2012 ("2012 Tax Sharing Agreement"). This accounting policy provides that the Company shall reflect in their financial statements the tax liability that would have been paid by the Company if they had filed a separate federal income tax return, with limited exceptions.

While the accounting policy described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with AIG and may at times be different. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit on a separate company basis to the Company, except that:

    . The sections of the Internal Revenue Code relating to Alternative Minimum Tax are applied, but only if the AIG consolidated group is subject to Alternative Minimum Tax in the Consolidated Tax Liability, and;

    .  The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
       (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The 2012 Tax Sharing Agreement replaced a prior tax sharing agreement in place during the 2010 and 2011 tax years between the Company and AIG PC (the 2010 Tax Sharing Agreement).

The key differences between the 2012 Tax Sharing Agreement and the 2010 Tax Sharing Agreement are:

    (i)Under the 2010 Tax Sharing Agreement, the federal income taxes for tax years ending December 31, 2010 and December 31, 2011 were directly payable and recoverable with AIG PC. Under the 2012 Tax Sharing Agreement, the federal income taxes for tax years beginning January 1, 2012, will be directly payable and recoverable with AIG.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   (ii)Under the 2010 Tax Sharing Agreement, the Company was required to pay Alternative Minimum Tax ("AMT") to AIG PC. The 2012 Tax Sharing Agreement requires that the sections of the Internal Revenue Code relating to AMT be applied, but only if the AIG consolidated group is subject to AMT.

  (iii)Under the 2010 Tax Sharing Agreement, any tax realized by the Company from the creation of a deferred intercompany gain (as determined under Treas. Reg. (S)1.1502-13) in which no consideration was received was paid by AIG PC. Under the 2012 Tax Sharing Agreement, no such provision exists.

   (iv)Under the 2010 Tax Sharing Agreement, AIG PC assumed the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed capital contribution transaction. Unrecognized tax benefits were defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

       Under the 2012 Tax Sharing Agreement, Tax Reserves, as defined as liabilities related to uncertain tax positions (as defined under SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets) and tax authority audit adjustments, shall remain with the companies with which the Tax Reserves are currently recorded. Furthermore, when such Tax Reserves are realized, the responsibility for any additional tax liability and/or the rights to any refunds collected shall impact the Company's balance sheet on which the Tax Reserve currently resides.

    (v)Previously, to the extent that; (1) tax attributes were created outside of the normal course of business, (2) cash benefit was received by AIG PC under its separate tax allocation agreement with AIG in advance of when the attributes were actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expired and went unused in the AIG consolidated tax return, AIG PC was required to reimburse AIG for these amounts and apportion such amounts to the Company to the appropriate extent. The Company was required to reimburse AIG PC within 30 days after AIG PC receives notice from AIG. Under the 2012 Tax Sharing Agreement, this provision has been removed.

The federal income taxes recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from AIG or AIG PC. The statutory U.S. federal income tax rate is 35 percent at December 31, 2012.

On November 6, 2011, SSAP 101 was adopted by the NAIC. SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized and requires the scheduling of the reversal of deferred tax liabilities in the admissibility test to the extent reversals are relied upon as a source of income to support the valuation allowance assessment. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There is no cumulative effect as a result of enacting this pronouncement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2012 and 2011 are as follows:

                                                    DECEMBER 31, 2012                DECEMBER 31, 2011
                                             -------------------------------- -------------------------------
DESCRIPTION                                   ORDINARY   CAPITAL     TOTAL     ORDINARY   CAPITAL    TOTAL
-----------                                  ---------- ---------  ---------- ---------- --------  ----------
Gross Deferred Tax Assets                    $1,696,557 $ 109,321  $1,805,878 $1,632,616 $122,640  $1,755,256
Statutory Valuation Allowance Adjustments            --        --          --         --       --          --
                                             ---------- ---------  ---------- ---------- --------  ----------
Adjusted Gross Deferred Tax Assets            1,696,557   109,321   1,805,878  1,632,616  122,640   1,755,256
Deferred Tax Assets Nonadmitted                 624,170        --     624,170    828,450       --     828,450
                                             ---------- ---------  ---------- ---------- --------  ----------
Subtotal Net Admitted Deferred Tax Asset      1,072,387   109,321   1,181,708    804,166  122,640     926,806
Deferred Tax Liabilities                        188,816   209,717     398,533     58,661  176,253     234,914
                                             ---------- ---------  ---------- ---------- --------  ----------
Net Admitted Deferred Tax Asset/(Liability)  $  883,571 $(100,396) $  783,175 $  745,505 $(53,613) $  691,892
                                             ========== =========  ========== ========== ========  ==========

The amount of admitted deferred tax assets, ratio percentage and total adjusted capital in the risk-based capital calculations are as follows:

                                                                    DECEMBER 31, 2012            DECEMBER 31, 2011
                                                              ------------------------------ --------------------------
DESCRIPTION                                                    ORDINARY  CAPITAL    TOTAL    ORDINARY CAPITAL   TOTAL
-----------                                                   ---------- -------- ---------- -------- -------- --------
Carried back losses that reverse in subsequent three
  calendar years                                              $       -- $     -- $       -- $     -- $     -- $     --
Adjusted gross DTAs realizable within 36 months or 15
  percent of statutory surplus (the lesser of 1 and 2 below)     783,175       --    783,175  691,892       --  691,892
1. Adjusted gross DTAs realizable within 36 months               890,123       --    890,123  691,892       --  691,892
2. 15 percent of statutory surplus                                   N/A      N/A    783,175      N/A      N/A  786,764
Adjusted gross DTAs that can be offset against DTLs              289,212  109,321    398,533  112,273  122,641  234,914
                                                              ---------- -------- ---------- -------- -------- --------
Total DTA admitted as the result of application of SSAP
  101                                                         $1,072,387 $109,321 $1,181,708 $804,165 $122,641 $926,806
                                                              ========== ======== ========== ======== ======== ========

                                                                             2012        2011
                                                                          ----------  ----------
Ratio percentage used to determine recovery period and threshold
  limitation amount                                                              385%        432%
Amount of adjusted capital and surplus used to determine recovery period
  and threshold limitation in (2) above                                   $5,221,167  $5,693,511

During 2012, 2011, and 2010, the Company's current income tax expense (benefit) was comprised of the following:

   For the years ended December 31,             2012       2011       2010
   --------------------------------           --------  ---------  ---------
   Federal income tax                         $(28,785) $ (95,734) $(142,812)
   Foreign income tax                           16,212     (8,461)    (5,462)
   Other - including return to provision       (18,590)        --      6,354
                                              --------  ---------  ---------
   Subtotal                                    (31,163)  (104,195)  (141,920)
   Federal income tax on net capital gains      48,295     90,032    169,323
                                              --------  ---------  ---------
   Federal and foreign income taxes incurred  $ 17,132  $ (14,163) $  27,403
                                              ========  =========  =========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The composition of the Company's net deferred tax assets as of December 31, 2012 and 2011 is set forth in the table below:

Deferred tax assets:

                                                     2012       2011
        Ordinary                                  ---------- ----------
           Discounting of unpaid losses           $  317,097 $  416,180
           Non-admitted assets                       102,542    126,696
           Unearned premium reserve                  186,343    200,003
           Goodwill & deferred revenue                27,548     29,941
           Bad debt expense                           58,405     74,123
           Net operating loss carry-forward          622,777    461,242
           Foreign tax credit carry-forwards         157,063     69,946
           Deferred tax on foreign operations             --     43,675
           Investments                               181,118    118,681
           Deferred loss on branch conversions            53      9,555
           Intangibles                                19,098     22,280
           Other temporary difference                 24,513     60,293
                                                  ---------- ----------
               Subtotal                            1,696,557  1,632,615

        Statutory valuation allowance adjustment          --         --
        Nonadmitted                                  624,170    828,450
                                                  ---------- ----------
        Admitted ordinary deferred tax assets     $1,072,387 $  804,165
                                                  ---------- ----------
        Capital
           Investments writedown                  $  105,465 $  110,936
           Unrealized capital losses                   2,948     11,335
           Deferred loss on branch conversions           538         --
           Other temporary difference                    370        370
                                                  ---------- ----------
               Subtotal                              109,321    122,641

        Statutory valuation allowance adjustment          --         --
        Nonadmitted                                       --         --
                                                  ---------- ----------
        Admitted capital deferred tax assets         109,321    122,641
                                                  ---------- ----------
        Admitted deferred tax assets              $1,181,708 $  926,806
                                                  ========== ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Deferred tax liabilities:

                                                         2012     2011
       Ordinary                                        -------- --------
              Investments                              $130,700 $ 46,868
              Deferred tax on foreign operations         55,771       --
              Other temporary difference                  2,346   11,793
                                                       -------- --------
                 Subtotal                               188,817   58,661
          Capital
              Investments                                38,964   19,064
              Unrealized capital gains                  170,752  157,189
                                                       -------- --------
                 Subtotal                               209,716  176,253
                                                       -------- --------
          Deferred tax liabilities                     $398,533 $234,914
                                                       -------- --------
       Net deferred tax assets/liabilities             $783,175 $691,892
                                                       ======== ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income tax in the Changes in Capital and Surplus section):

                                                                2012        2011       CHANGE
                                                             ----------  ----------  ---------
Adjusted gross deferred tax assets                           $1,805,878  $1,755,256  $  50,622
Total deferred tax liabilities                                 (398,533)   (234,914)  (163,619)
                                                             ----------  ----------  ---------
Net deferred tax assets (liabilities)                         1,407,345   1,520,342   (112,997)
Deferred tax assets/(liabilities) - SSAP 3                                             (11,454)
Deferred tax assets/(liabilities) - unrealized                                         (21,950)
Deferred tax - noncash settlement through paid-in capital                              (57,154)
                                                                                     ---------
Total change in deferred tax                                                           (22,439)
                                                                                     =========
Change in deferred tax - current year                                                  (24,764)
Change in deferred tax - current year - other surplus items                              2,325
                                                                                     ---------
Change in deferred tax - current year - total                                        $ (22,439)
                                                                                     =========

                                                               CURRENT    DEFERRED     TOTAL
                                                             ----------  ----------  ---------
SSAP 3 impact:
   SSAP 3 - general items                                    $  (25,905) $  (11,454) $ (37,359)
   SSAP 3 - statutory valuation allowance                            --          --         --
                                                             ----------  ----------  ---------
   Subtotal SSAP 3                                              (25,905)    (11,454)   (37,359)
   SSAP 3 - APIC                                                 57,154     (57,154)        --
   SSAP 3 - unrealized gain/loss                                     --          --         --
                                                             ----------  ----------  ---------
   SSAP 3 - adjusted tax assets and liabilities                  31,249     (68,608)   (37,359)
   SSAP 3 - non-admitted impact                                  (6,821)     37,106     30,285
                                                             ----------  ----------  ---------
   Total SSAP 3 impact                                       $   24,428  $  (31,502) $  (7,074)
                                                             ==========  ==========  =========

STATUTORY VALUATION ALLOWANCE

Under SSAP 101, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2012, the Company recorded gross deferred tax assets before valuation allowance of $1,805,878. Management believes that it is more likely than not that these assets will be realized, and therefore the Company has not recorded a valuation allowance against its deferred tax asset. This expectation is based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2012.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


When making its assessment about the realization of its deferred tax assets at December 31, 2012, the Company considered all available evidence, as required by income tax accounting guidance, including:

    . the nature, frequency, and severity of current and cumulative financial reporting losses;

    . transactions completed and transactions expected to be completed in the near future;

    . the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

    . the application of the amended tax sharing agreement between the Company and the Ultimate Parent; and

    . tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Despite the existence of cumulative losses in recent years, including losses related to adverse development, the Company has been able to implement tax planning strategies to protect against the loss of deferred tax assets, and the Company has concluded that it is more likely than not that its net deferred tax assets will be realized at December 31, 2012.

In concluding that the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted gross deferred tax assets.

Negative evidence included the existence of cumulative losses in recent years, including losses related to adverse development and higher than average catastrophe losses in recent years. Positive evidence included the Company's projections of taxable income over the carryforward period, considering the most recent year's results, known changes in the business mix impacting profitability, as well as objective projections of catastrophe losses based on historical experience. Additional positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, AIG PC's and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the gross deferred tax assets. These tax planning strategies included converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities. Tax planning strategies had no impact on ordinary or capital adjusted gross DTAs and ordinary or capital net admitted DTAs as of December 31, 2012.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,805,878 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 101's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the current statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $783,175 of net deferred tax assets were admitted as of December 31, 2012.

The Company does not have any unrecorded deferred tax liabilities.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

                                                              2012                  2011                  2010
                                                      --------------------  --------------------  --------------------
Description                                             AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT
-----------                                           ---------  ---------- ---------  ---------- ---------  ----------
Net Income Before Federal Income Taxes and Capital
  Gains Taxes                                         $ 302,637   $105,923  $ 480,413  $ 168,145  $(749,113) $(262,190)
Book to Tax Adjustments:
   Tax Exempt Income                                   (212,356)   (74,325)  (304,201)  (106,470)  (420,450)  (147,157)
   Intercompany Dividends                                    --         --     (6,294)    (2,203)        --         --
   Dividend Received Deduction                             (622)      (218)      (451)      (158)    (8,767)    (3,069)
   Subpart F Income, Gross-Up & Foreign Tax Credits      63,904     (2,445)    14,771     (3,291)   (36,387)   (13,104)
   Meals And Entertainment                                   --         --         --         --        567        199
   Stock Options And Other Compensation                   9,756      3,415     27,409      9,593      4,644      1,625
   Non-Deductible Penalties                                  90         31      1,442        505         --         --
   Change in Non-admitted Assets                         42,101     14,735     84,424     29,549    162,087     56,731
   Change in Tax Position                                    --       (549)        --     (5,702)        --     11,310
   Statutory Valuation Allowance                             --         --   (753,998)  (753,998)   765,335    765,335
   Return to Provision                                       --     (4,319)        --     (5,690)        --     19,394
   Branch Incorporation & Conversion                     (1,005)      (352)      (536)      (188)        --         --
   Non-Deductible Expenses                                   --         --     34,253     11,989         --         --
   Other                                                     --         --       (252)       (89)        --     (5,297)
                                                      ---------   --------  ---------  ---------  ---------  ---------
       Total Book to Tax Adjustments                    (98,132)   (64,027)  (903,433)  (826,153)   467,029    685,967
                                                      ---------   --------  ---------  ---------  ---------  ---------
Total Federal Taxable Income and Tax                  $ 204,505   $ 41,896  $(423,020) $(658,008) $(282,084) $ 423,777
                                                      =========   ========  =========  =========  =========  =========
Federal and Foreign Income Taxes Incurred                          (31,163)             (104,195)             (141,920)
Federal Income Tax on Net Capital Gains                             48,295                90,032               169,323
Change in Net Deferred Income Taxes                                 22,439              (659,647)              396,374
Less: Change in Deferred Tax - Other Surplus Items                   2,325                15,802                    --
                                                                  --------             ---------             ---------
Total Tax                                                         $ 41,896             $(658,008)            $ 423,777
                                                                  --------             ---------             ---------

As of December 31, 2012, the Company had $157,063 of foreign tax credits carry forwards expiring through the year 2022, and $1,779,363 of net operating loss carry forwards expiring through the year 2032 that are available to offset future taxable income. The Company has no capital loss carry forwards remaining as of December 31, 2012 and no other unused tax credits available to offset against future taxable income as of December 31, 2012 and 2011.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

In accordance with Circular Letter 1979-33 issued by the New York State Insurance Department (now known as the NY DFS), AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability.

As of December 31, 2012, the Company had no deposits under IRC Section 6603.

As of December 31, 2012, the Company recorded gross receivables related to tax return errors and omissions in the amount of $15,284, all of which were non-admitted. No liabilities related to uncertain tax positions were recorded during the 2012 tax year.

The U.S. is the only major tax jurisdiction of the Company, and as of December 31, 2012, the tax years from 2000 to 2011 remain open for tax examination.

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. PENSION PLAN

   The U.S. AIG Retirement Plan (the qualified plan) is a noncontributory defined benefit plan, which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. U.S. salaried employees who are employed by a participating company and completed 12 months of continuous service are eligible to participate in the plan. Effective
   April 1, 2012, the qualified plan was converted to a cash balance formula comprised of pay credits based on six percent of a plan participant's annual compensation (subject to IRS limitations) and annual interest credits. In addition, employees can take their vested benefits when they leave AIG as a lump sum or an annuity option after completing at least three years of service. However, employees satisfying certain age and service requirements (i.e. grandfathered employees) remain covered under the old plan formula, which is based upon a percentage of final average compensation multiplied by years of credited service, up to 44 years. Grandfathered employees will receive the higher of the benefits under the cash balance or final average pay formula at retirement. AIG also sponsors several non-qualified unfunded defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by the qualified plan. These include the AIG Non-Qualified Retirement Income Plan (AIG NQRIP) formerly known as AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the qualified plan as a result of federal tax limitations on compensation and benefits payable and the Supplemental Executive Retirement Plan (Supplemental), which provides additional retirement benefits to designated executives. Under the Supplemental plan, an annual benefit accrues at a percentage of final average pay multiplied by each year of credited service, not greater than 60 percent of final average pay, reduced by any benefits from the current and any predecessor retirement plans (including the AIG NQRIP Plan), Social Security, and any benefits accrued under a Company sponsored foreign deferred compensation plan.

   The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the qualified plan. If the qualified plan does not have adequate funds to pay obligations due plan participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   amounts from the members of the AIG control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

   The following table sets forth the funded status of the qualified plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

          AS OF DECEMBER 31,                      2012        2011
          ------------------                  -----------  ----------
          Fair value of plan assets           $ 3,720,427  $3,432,515
          Less: projected benefit obligation    4,909,897   4,219,931
                                              -----------  ----------
          Funded status                       $(1,189,470) $ (787,416)
                                              ===========  ==========

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2012, 2011 and 2010 are set forth in the table below:

AS OF DECEMBER 31,                             2012              2011              2010
------------------                       ----------------  ----------------  ----------------
Discount rate                                  3.94%             4.62%             5.50%
Rate of compensation increase (average)        4.00%             4.00%             4.00%
Measurement date                         December 31, 2012 December 31, 2011 December 31, 2010
Medical cost trend rate                         N/A               N/A               N/A

   In 2012, 2011, and 2010, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of expenses for the qualified plan were approximately $9,915, $7,922, and $11,968 for 2012, 2011, and 2010 respectively.

B. POSTRETIREMENT BENEFIT PLANS

   AIG provides postretirement medical care and life insurance benefits in the U.S. and in certain non-U.S. countries. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and attaining a specified age.

   U.S. postretirement medical and life insurance benefits are based upon the employee attaining the age of 55 and having a minimum of ten years of service. Eligible employees who have medical coverage can enroll in retiree medical without having to elect immediate retirement pension benefits. Medical benefits are contributory, while the life insurance benefits are generally non-contributory. Retiree medical contributions vary from requiring no cost for pre-1989 retirees to requiring actual premium payments reduced by certain for post-1993 retirees. These contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. Effective
   April 1, 2012, the retiree medical employer subsidy for the AIG Postretirement plan was eliminated for employees who were not grandfathered. Additionally, new employees hired after December 31, 2012 are not eligible for retiree life insurance.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postretirement Benefits Other Than Pensions (SSAP 14), as of December 31, 2012 and 2011 were $225,560 and $201,960, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $652, $589 and $112 for the years ended December 31, 2012, 2011, and 2010 respectively.

   AIG sponsors a voluntary savings plan for U.S. employees which provide for salary reduction contributions by employees. Effective January 1, 2012, the Company matching contribution was changed to 100 percent of the first six percent of participant contributions, up to the IRS maximum limits of $17 for employee contributions and to $15 for the Company matching contribution, irrespective of their length of service. Prior to the change, company contributions of up to seven percent of annual salary were made depending on the employee's years of service subject to certain compensation limits. Pre-tax expense associated with this plan was, $7,246, $4,957 and $7,156 in 2012, 2011 and 2010, respectively.

   As sponsor of the qualified plan and other benefit plans, as described in sections A and B above, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C. STOCK OPTION AND DEFERRED COMPENSATION PLANS

   Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan, as amended (2010 Plan), under which AIG has issued restricted stock units (RSUs) and stock appreciation rights (SARs). Although a few legacy plans were still outstanding at December 31, 2012 under the AIG 2007 Stock Incentive Plan, the 2010 Plan supersedes all plans and is currently the only plan under which share-based awards can be issued. Share-based awards issued under the 2010 Plan are linked to AIG common stock but only provide for cash settlement. Under AIG's Long Term Incentive Plan certain employees are offered the opportunity to receive additional compensation in the form of cash and/or stock appreciation rights (SARs) if certain performance metrics are met. The Company reported expenses of $27,950, $9,020 and $24,269 at December 31, 2012, 2011 and 2010, respectively, for these plans.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

   AIG provides certain benefits to inactive employees who are not retirees. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries. The Company accrues a liability when the obligation is attributable to employees' services already rendered, the obligation relates to rights that vest or accumulate, the payment is probable and the amount can be reasonably estimated.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. CAPITAL AND SURPLUS

   With the approval of the NY DFS, the Company executed a quasi reorganization effective March 31, 2012, which was a restatement of Gross Paid-in and Contributed Surplus to Unassigned Surplus. The impact of the quasi-reorganizations is as follows:

      Change in Gross Paid-in
          and Contributed        Change in
              Surplus         Unassigned Funds
      ----------------------- ----------------
2012        $(1,000,000)         $1,000,000
            -----------          ----------

   The Company returned $1,420,000 in capital to its immediate parent as a result of reducing the par value of its common capital stock from $0.015 per share to $0.0115065 per share. The return of capital was accomplished by two separate transactions. On March 31, 2011, the Company reduced the par value of its common stock from $0.015 per share to $0.0124578 per share. On September 30, 2011, the Company further reduced the par value of its common stock to $0.0115065 per share. As a result of these transactions, the Company's common capital stock was reduced by $5,922 and its gross paid in and contributed surplus was reduced by $1,414,078. Both transactions were approved by the Company's board of directors and NY DFS.

   The portion of unassigned surplus as of December 31, 2012 and 2011 represented by each item below is as follows:

                                2012        2011
                             ---------  -----------
Unrealized gains and losses  $ 284,870  $   198,889
Non-admitted asset values     (939,992)  (1,224,794)
Provision for reinsurance      (49,111)     (78,525)

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                          2012         2011        2010
------------------------------                      -----------  -----------  ---------
Unrealized gains, current year                      $   283,851  $   198,889  $ 220,760
Unrealized gains, previous year                         198,889      220,760    441,772
                                                    -----------  -----------  ---------
Change in unrealized gains                               84,962      (21,871)  (221,012)
Change in tax on unrealized gains                       (21,950)       3,008    110,099
Adjustments to beginning surplus (SSAP 3) (Note 2)           --        2,913    (40,963)
Derivatives - change in foreign exchange                   (652)       5,940     (4,250)
Amortization of goodwill                                 (7,719)      (7,967)    (5,204)
Japan UTA                                               (96,438)      62,374         --
Mortgage loans                                            1,019           --         --
                                                    -----------  -----------  ---------
Change in unrealized, net of taxes                  $   (40,778) $    44,397  $(161,330)
                                                    ===========  ===========  =========

Change in non-admitted asset values                     2012         2011
-----------------------------------                 -----------  -----------
Non-admitted asset values, current year             $  (939,992) $(1,224,794)
Non-admitted asset values, previous year             (1,224,794)    (458,968)
                                                    -----------  -----------
Change in non-admitted assets                           284,802     (765,826)
Adjustments to beginning surplus (SSAP 3)               (76,075)      29,308
Change in accounting principles SSAP 10R                     --     (189,739)
                                                    -----------  -----------
Change in non-admitted assets                       $   208,727  $  (926,257)
                                                    ===========  ===========

   In calculating the provision for reinsurance as of December 31, 2012, 2011 and 2010, management utilized collateral including letters of credit provided by its Ultimate Parent of $274,558, $381,134 and $314,752, respectively. For 2010, management also utilized assets in trust of $26,752. The use of these assets was approved by the NY DFS.

B. RISK-BASED CAPITAL REQUIREMENTS

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the minimum capital and surplus requirements of RBC for the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   2012 reporting period.

C. DIVIDEND RESTRICTIONS

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10 percent of the Company's statutory earned surplus as of December 31, 2012, or 100 percent of the Company's adjusted net investment income for the preceding 36 month period ending December 31,
   2012) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY DFS. As of December 31, 2012, the maximum dividend payment, which may be made without prior approval during 2013, is $600,314.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   As of December 31, 2012 and 2011, the Company reported ordinary dividends to AIG Property Casualty U.S., Inc. of $522,716 and $137,458, respectively.

NOTE 11 - CONTINGENCIES

A. LEGAL PROCEEDINGS

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Legal proceedings include the following:

   In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of the AIG PC insurance and non-insurance companies (collectively, the AIG PC parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the AIG PC parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the AIG PC parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and
   (iii) agreed to pay a contingent fine in the event that the AIG PC parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

   Caremark Litigation

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

   The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   Workers' Compensation Matters

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (DOJ), the Securities and Exchange Commission (SEC), the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance
   (DOI). The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.

   As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately $1.64 billion, $225 million of which represented fines and penalties. A portion of the total $1.64 billion originally placed in escrow was designated to satisfy certain regulatory and litigation liabilities related to workers' compensation premium reporting issues. The original workers' compensation escrow amount was approximately

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   $338 million and was placed in an account established as part of the 2006 New York regulatory settlement and referred to as the Workers' Compensation Fund. Additional money was placed into escrow accounts as a result of subsequent litigation and regulatory settlements, bringing the total workers' compensation escrow amount to approximately $597 million. Approximately $147 million was released from the workers' compensation escrow accounts in satisfaction of fines, penalties and premium tax obligations, which were imposed pursuant to a December 17, 2010 regulatory settlement agreement relating to workers' compensation premium reporting issues that was deemed final and effective on May 29, 2012. Following this disbursement, approximately $450 million remains in escrow and is specifically designated to satisfy class action liabilities related to workers' compensation premium reporting issues.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain Chartis entities' writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms,
   (i) AIG's payment of $100 million in regulatory fines and penalties;
   (ii) AIG's payment of $46.5 million in outstanding premium taxes;
   (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and
   (iv) AIG's agreement to pay up to $150 million in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146.5 million in fines, penalties and premium taxes could be funded out of the Workers Compensation Fund, discussed above, to the extent that such monies had not already been used to fund a related class action settlement. The regulatory settlement was contingent upon and would not become effective until, among other events: (i) a final, court-approved settlement was reached in all the lawsuits pending in Illinois arising out of workers compensation premium reporting issues, including a putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement was reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

   AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver would not become effective until AIG consummated a settlement with the state insurance guaranty associations. On May 29, 2012, AIG completed its $25 million settlement with the guaranty associations, and the regulatory settlement was deemed effective on that date. The $146.5 million in fines, penalties and premium taxes were then disbursed to the regulatory settlement recipients pursuant to the terms of the associated escrow agreement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

   On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

   On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal.

   The $450 million settlement amount, which is currently held in escrow pending administration of the class action settlement, was funded in part from the approximately $191 million remaining in the Workers' Compensation Fund. As of December 31, 2012, AIG has an accrued liability equal to the amounts payable under the settlement.

   South Carolina workers' compensation

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain subsidiaries (collectively, the "AIG Parties") on behalf of a class of employers that obtained workers compensation insurance from Chartis companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. On September 14, 2012, the court granted final approval of a settlement in which the defendants would pay $4 million. No appeals from that final approval order were filed, so the matter is now concluded.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   RICO Actions

   Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

   The plaintiffs in the Commercial Complaint were a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleged that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleged that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint were a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint named AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

   On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries will pay approximately $7 million of a total aggregate settlement amount of approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement. On February 15, 2013, the District Court issued an order authorizing distribution of the settlement fund to the class members.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. Two consolidated actions naming AIG subsidiaries as defendants are still pending in the District of New Jersey. In the consolidated action The Heritage Corp. of South Florida v. National Union Fire Ins. Co. (Heritage), an individual plaintiff alleges damages "in excess of $75 thousand." Because the plaintiff has not actively pursued its claim since the settlement of the class action described in the preceding paragraph, the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the Heritage litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the other remaining consolidated action, entered into a settlement agreement on April 4, 2013.

   Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

   Other Proceedings

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES

   As of December 31, 2009, all leases were transferred from the Company to National Union. Lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Admitted Pool, based upon its stated pool percentage.

C. OTHER CONTINGENCIES

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity from third parties or affiliated AIG entities to fund future claim obligations. In the event the parties providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2012, the Company has not incurred a loss and there has been no default by any of the parties included in the transactions. Management believes that based on the financial strength of the parties (mostly affiliates) involved

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   in these structured settlements the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all parties which the Company remains contingently liable amounted to $1,580,996 as of December 31, 2012. Also, as of December 31, 2012, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:

                                                                   Licensed in
  Name of life insurer                          Location  Balances  New York
  --------------------                          --------- -------- -----------
  American General Life Insurance Company        Texas    $405,333      No
  BMO Life Assurance Company                     Canada    235,409      No
  The United States Life Insurance Company in
    the City of New York                        New York   878,872     Yes

   As part of its private equity portfolio investment, as of December 31, 2012 the Company may be called upon for an additional capital investment of up to $272,384. The Company expects only a small portion of this portfolio will be called during 2013.

   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force. The Company has not been required to perform under any of the guarantees that it had issued.

   Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2012:

                                                                       POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                     DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @      SURPLUS
GUARANTEED COMPANY                                  ISSUED  TERMINATED  12/31/2012    @ 12/31/2012   12/31/2012  @12/31/2012
------------------                                 -------- ---------- ------------- --------------- ---------- --------------
21st Century Advantage Insurance Company
  (f/k/a AIG
Advantage Insurance Company )                   *  12/15/97   8/31/09  $      3,400   $     27,802     $  --     $    27,077
AIG Edison Life Insurance Company (f/k/a
  GE Edison Life Insurance Company)            **   8/29/03   3/31/11    22,892,930    101,513,918        --       5,058,696
Farmers Insurance Hawaii (f/k/a AIG Hawaii
  Insurance Company, Inc.)                      *   11/5/97   8/31/09        11,415         85,547        --          80,148
Chartis Seguros Mexico SA (f/k/a AIG
  Mexico Seguros Interamericana, S.A. de
  C.V.)                                            12/15/97                 206,231         94,087        --          84,123
American General Life and Accident
  Insurance Company                            +     3/3/03   9/30/10     8,269,324    146,599,363        --      11,514,485
American General Life Insurance Company              3/3/03  12/29/06    31,189,630    146,599,363        --      11,514,485
American International Assurance Company
  (Australia) Limited                               11/1/02  10/31/10       443,000      1,799,000        --         574,000
21st Century North America Insurance
  Company (f/k/a American International
  Insurance Company )                          *    11/5/97   8/31/09        37,068        543,538        --         517,343
21st Century Superior Insurance Company (f/
  k/a American International Insurance
  Company of California, Inc.)                 *   12/15/97   8/31/09           437         29,300        --          28,367
21st Century Pinnacle Insurance Company (f/
  k/a American International Insurance
  Company of New Jersey)                       *   12/15/97   8/31/09         8,834         41,478        --          39,781
Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)       9/15/98  12/31/12     6,166,101      6,496,414        --       3,391,368
Chartis UK (f/k/a Landmark Insurance
  Company, Limited (UK))                       ++    3/2/98  11/30/07       298,948      6,541,439        --       2,156,437
Lloyd's Syndicate 1414 (Ascot Corporate
  Name)                                             1/20/05  10/31/07        75,263        664,518        --         124,860
SunAmerica Annuity and Life Assurance
  Company (Anchor National Life Insurance
  Company)                                     +     1/4/99  12/29/06    13,714,796    146,599,363        --      11,514,485
SunAmerica Life Insurance Company              +     1/4/99  12/29/06     8,610,638    146,599,363        --      11,514,485
The United States Life Insurance Company in
  the City of New York                               3/3/03   4/30/10     5,021,200     24,001,788        --       1,878,325
The Variable Annuity Life Insurance
  Company                                            3/3/03  12/29/06    45,889,138     70,109,962        --       4,235,520
                                                   --------  --------  ------------   ------------     -----     -----------
   Total guarantees                                                    $142,838,353   $798,346,243     $  --     $64,253,985
                                                                       ============   ============     =====     ===========

* The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG), n/k/a Zurich Insurance Company Limited. As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.
** AIG Edison Life Insurance Company (Edison) was sold by AIG to Prudential
   Financial, Inc. (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee. Edison merged into Gibraltar Life Insurance Co., Ltd.
   (GLIC) on January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of September 30, 2012. Invested assets and policyholders' surplus disclosed represent the amount reported by GLIC as of September 30, 2012.
+ The guaranteed company merged into American General Life Insurance Company effective December 31, 2012. The policyholder obligations disclosed represent those of the guaranteed entity. Invested assets and policyholders' surplus disclosed represent the amount reported by American General Life Insurance Company as of December 31, 2012.
++ The guaranteed company merged into AIG Europe Limited (f/k/a Chartis Europe
   Limited) effective December 1, 2012. The policyholder obligations, invested assets and policyholder surplus disclosed represent those of the guaranteed entity as of November 30, 2012.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 12 - OTHER SIGNIFICANT MATTERS

A. OTHER ADMITTED ASSETS

   As of December 31, 2012 and 2011, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

          OTHER ADMITTED ASSETS                     2012       2011
          ---------------------                  ---------  ---------
          Allowance provision                    $(164,611) $(103,686)
          Deposit accounting assets                  3,842          3
          Gurananty funds receivable on deposit      8,538     10,011
          Intangible asset - Canada                (54,566)   (63,660)
          Loss funds on deposit                     50,904     51,722
          Paid loss clearing                       330,135    351,287
          Other assets                             106,645     75,247
                                                 ---------  ---------
             TOTAL OTHER ADMITTED ASSETS         $ 280,887  $ 320,924
                                                 =========  =========

B. GUARANTY FUNDS

   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

   As of December 31, 2012 and 2011, the Company has a liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments in the amounts of $179,271 and $138,076, respectively, with related assets for premium tax credits of $8,538 and $10,011, respectively. Of the amount accrued, the Company expects to pay approximately $105,807 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $64,918 in future periods. In addition, the Company anticipates it will realize $5,565 of premium tax offset credits and the associated liability in years two through five. The remaining $2,981 will be realized between years six and ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2012 is set forth below:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Assets recognized from paid and accrued premium tax offsets and
     policy surcharges prior year-end                                $10,011
   Decreases current year:
      Guaranty fund refunds                                              330
      Premium tax offset applied                                       1,602
      Premium tax offset charge off                                      651
   Increases current year:
      Premium tax offset paid                                          1,110
                                                                     -------
   Assets recognized from paid and accrued premium tax offsets and
     policy surcharges current year-end                              $ 8,538
                                                                     =======

   The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2012 and 2011, the Company had established an allowance for doubtful accounts of $164,611 and $103,686, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

   During 2012, 2011 and 2010, the Company recorded $57,047, $16,296 and $30,549, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Operations.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


C. OTHER LIABILITIES

   As of December 31, 2012 and 2011, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                                    2012      2011
-----------------                                                                  --------  --------
Accounts payable                                                                   $ 48,757  $ 42,160
Accrued retrospective premiums                                                       49,630    64,482
Advance premiums                                                                      7,619     9,915
Amounts withheld or retained by company for account of others                         3,175     4,467
Deferred commission earnings                                                          7,849     4,161
Liability for pension and severance pay                                              18,308    20,276
Policyholder funds on deposit                                                        12,558     9,831
Remittances and items not allocated                                                  34,172    24,870
Retroactive reinsurance payable                                                          82       352
Retroactive reinsurance reserves - ceded                                             (5,592)     (899)
Servicing carrier liability                                                           5,699     6,929
Escrow funds (NICO)                                                                  22,748    25,693
Other legal contingencies                                                                --    52,613
Other liabilities, includes accrued expense account balances and certain accruals   192,224   124,200
                                                                                   --------  --------
   TOTAL OTHER LIABILITIES                                                         $397,229  $389,050
                                                                                   ========  ========

   On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

   NICO funds third party reinsurance recoverable on behalf of AIG Reinsureds. AIG PC reports the balances collected and due to NICO as Escrow funds.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. OTHER INCOME (EXPENSE)

   As of December 31, 2012 and 2011, other income (expense) as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

 OTHER INCOME (EXPENSE)                             2012      2011      2010
 ----------------------                           --------  --------  -------
 Other income                                     $ 43,336  $ 18,192  $45,490
 Fee income on deposit programs                      6,641     6,198    8,018
 Equities and deposits in pools and associations        39        --     (698)
 Interest expense on reinsurance program           (39,541)  (51,139)      --
 Foreign exchange gain (loss)                          225    (3,026)     (64)
                                                  --------  --------  -------
    TOTAL OTHER INCOME (EXPENSE)                  $ 10,700  $(29,775) $52,746
                                                  ========  ========  =======

E. NON-CASH ITEMS

   For the years ended December 31, 2012 and 2011, the amounts reported in the accompanying Statements of Cash Flow are net of the following non-cash items:

   NON-CASH TRANSACTIONS                      2012        2011        2010
   ---------------------                    --------  -----------  ----------
   DIVIDENDS TO PARENT:
      Securities                            $ 48,411  $    27,458  $       --
      Other                                   18,716           --          --
   Capital contribution to parent             54,250       61,758   1,947,275
   LOSS PORTFOLIO TRANSFER:
      Premiums collected                       8,083           --          --
      Benefit and loss related payments       58,384    1,092,875          --
      Funds held                             (66,467)  (1,092,875)         --
                                            --------  -----------  ----------
          TOTAL NON-CASH TRANSACTIONS       $121,377  $    89,216  $1,947,275
                                            ========  ===========  ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 13 - SUBSEQUENT EVENTS

Subsequent events have been considered through April 22, 2013 for the statutory statement issued on April 26, 2013.

Type I - Recognized Subsequent Events:

None.

Type II - Nonrecognized Subsequent Events:

On January 9, 2013 AIG announced that it has entered into a reinsurance transaction with Compass Re Ltd., which will provide $400,000 of peak-zone protection against U.S. hurricanes and earthquakes. To fund its potential obligations to AIG, Compass Re Ltd. issued a $400,000 catastrophe bond in a single tranche. The transaction closed on December 27, 2012 and provides AIG with fully collateralized coverage against the losses described above on a per-occurrence basis (under a reinsurance agreement related to the notes) through December 2014 using an index trigger with state-specific payment factors. With this transaction, AIG has sponsored $1,850,000 in catastrophe bonds over the past three years.

On February 20, 2013, the 2012 AIG Capital Maintenance Agreement (CMA) was amended to exclude net admitted DTAs from the calculation of TAC. As a result, effective February 20, 2013, the SMP decreased from 350 percent to 325 percent. On that same date, the CMA was amended to exclude net admitted DTAs from the calculation of TAC and the Individual Entity Minimum Percentage was reduced from 300 percent to 275 percent. Refer to Note 5 for additional information.

The Company paid dividends to AIG PC of $77,000 and $23,000 on March 19, 2013 and April 1, 2013, respectively. Both dividends were approved by its Board of Directors on March 8, 2013.

Effective May 31, 2013, the members and nominees of Chartis Overseas Association intend to terminate an old and put into place a new reinsurance structure that will result in certain Japan business currently assumed by the Association members to instead be assumed by National Union acting in its capacity as the lead member of the Admitted Pool. This will support AIG PC's efforts to reduce the business in American International Overseas, Ltd.; redirect reinsurance to the Admitted Pool companies in order to centralize and leverage capital; simplify AIG PC's intercompany reinsurance structure consistent with regulatory commitments.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements




The following audited financial statements are included in this Registration
Statement:



FS Variable Annuity Account Two:


     -   Statement of Assets and Liabilities, December 31, 2012


     -   Schedules of Portfolio Investments, December 31, 2012


     - Statements of Operations, for the four months ended December 31, 2012, and for the year ended August 31, 2012


     - Statements of Changes in Net Assets, for the four months ended December 31, 2012, and for the years ended August 31, 2012 and August 31, 2011



The United States Life Insurance Company in the City of New York:


     - Audited Financial Statements of The United States Life Insurance Company in the City of New York for the years ended December 31, 2012, 2011 and 2010.



American Home Assurance Company:


     - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2012, and 2011.


(b) Exhibits


(1)   Resolutions Establishing Separate Account.................................    1
(2)   Custody Agreements........................................................    Not Applicable
(3)   (a)  Form of Distribution Agreement.......................................    7
      (b)  Form of Selling Agreement............................................    7
(4)   (a)  Form of Variable Annuity Contract....................................    2
      (m)  Merger Endorsement...................................................    7
(5)   Application for Contract..................................................    2
(6)   Corporate Documents of Depositor
      (a)  Copy of the Bylaws of The United States Life Insurance Company in the
           City of New York, amended and restated December 14, 2010.............    6
(7)   Reinsurance Contract......................................................    Not Applicable
(8)   Material Contracts
      (a)  Form of Anchor Series Trust Fund Participation Agreement.............    1
      (b)  Form of SunAmerica Series Trust Fund Participation Agreement.........    1
      (k)  Form of Letter of Consent to the Assignment of the Fund Participation
           Agreement............................................................    7
(9)   (a)  Opinion of Counsel and Consent of Depositor..........................    8
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company......................................    4
(10)  Consents..................................................................    Filed Herewith
(11)  Financial Statements Omitted from Item 23.................................    Not Applicable
(12)  Initial Capitalization Agreement..........................................    Not Applicable
(13)  Other
      (a)  Power of Attorney
           (1) Power of Attorney -- The United States Life Insurance Company in
           the City of New York Directors.......................................    9
           (2) Power of Attorney -- American Home Assurance Company Directors...    10
      (b)  General Guarantee Agreement by American Home Assurance Company.......    3
      (c)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on December 28, 2007.........................................    5
      (d)  Capital Maintenance Agreement of American International Group,
           Inc. ................................................................    7
      (e)  Agreement and Plan of Merger including the Charter of The United
           States Life Insurance Company in the City of New York as the
           Surviving Corporation................................................    7



--------

1 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 7, File Nos. 033-85014 and 811-08810, filed on January 30, 1998, Accession No. 0000950148-98-000132.


2 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No. 8, File Nos. 033-85014 and 811-08810, filed on March 31, 1998, Accession No. 0000950148-98-000732.



3 Incorporated by reference to Post-Effective Amendment No. 23 and Amendment No. 25, File Nos. 033-85014 and 811-08810, filed on August 12, 2005,
   Accession No. 0000950129-05-008180.

4 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No. 7, File Nos. 333-102137 and 811-08810, filed on October 21, 2005, Accession No. 000950129-05-009958.



5 Incorporated by reference to Post-Effective Amendment No. 15 and Amendment No. 16, File Nos. 333-102137 and 811-08810, filed on January 31, 2008,
   Accession No. 0000950148-08-000027.



6 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 2, File Nos. 333-171493 and 811-04865-01, filed on May 2, 2011, Accession No.
   0001193125-11-120900.



7 Incorporated by reference to Initial Registration Statement, File Nos. 333-178841 and 811-08810, filed on January 3, 2012, Accession No. 0000950123-11-
   104741.



8 Incorporated by reference to Initial Registration Statement, File Nos. 333-178863 and 811-08624, filed on January 3, 2012, Accession No. 0000950123-11-
   104793.



9 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 5, File Nos. 333-178845 and 811-08810 filed on April 29, 2013, Accession No. 0000950123-13-002960.





10 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-185804 and 811-07727 filed on April 30, 2013.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR




The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.



NAMES POSITIONS AND OFFICES
HELD WITH DEPOSITOR
---------------------------
Jay S. Wintrob(2)                   Director, Chairman, President and Chief Executive
                                    Officer
Bruce R. Abrams                     Director and President -- Fixed Annuities
William J. Carr                     Director
Thomas J. Diemer                    Director, Senior Vice President and Chief Risk
                                    Officer
Mary Jane B. Fortin                 Director, Executive Vice President, Chief
                                    Financial Officer
Deborah A. Gero(2)                  Director, Senior Vice President and Chief
                                    Investment Officer
William J. Kane                     Director
Scott H. Richland                   Director
W. Lawrence Roth                    Director
Jana W. Greer(3)                    President -- Retirement Income Solutions
James A. Mallon                     President -- Life and Accident & Health
Jonathan J. Novak                   President -- Institutional Markets
Curtis W. Olson(1)                  President -- Group Benefits
Robert M. Beuerlein                 Senior Vice President and Chief and Appointed
                                    Actuary
Randall W. Epright                  Senior Vice President and Chief Information
                                    Officer
Stephen A. Maginn(3)                Senior Vice President and Chief Distribution
                                    Officer
Christine A. Nixon(2)               Senior Vice President and Chief Legal Officer
Tim W. Still                        Senior Vice President and Chief Operations Officer
Steven D. Anderson                  Vice President and Controller
Jim A. Coppedge                     Vice President and Assistant Secretary
Julie Cotton Hearne                 Vice President and Secretary
David H. den Boer                   Vice President and Chief Compliance Officer
John B. Deremo                      Vice President, Distribution
William T. Devanney, Jr.            Vice President and Tax Officer
Gavin D. Friedman(2)                Vice President and Litigation Officer
Leo W. Grace                        Vice President, Product Filings
Tracy E. Harris                     Vice President, Product Filings
Mallary L. Reznik(2)                Vice President and Assistant Secretary
T. Clay Spires                      Vice President and Tax Officer
Michael E. Treske                   Vice President, Distribution
William C. Wolfe                    Vice President and Treasurer
Manda Ghaferi(2)                    Vice President
David S. Jorgensen                  Vice President
Melissa H. Cozart                   Privacy Officer
Craig M. Long                       Anti-Money Laundering and Office of Foreign Asset
                                    Control Officer
David J. Kumatz(4)                  Assistant Secretary
Virginia N. Puzon(2)                Assistant Secretary
Larry E. Blews                      38a-1 Compliance Officer



--------


   (1) 3600 Route 66, Neptune, NJ 07753



   (2) 1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067



   (3) 21650 Oxnard Street, Woodland Hills, CA 91367



   (4) 200 American General Way, Brentwood, TN 37027


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The United States Life Insurance Company in the City of New York ("Depositor"). The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American

International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-13-001390, filed on February 21, 2013. Exhibit 21 is incorporated herein by reference.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 2, 2013, the number of Vista Capital Advantage contracts funded by FS Variable Annuity Account Two was 134 of which 50 were qualified contracts and 84 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:


     American General Life Insurance Company -- Variable Separate Account American General Life Insurance Company -- Variable Annuity Account One American General Life Insurance Company -- Variable Annuity Account Two American General Life Insurance Company -- Variable Annuity Account Four American General Life Insurance Company -- Variable Annuity Account Five American General Life Insurance Company -- Variable Annuity Account Seven American General Life Insurance Company -- Variable Annuity Account Nine The United States Life Insurance Company in the City of New York -- FS Variable Separate Account
     The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account One
     The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account Two
     The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account Five
     Anchor Series Trust
     Seasons Series Trust
     SunAmerica Series Trust
     SunAmerica Equity Funds
     SunAmerica Income Funds
     SunAmerica Series, Inc.
     SunAmerica Money Market Funds, Inc.
     SunAmerica Senior Floating Rate Fund, Inc.
     SunAmerica Specialty Series

(b) Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck.........   Director
James T. Nichols.........   Director, President & Chief Executive Officer
Stephen A. Maginn(1).....   Director, Senior Vice President
Frank Curran.............   Vice President, Controller, Financial Operation
                            Principal and Chief Financial Officer, Treasurer
Michael E. Treske........   Chief Distribution Officer
Rebecca Snider...........   Chief Compliance Officer
John T. Genoy............   Vice President
Mallary L. Reznik(2).....   Vice President
Christine A. Nixon(2)....   Secretary
Virginia N. Puzon(2).....   Assistant Secretary



     --------


      * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.


     (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.


     (2) Principal business address is 1 SunAmerica Center, Los Angeles, CA 90067-6121.


(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at One World Financial Center, 200 Liberty Street, New York, New York 10281 or at The United States Life Insurance Company in the City of New York's Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

GENERAL REPRESENTATIONS

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

UNDERTAKINGS OF THE REGISTRANT

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

UNDERTAKINGS OF THE DEPOSITOR REGARDING GUARANTOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period") , filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of January 31, 2008 at 4:00 p.m. Eastern time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

Effective as of 11:59 p.m. Eastern time, on December 31, 2011, First SunAmerica Life Insurance Company, an affiliate of The United States Life Insurance Company in the City of New York, merged with and into The United States Life Insurance Company in the City of New York. New York law provides for the continuation of guarantees for contracts and certificates issued prior to a merger. Therefore, the American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination.

                                   SIGNATURES



As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FS Variable Annuity Account Two, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2013.


                                        FS VARIABLE ANNUITY ACCOUNT TWO

                                        (Registrant)



                                        BY: THE UNITED STATES LIFE INSURANCE
                                            COMPANY
                                            IN THE CITY OF NEW YORK


                                            (On behalf of the Registrant and
                                            itself)



                                        BY: /s/ MARY JANE B. FORTIN


                                            ------------------------------------
                                            MARY JANE B. FORTIN
                                            EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER



As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

*JAY S. WINTROB                    Chairman of the Board, President       April 29, 2013
-----------------------------        and Chief Executive Officer
JAY S. WINTROB

*BRUCE R. ABRAMS                   Director and President -- Fixed        April 29, 2013
-----------------------------                 Annuities
BRUCE R. ABRAMS

*WILLIAM J. CARR                               Director                   April 29, 2013
-----------------------------
WILLIAM J. CARR

*THOMAS J. DIEMER                  Director, Senior Vice President        April 29, 2013
-----------------------------           and Chief Risk Officer
THOMAS J. DIEMER

*MARY JANE B. FORTIN              Director, Executive Vice President      April 29, 2013
-----------------------------        and Chief Financial Officer
MARY JANE B. FORTIN

                                   Director, Senior Vice President
-----------------------------        and Chief Investment Officer
DEBORAH A. GERO

*WILLIAM J. KANE                               Director                   April 29, 2013
-----------------------------
WILLIAM J. KANE

*SCOTT H. RICHLAND                             Director                   April 29, 2013
-----------------------------
SCOTT H. RICHLAND

*R. LAWRENCE ROTH                              Director                   April 29, 2013
-----------------------------
R. LAWRENCE ROTH

*STEVEN D. ANDERSON                 Vice President and Controller         April 29, 2013
-----------------------------
STEVEN D. ANDERSON


/s/ MANDA GHAFERI                          Attorney-In-Fact               April 29, 2013
-----------------------------
*MANDA GHAFERI

                                   SIGNATURES


American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2013.


                                        AMERICAN HOME ASSURANCE COMPANY


                                        BY: /s/ KATHLEEN T. CARBONE

                                            ------------------------------------

                                            KATHLEEN T. CARBONE


                                            STATUTORY CONTROLLER AND VICE
                                            PRESIDENT


This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



           SIGNATURE                             TITLE                          DATE
           ---------                             -----                          ----

*RICHARD HOSKINS                      Director and Chief Financial         April 29, 2013
------------------------------                  Officer
RICHARD HOSKINS


*ALEXANDER R. BAUGH                             Director                   April 29, 2013
------------------------------
ALEXANDER R. BAUGH


*JAMES BRACKEN                                  Director                   April 29, 2013
------------------------------
JAMES BRACKEN


*JOHN Q. DOYLE                       Director, President and Chief         April 29, 2013
------------------------------             Executive Officer
JOHN Q. DOYLE


*PETER D. HANCOCK                               Director                   April 29, 2013
------------------------------
PETER D. HANCOCK


*DAVID L. HERZOG                                Director                   April 29, 2013
------------------------------
DAVID L. HERZOG


*MONIKA M. MACHON                               Director                   April 29, 2013
------------------------------
MONIKA M. MACHON


*RALPH W. MUCERINO                              Director                   April 29, 2013
------------------------------
RALPH W. MUCERINO


*SID SANKARAN                                   Director                   April 29, 2013
------------------------------
SID SANKARAN


*CHRISTOPHER L. SPARRO                          Director                   April 29, 2013
------------------------------
CHRISTOPHER L. SPARRO


*MARK T. WILLIS                                 Director                   April 29, 2013
------------------------------
MARK T. WILLIS


*BY:  /s/ KATHLEEN T. CARBONE
      ------------------------
      KATHLEEN T. CARBONE
      ATTORNEY-IN-FACT

                                  EXHIBIT INDEX


EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
    (10)        Consents